UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

AMG Funds I

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300,

Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300,

Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2016 – OCTOBER 31, 2017

(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

October 31, 2017

AMG FQ Tax-Managed U.S. Equity Fund

Class N: MFQAX     |     Class I: MFQTX

AMG FQ Long-Short Equity Fund

(formerly AMG FQ U.S. Equity Fund)

Class N: FQUAX       |     Class I: MEQFX

AMG FQ Global Risk-Balanced Fund

Class N: MMAVX     |     Class I: MMASX      |     Class Z: MMAFX

amgfunds.com |	103117 AR014

AMG Funds

Annual Report—October 31, 2017

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG FQ Tax-Managed U.S. Equity Fund	4
AMG FQ Long-Short Equity Fund	11
AMG FQ Global Risk-Balanced Fund	22

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	29
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	31
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	32
Detail of changes in assets for the past two fiscal years

Financial Highlights	33
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	40
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49

TRUSTEES AND OFFICERS	50

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	53

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The last 12 months was a strong period for equity markets as the health of the global economy improved amid an environment of low volatility and higher returns. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 23.63% during the fiscal year ended October 31, 2017. Small cap stocks performed even better with a 27.85% return for the small cap Russell 2000® Index.

Following the surprising U.S. presidential election results last November, interest rates spiked and pro-cyclical sectors rallied, especially financials, as the new administration’s plans for tax reform and increased fiscal spending drove a reflationary theme of stronger future economic growth. Equity market volatility fell to historic lows during the year while major indexes notched record highs. The rally in pro-cyclicals ebbed and flowed at times as investors assessed the Trump administration’s ability to enact pro-growth tax reform and infrastructure spending. Later in the year, elevated geopolitical tensions from saber-rattling in North Korea and devastation from three major hurricanes did not disrupt the equity bull market. In September, the S&P 500 Index marked eight straight quarters of positive returns and has not seen a pullback greater than 5% since the summer of 2016.

In total, all but one sector of the S&P 500 Index was positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and financials stocks led the Index with returns of 38.99% and 37.06%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of 2.60% and -1.37%, respectively. International stock performance significantly improved from the prior year with a return of 23.64%, as measured by the MSCI All Country World ex-USA Index. The U.S. Dollar weakened during the year, providing a boost for international investments in Dollar terms. Additionally, emerging markets equities outperformed developed markets, as the MSCI Emerging Markets Index returned 26.45% for the year, compared with a 23.44% return for the developed market MSCI EAFE Index.

The U.S. bond market produced slightly positive returns for the year, as measured by the 0.90% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. Interest rates spiked following the presidential election leading to price declines for most bonds. Returns improved as interest rates generally fell through the spring and summer. Overall, 10-year U.S. Treasury Notes rose

54 basis points during the year to end at a yield of 2.38%. The U.S. Federal Reserve (the Fed) continued to normalize interest rates by hiking the federal funds rate three times and signaled further tightening in the future through benchmark interest rate increases and the gradual reduction of its massive balance sheet. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with an 8.92% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds sub advised by unaffiliated investment managers.

We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

		Periods ended October 31, 2017*
Average Annual Total Returns		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500 Index)	23.63%	10.77%	15.18%
Small Caps	(Russell 2000® Index)	27.85%	10.12%	14.49%
International	(MSCI All Country World ex-USA Index)	23.64%	5.71%	7.29%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.90%	2.40%	2.04%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	8.92%	5.56%	6.27%
Tax-exempt	(Bloomberg Barclays U.S. Municipal Bond Index)	2.19%	3.04%	3.00%
Treasury Bills	(ICE BofA Merrill Lynch 6-Month U.S. Treasury Bill Index)	0.84%	0.56%	0.40%

*	Source: Factset. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Expense	Beginning	Ending	Expenses
	Ratio for	Account Value	Account Value	Paid During
Six Months Ended October 31, 2017	the Period	05/01/17	10/31/17	the Period*
AMG FQ Tax-Managed U.S. Equity Fund
Based on Actual Fund Return
Class N	1.14%	$1,000	$1,084	$5.99
Class I	.89%	$1,000	$1,086	$4.68
Based on Hypothetical 5% Annual Return
Class N	1.14%	$1,000	$1,019	$5.80
Class I	.89%	$1,000	$1,021	$4.53
AMG FQ Long-Short Equity Fund**
Based on Actual Fund Return
Class N	1.19%	$1,000	$1,054	$6.16
Class I	.72%	$1,000	$1,057	$3.73
Based on Hypothetical 5% Annual Return
Class N	1.19%	$1,000	$1,019	$6.06
Class I	.72%	$1,000	$1,022	$3.67
AMG FQ Global Risk-Balanced Fund
Based on Actual Fund Return
Class N	1.29%	$1,000	$1,066	$6.72
Class I	.89%	$1,000	$1,068	$4.64
Class Z	.89%	$1,000	$1,068	$4.64
Based on Hypothetical 5% Annual Return
Class N	1.29%	$1,000	$1,019	$6.56
Class I	.89%	$1,000	$1,021	$4.53
Class Z	.89%	$1,000	$1,021	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

**	Excludes interest expense and dividends on short positions. If included, your annualized expense ratios would be 1.31% and 0.84% for Class N and Class I, respectively, and your actual and hypothetical expenses paid during the period would be $6.78 and $6.67, and $4.36 and $4.28 for Class N and Class I, respectively.

3

AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments (unaudited)

For the fiscal year ended October 31, 2017, the AMG FQ Tax-Managed U.S. Equity Fund (the “Fund”) Class I Shares returned 24.57%, compared to 23.98% for its benchmark, the Russell 3000® Index.

The U.S. equity market appreciated strongly in the 12 months to October 31, 2017. This period encompassed a U.S. presidential election and healthy earnings growth. Low interest rates continued to support the market.

The strongest sectors in the period were industrials and technology. Oil & gas was the only sector with a negative return. Large capitalization stocks outperformed small company stocks and growth outperformed value.

PERFORMANCE REVIEW

The Fund modestly outperformed the benchmark during the fiscal year. The main positive contribution was from the common risk factors within our quantitative models, with a smaller positive contribution from the Fund’s industry positions. The stock specific component made a negative contribution during the period.

With respect to risk factors, the largest positive contributions were from stocks with relatively low price/earnings ratio, lower than average earnings variability, below average dividend yield and above average price momentum. The main negative contribution was from stocks with above average price volatility.

With respect to industries, the largest positive contributions were from underweights to soaps & toiletries and oil extraction, and an overweight to machinery. The main negative contributions were from underweights to major banks and autos and trucks and an overweight to airlines.

POSITIONING

The Fund’s size signal has a lower exposure to small stocks, driven by movements in the high yield bond spread and term premium. The volatility timing signal has a modest overweight to low volatility stocks. The Fund’s value/growth signal is close to neutral. Finally, the momentum timing signal favors a small overweight toward momentum. Market risk has been contained, and market returns have been supportive.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

4

AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ Tax-Managed U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I shares on October 31, 2007 to a $10,000 investment made in the Russell 3000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG FQ Tax-Managed U.S. Equity Fund and the Russell 3000® Index for the same time periods ended October 31, 2017.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Year	Year
AMG FQ Tax-Managed U.S. Equity Fund2,3,4,[5]
Class N	24.27%	14.64%	6.33%
Class I	24.57%	14.93%	6.55%
Russell 3000® Index[6]	23.98%	15.12%	7.61%
Return After Taxes on Distributions[7]
Class N	24.00%	14.52%	6.24%
Class I	24.22%	14.76%	6.42%
Returns After Taxes on Distributions & Sale of Fund Shares[7]
Class N	13.91%	11.78%	5.09%
Class I	14.13%	12.02%	5.26%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in large-cap companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-cap companies are out of favor.
[4]	Although the Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.
[5]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[6]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment and does not incur expenses.
[7]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Russell 3000® Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG FQ Tax-Managed U.S. Equity Fund

Fund Snapshots (unaudited)

October 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	24.9
Financials	15.4
Health Care	13.1
Industrials	12.6
Consumer Discretionary	11.8
Consumer Staples	7.0
Energy	5.3
Materials	3.3
Telecommunication Services	1.9
Utilities	1.7
Real Estate	1.1
Other Assets Less Liabilities	1.9

TOP TEN HOLDINGS

Security Name	% of Net Assets
Apple, Inc.	3.4
Visa, Inc., Class A	3.0
Mastercard, Inc., Class A	2.8
Berkshire Hathaway, Inc., Class B	2.6
Microsoft Corp.	2.6
UnitedHealth Group, Inc.	2.4
BWX Technologies, Inc.	2.2
Huntington Ingalls Industries, Inc.	1.9
Brown & Brown, Inc.	1.8
Tyson Foods, Inc., Class A	1.7

Top Ten as a Group	24.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2017

	Shares	Value
Common Stocks - 98.1%
Consumer Discretionary - 11.8%
1-800-Flowers.com, Inc., Class A*	17,600	$165,440
Amazon.com, Inc.*	1,074	1,187,071
Best Buy Co., Inc.	2,515	140,790
Cambium Learning Group, Inc.*	15,810	96,757
Comcast Corp., Class A	3,542	127,618
Crocs, Inc.*	75,023	765,234
Extended Stay America, Inc. (Units)	37,315	739,583
Francesca’s Holdings Corp.*	15,955	103,229
Graham Holdings Co., Class B	662	368,370
Hibbett Sports, Inc.*,1	28,846	369,229
The Home Depot, Inc.	1,129	187,165
International Speedway Corp., Class A	5,124	199,067
Johnson Outdoors, Inc., Class A	2,651	199,382
K12, Inc.*	1,019	16,528
Kirkland’s, Inc.*	7,831	91,623
Liberty Media Corp-Liberty SiriusXM*	19,069	795,368
Lowe’s Cos, Inc.	6,998	559,490
MCBC Holdings, Inc.*	24,561	561,710
The Michaels Cos., Inc.*,1	855	16,604
Netflix, Inc.*	1,041	204,484
Office Depot, Inc.	75,551	234,208
Speedway Motorsports, Inc.	9,785	195,211
Standard Motor Products, Inc.	3,900	170,313
Taylor Morrison Home Corp., Class A*	36,412	879,350
Tenneco, Inc.	1,765	102,564
The Walt Disney Co.	685	67,000
Total Consumer Discretionary		8,543,388
Consumer Staples - 7.0%
Central Garden & Pet Co.*,1	8,781	335,259
Central Garden & Pet Co., Class A*	11,889	438,823
The Coca-Cola Co.	2,613	120,146
Medifast, Inc.	9,924	619,258
National Beverage Corp.[1]	6,098	596,994
PepsiCo, Inc.	950	104,718
Philip Morris International, Inc.	783	81,933
The Procter & Gamble Co.	3,153	272,230
Seaboard Corp.	77	338,809
Tyson Foods, Inc., Class A	16,596	1,210,014
United Natural Foods, Inc.*	223	8,646
US Foods Holding Corp.*	23,659	645,418
USANA Health Sciences, Inc.*	4,059	266,676

	Shares	Value
Village Super Market, Inc., Class A	1,374	$32,962
Total Consumer Staples		5,071,886
Energy - 5.3%
Abraxas Petroleum Corp.*	93,591	199,349
Cabot Oil & Gas Corp.	20,091	556,521
Chevron Corp.	1,910	221,350
Devon Energy Corp.	3,780	139,482
Evolution Petroleum Corp.	13,789	102,038
Exterran Corp.*	2,981	96,197
Exxon Mobil Corp.	6,992	582,783
Marathon Petroleum Corp.	9,400	561,556
Pacific Ethanol, Inc.*	13,335	64,008
Phillips 66	4,600	418,968
Renewable Energy Group, Inc.*	16,184	195,826
Valero Energy Corp.	5,800	457,562
W&T Offshore, Inc.*	52,968	165,790
Willbros Group, Inc.*	22,797	69,759
Total Energy		3,831,189
Financials - 15.4%
Arch Capital Group, Ltd. (Bermuda)*	11,700	1,165,788
Bank of America Corp.	12,444	340,841
BankFinancial Corp.	9,003	142,608
Berkshire Hathaway, Inc., Class B*	10,287	1,923,052
Brown & Brown, Inc.	25,500	1,270,920
Canadian Imperial Bank of Commerce (Canada)	1,823	160,515
Capital City Bank Group, Inc.	3,853	95,015
Central Valley Community Bancorp	2,657	53,671
Cherry Hill Mortgage Investment Corp., REIT	3,477	63,316
Citigroup, Inc.	4,100	301,350
CNA Financial Corp.	17,972	972,824
Discover Financial Services	6,597	438,898
Dynex Capital, Inc., REIT	64,282	449,974
Employers Holdings, Inc.	11,883	566,819
Enterprise Financial Services Corp.	2,000	87,200
Erie Indemnity Co., Class A	2,000	241,600
Everest Re Group, Ltd. (Bermuda)	2,200	522,390
First Defiance Financial Corp.	1,481	80,270
First Financial Corp.	525	24,938
First Hawaiian, Inc.	11,060	323,394
First Interstate BancSystem, Inc., Class A	4,099	161,091
GAMCO Investors, Inc., Class A	4,750	137,560
HomeTrust Bancshares, Inc.*	1,014	26,618
Houlihan Lokey, Inc.	764	31,805

The accompanying notes are an integral part of these financial statements.

7

AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 15.4% (continued)
Independent Bank Corp.	1,999	$44,978
JPMorgan Chase & Co.	6,852	689,380
National Western Life Group, Inc., Class A	103	36,831
Sierra Bancorp	3,100	82,026
SunTrust Banks, Inc.	3,197	192,491
Timberland Bancorp, Inc.	7,254	219,869
Wells Fargo & Co.	5,558	312,026
Total Financials		11,160,058
Health Care - 13.1%
Agilent Technologies, Inc.	1,239	84,289
Amgen, Inc.	6,296	1,103,185
AngioDynamics, Inc.*	5,317	90,229
Anika Therapeutics, Inc.*,1	9,000	491,670
Atrion Corp.	251	165,070
Biogen, Inc.*	1,735	540,730
Bioverativ, Inc.*	867	48,986
Cantel Medical Corp.	2,899	284,334
Cardiovascular Systems, Inc.*	659	15,862
Catalent, Inc.*	7,139	304,050
Centene Corp.*	10,956	1,026,249
Charles River Laboratories International, Inc.*	5,950	691,925
CR Bard, Inc.	100	32,707
Durect Corp.*	29,843	23,794
IDEXX Laboratories, Inc.*	353	58,658
Johnson & Johnson	4,714	657,179
McKesson Corp.	1,199	165,318
Merck & Co., Inc.	1,926	106,103
OraSure Technologies, Inc.*	9,021	178,165
PDL BioPharma, Inc.*	27,864	82,477
Pfizer, Inc.	5,778	202,577
Phibro Animal Health Corp., Class A	19,630	739,069
The Providence Service Corp.*	3,547	197,213
Quality Systems, Inc.*	3,981	56,013
Triple-S Management Corp., Class B
(Puerto Rico)*	760	18,248
UnitedHealth Group, Inc.	8,199	1,723,594
Vertex Pharmaceuticals, Inc.*	181	26,468
WellCare Health Plans, Inc.*	2,003	396,073
Total Health Care		9,510,235
Industrials - 12.6%
Alaska Air Group, Inc.	17,694	1,168,335
Allison Transmission Holdings, Inc.	22,735	966,010

	Shares	Value
ARC Document Solutions, Inc.*	100,983	$446,345
BWX Technologies, Inc.	27,243	1,632,401
Continental Building Products, Inc.*	23,053	615,515
Copa Holdings, S.A., Class A (Panama)	550	67,754
Delta Air Lines, Inc.	2,728	136,482
General Electric Co.	9,224	185,956
Harsco Corp.*	5,371	114,134
Heritage-Crystal Clean, Inc.*	1,974	38,592
Huntington Ingalls Industries, Inc.	5,799	1,350,181
ICF International, Inc.*	1,569	84,255
Primoris Services Corp.	20,400	576,708
RPX Corp.*	40,974	533,481
Rush Enterprises, Inc., Class B*	6,529	310,715
Southwest Airlines Co.	4,500	242,370
SP Plus Corp.*	3,000	116,250
TPI Composites, Inc.*	1,903	47,670
TriNet Group, Inc.*	4	139
UniFirst Corp.	3,000	472,500
YRC Worldwide, Inc.*	2,113	28,462
Total Industrials		9,134,255
Information Technology - 24.9%
Alphabet, Inc., Class A*	801	827,465
Alphabet, Inc., Class C*	814	827,545
Appfolio, Inc., Class A*	2,427	111,399
Apple, Inc.	14,618	2,471,027
Benchmark Electronics, Inc.*	25,252	781,549
Cadence Design Systems, Inc.*	5,144	222,015
Care.com, Inc.*	3,364	51,705
CDW Corp.	8,540	597,800
Cisco Systems, Inc.	2,742	93,639
CommerceHub, Inc.*	15,931	339,808
CSG Systems International, Inc.	2,698	114,233
Diodes, Inc.*	1,265	43,440
Extreme Networks, Inc.*	29,675	356,100
Facebook, Inc., Class A*	6,327	1,139,240
FormFactor, Inc.*	22,502	409,536
Intel Corp.	2,795	127,144
IXYS Corp.*	6,098	150,621
KLA-Tencor Corp.	2,029	220,938
Mastercard, Inc., Class A	13,777	2,049,604
Microsoft Corp.	22,700	1,888,186
MoneyGram International, Inc.*	3,471	53,974

The accompanying notes are an integral part of these financial statements.

8

AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 24.9% (continued)
NetScout Systems, Inc.*	3,664	$104,058
Oracle Corp.	583	29,675
PC Connection, Inc.	794	21,438
Progress Software Corp.	26,502	1,121,830
QAD, Inc., Class A	9,851	364,487
Rudolph Technologies, Inc.*	16,756	464,979
salesforce.com, Inc.*	1,696	173,569
ServiceNow, Inc.*	326	41,197
Tech Data Corp.*	799	74,123
TechTarget, Inc.*	4,156	51,784
Trimble, Inc.*	5,028	205,545
Visa, Inc., Class A	19,864	2,184,643
Zix Corp.*	38,333	185,915
Zynga, Inc., Class A*	39,005	152,119
Total Information Technology		18,052,330
Materials - 3.3%
AdvanSix, Inc.*	4,109	190,123
Boise Cascade Co.*	2,923	103,620
Cabot Corp.	2,197	133,929
Graphic Packaging Holding Co.	25,299	391,882
Louisiana-Pacific Corp.*	649	17,640
LyondellBasell Industries NV, Class A	7,700	797,181
Tahoe Resources, Inc.[1]	29,369	140,971
Trecora Resources*	5,400	65,610
United States Lime & Minerals, Inc.	2,559	232,485
Valhi, Inc.	7,299	31,751
Valvoline, Inc.	11,424	274,405
Total Materials		2,379,597
Real Estate - 1.1%
American Homes 4 Rent, Class A, REIT	11,900	253,232
American Tower Corp., REIT	481	69,105
Columbia Property Trust, Inc., REIT	14,606	322,500
Equity Commonwealth, REIT*	2,951	88,678
Park Hotels & Resorts, Inc., REIT	3,564	102,608
Total Real Estate		836,123
Telecommunication Services - 1.9%
AT&T, Inc.	10,870	365,775

	Shares	Value
Boingo Wireless, Inc.*	12,095	$282,781
United States Cellular Corp.*	16,413	600,552
Verizon Communications, Inc.	3,360	160,843
Total Telecommunication Services		1,409,951
Utilities - 1.7%
American Water Works Co., Inc.	4,551	399,396
Atlantic Power Corp.*	52,006	127,415
Atmos Energy Corp.	602	52,518
Hawaiian Electric Industries, Inc.	10,503	382,939
Vectren Corp.	4,069	277,262
Total Utilities		1,239,530
Total Common Stocks
(Cost $48,428,567)		71,168,542
	Principal Amount
Short-Term Investments - 3.1%
Repurchase Agreements - 1.1%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/17, due 11/01/17, 1.080% total to be received $774,206 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.000%, 12/01/17 - 09/20/67, totaling $789,667)	$774,183	774,183

	Shares
Other Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[3]	1,470,302	1,470,302
Total Short-Term Investments (Cost $2,244,485)		2,244,485
Total Investments - 101.2% (Cost $50,673,052)		73,413,027
Other Assets, less Liabilities - (1.2)%		(861,113)
Net Assets - 100.0%		$72,551,914

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $761,953 or 1.1% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

The accompanying notes are an integral part of these financial statements.

9

AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

3	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT    Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$71,168,542	—	—	$71,168,542
Short-Term Investments
Repurchase Agreements	—	$774,183	—	774,183
Other Investment Companies	1,470,302	—	—	1,470,302

Total Investments in Securities	$72,638,844	$774,183	—	$73,413,027

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

10

AMG FQ Long-Short Equity Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG FQ Long-Short Equity Fund (the “Fund”)1 Class I Shares returned 23.11%, compared to 23.98% for its benchmark, the Russell 3000® Index.

The U.S. equity market appreciated strongly in the 12 months to October 31, 2017. This period encompassed a U.S. presidential election and healthy earnings growth. Low interest rates continued to support the market.

The strongest sectors in the period were industrials and technology. Oil & gas was the only sector with a negative return. Large cap stocks outperformed small company stocks and growth outperformed value.

PERFORMANCE REVIEW

At the end of August, the Fund was modified to include taking short positions in stocks. We anticipate the Fund will have an average beta (sensitivity to market movements) of approximately 0.5 going forward, and that will create some tracking error versus the Russell 3000® Index benchmark.

Under the Fund’s new investment strategy, futures contracts are utilized to either increase or decrease the net market exposure of the Fund. Given the relatively short period of time this was in place, the use of futures contracts did not have a material impact on the Fund’s performance during the fiscal year.

The Fund underperformed the Russell 3000® Index over the 12-month period. In the first 10 months of the period, however, up to the point of conversion to the long-short investment strategy, the Fund outperformed the Russell 3000® Index by approximately 1%. In September and October the Fund underperformed the Russell 3000® (by roughly 1.40%) but outperformed the internal strategy benchmark (Russell 3000® adjusted to a 0.5 beta).

The underperformance in September and October was primarily due to the Fund having a low beta when market returns were positive 4.67%. Security selection was positive, although not enough to overcome the drag from the low beta. Common risk factors, industries and the stock specific component all made positive contributions to returns.

With regard to common risk factors, the largest positive contributions were from stocks that are inexpensive on the basis of price/earnings ratio, stocks with below average market capitalization (in the first 10 months of the period) and stocks with above average price momentum. The largest negative contributions were from stocks with greater than average price volatility and stocks that are inexpensive on the basis of price/book ratio (in the first 10 months of the period).

With respect to industries, the largest positive contributions were from overweight positions in savings & loans and electronics. The position in oil extraction also made a positive contribution, from being underweight during the first ten months of the period and overweight in the final two months. The main negative contributions were from underweights to regional banks and drugs and an overweight to retail food & drugs.

POSITIONING

The Fund’s size signal has a lower exposure to small stocks, driven by movements in the high yield bond spread and term premium. The volatility timing signal has a modest overweight to low volatility stocks. The Fund’s value/growth signal is close to neutral. Finally, the momentum timing signal favors a small overweight toward momentum. Market risk has been contained, and market returns have been supportive.

[1]	Prior to August 31, 2017, the Fund was known as the FQ U.S. Equity and, had different principal investments strategies and risks.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

11

AMG FQ Long-Short Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ Long-Short Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I shares on October 31, 2007 to a $10,000 investment made in the Russell 3000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG FQ Long-Short Equity Fund and the Russell 3000® Index for the same time periods ended October 31, 2017.

Average Annual Total Returns[1]	One Year	Five Year	Ten Year
AMG FQ Long-Short Equity Fund[2,3,4,5,6,7,8,9,10,11]
Class N	22.62%	12.08%	5.43%
Class I	23.11%	12.40%	5.73%
Russell 3000® Index[12]	23.98%	15.12%	7.61%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
[4]	The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
[5]	In managing the Fund, the Fund’s Subadviser may rely heavily on one or more quantitative models (“Model”) and information and data supplied by third parties (“Data”). When a Model or Data used in managing the Fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the Model or Data may not produce the desired results and the Fund may realize losses. In addition, any hedging based on a faulty Model or Data may prove to be unsuccessful.
[6]	The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.
[7]	The Fund is subject to risks associated with investments in small-cap companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[8]	The Fund is subject to risks associated with investments in mid-cap companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[9]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[10]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[11]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[12]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 3000® Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

12

AMG FQ Long-Short Equity Fund

Fund Snapshots (unaudited)

October 31, 2017

PORTFOLIO BREAKDOWN

Sector	%of Net Assets
Long Investments:
Financials	16.5
Information Technology	8.7
Consumer Discretionary	6.6
Industrials	5.3
Materials	3.7
Health Care	3.2
Real Estate	2.8
Energy	2.1
Consumer Staples	1.8
Telecommunication Services	0.7
Utilities	0.2
Short Investments:
Financials	(13.7)
Industrials	(8.6)
Information Technology	(7.9)
Consumer Discretionary	(5.8)
Real Estate	(3.7)
Materials	(2.8)
Health Care	(2.6)
Energy	(2.3)
Utilities	(1.6)
Consumer Staples	(1.0)
Telecommunication Services	(0.5)
Other Assets Less Liabilities*	98.9

*	Includes investments in short-term investments and cash proceeds on securities sold transactions held at the Prime Broker.

TOP TEN HOLDINGS

%of
Security Name	Net Assets
Century Bancorp, Inc. , Class A	1.3
Boise Cascade Co.	1.2
CNA Financial Corp.	1.1
Keysight Technologies, Inc.	1.1
Triumph Bancorp, Inc.	1.1
Essent Group, Ltd.	1.1
Xenia Hotels & Resorts, Inc.	1.1
Premier, Inc., Class A	1.0
Rollins, Inc.	1.0
JPMorgan Chase & Co.	1.0

Top Ten as a Group	11.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

AMG FQ Long-Short Equity Fund

Schedule of Portfolio Investments

October 31, 2017

	Shares	Value
Common Stocks - 51.6%
Consumer Discretionary - 6.6%
American Axle & Manufacturing Holdings, Inc.*,1	3,087	$54,918
Ascent Capital Group, Inc., Class A*,1	1,572	17,685
Big Lots, Inc.[2]	21	1,077
BJ’s Restaurants, Inc.*,1	2,144	67,965
Cambium Learning Group, Inc.*	2,589	15,845
Career Education Corp.*,1	4,157	44,397
Central European Media Enterprises, Ltd., Class A (Bermuda)*	6,926	31,860
Crocs, Inc.*,1	32,837	334,937
Dave & Buster’s Entertainment, Inc.*,1	5,703	274,885
Francesca’s Holdings Corp.*,1	5,142	33,269
Genesco, Inc.*,1	1,805	44,222
Groupon, Inc.*,2	41	196
International Speedway Corp., Class A1	284	11,033
Kirkland’s, Inc.*,1	2,576	30,139
Liberty Broadband Corp., Class A*,1	4,272	368,289
Lowe’s Cos, Inc.[1]	733	58,603
The Madison Square Garden Co., Class A*	62	13,807
The Michaels Cos., Inc.*,1	5,916	114,889
Scientific Games Corp., Class A*,1	1,163	55,359
Shoe Carnival,Inc.	1,099	20,628
Taylor Morrison Home Corp., Class A*,1	14,782	356,985
TEGNA, Inc.[1]	15,559	190,287
Tenneco, Inc.[1]	1,050	61,015
TripAdvisor Inc.*,2	236	8,850
The Wendy’s Co.	26,491	402,928
Weyco Group, Inc.[1]	2,203	59,900
Total Consumer Discretionary		2,673,968
Consumer Staples - 1.8%
Ingles Markets, Inc., Class A1	734	17,102
Lifevantage Corp.*,1	5,682	31,535
Monster Beverage Corp.*,1	547	31,688
Sprouts Farmers Market, Inc.*,2	428	7,914
United Natural Foods, Inc.*,1	5,707	221,260
Village Super Market, Inc., Class A1	3,313	79,479
Weis Markets, Inc.[1]	8,984	348,849
Total Consumer Staples		737,827
Energy – 2.1%
Adams Resources & Energy, Inc.[1]	770	33,064
Cabot Oil & Gas Corp.	9,603	266,003
Carrizo Oil & Gas, Inc.*,1,2	17,516	309,858

	Shares	Value
Erin Energy Corp.*,1	13,221	$34,969
Evolution Petroleum Corp.[1]	12,917	95,586
Overseas Shipholding Group, Inc., Class A*,1	95	225
Teekay Tankers, Ltd., Class A (Bermuda)	131	194
Willbros Group, Inc.*,1	11,614	35,539
World Fuel Services Corp.[1]	2,221	61,744
Total Energy		837,182
Financials - 16.5%
Argo Group International Holdings, Ltd. (Bermuda)	3	189
Aspen Insurance Holdings, Ltd. (Bermuda)[1]	861	36,937
BankFinancial Corp.[1]	18,493	292,929
BGC Partners, Inc., Class A1	23,234	352,460
Capital City Bank Group, Inc.[1]	4,570	112,696
Century Bancorp, Inc. , Class A1	6,171	524,226
CNA Financial Corp.[1]	8,566	463,678
Dynex Capital, Inc., REIT[1]	57,883	405,181
Employers Holdings, Inc.[1]	286	13,642
Essent Group, Ltd.*,1	10,382	442,481
First American Financial Corp.[1]	1,177	64,052
First Defiance Financial Corp.[1]	1	54
First Financial Corp.[1]	1,672	79,420
FirstCash, Inc.[1]	5,373	343,066
GAMCO Investors, Inc., Class A1	957	27,715
Houlihan Lokey, Inc.[1]	2,681	111,610
JPMorgan Chase & Co.[1]	4,075	409,986
LPL Financial Holdings, Inc.[1]	4,630	229,694
Macatawa Bank Corp.[1]	17,890	179,616
Meridian Bancorp, Inc.[1]	12,137	239,099
MutualFirst Financial, Inc.[1]	2,911	112,656
National Commerce Corp.*,1	6,585	268,339
National General Holdings Corp.[1]	9,850	198,773
Old Second Bancorp, Inc.	12,796	175,305
Orrstown Financial Services, Inc.	1,979	50,464
Riverview Bancorp, Inc.[1]	9,432	83,756
SEI Investments Co.[1]	3,608	232,752
Shore Bancshares, Inc.[1]	4,145	68,227
SI Financial Group, Inc.	1,434	21,510
TFS Financial Corp.[1]	9,559	147,400
Third Point Reinsurance, Ltd. (Bermuda)*,1	10,958	182,999
Triumph Bancorp, Inc.*,1	14,310	443,610
United Insurance Holdings Corp.[1]	6,187	97,383
Wells Fargo & Co.[1]	3,522	197,725

The accompanying notes are an integral part of these financial statements.

14

AMG FQ Long-Short Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 16.5% (continued)
Westwood Holdings Group, Inc.[1]	825	$53,542
Total Financials		6,663,172
Health Care - 3.2%
AbbVie, Inc.[1]	293	26,443
Aratana Therapeutics, Inc.*,2	4	23
Celgene Corp.*,1	486	49,071
Centene Corp.*,1	870	81,493
Corcept Therapeutics, Inc.*,1	2,115	41,644
CytomX Therapeutics, Inc.*	229	4,580
Exelixis, Inc.*	33	818
PDL BioPharma, Inc.*	2	6
Portola Pharmaceuticals, Inc.*,1	947	46,791
Premier, Inc., Class A*,1	12,716	415,432
RTI Surgical, Inc.*,1	6,318	28,431
Sucampo Pharmaceuticals, Inc., Class A*,1	12,686	126,860
Triple-S Management Corp., Class B (Puerto Rico)*,1	3,251	78,057
Varex Imaging Corp.*	11	378
Vertex Pharmaceuticals, Inc.*,1	2,698	394,529
Total Health Care		1,294,556
Industrials - 5.3%
Aegion Corp.*	5	116
ARC Document Solutions, Inc.*,1	34,684	153,303
Copart, Inc.*,1	1,057	38,359
Covenant Transportation Group, Inc., Class A*	7,193	213,632
Donaldson Co., Inc.	331	15,627
Essendant, Inc.[1]	2,917	28,237
Gencor Industries, Inc.*,1	1,134	20,525
Harsco Corp.*,1	7,246	153,977
Hawaiian Holdings, Inc.*,1,2	3,509	117,551
Herman Miller	899	30,206
Hurco Cos., Inc.[1]	1,562	69,900
Kforce, Inc.[1]	1,947	40,790
MSA Safety, Inc.[1]	149	11,846
Navistar International Corp.*	587	24,836
Pitney Bowes, Inc.[1]	3,114	42,786
Primoris Services Corp.	6,408	181,154
Resources Connection, Inc.[1]	8,564	134,883
Rollins, Inc.[1]	9,417	413,500
Rush Enterprises, Inc., Class A*,1	1,320	67,030
Rush Enterprises, Inc., Class B*,1	210	9,994

	Shares	Value
Southwest Airlines Co.[1]	3,503	$188,672
TrueBlue, Inc.*,1	1,884	51,056
YRC Worldwide, Inc.*,1	11,040	148,709
Total Industrials		2,156,689
Information Technology - 8.7%
Appfolio, Inc., Class A*,1	486	22,307
Applied Materials, Inc.	3	169
Atlassian Corp. PLC, Class A (Australia)*	1,723	83,341
Blackhawk Network Holdings, Inc.*	3,367	114,310
CACI International, Inc., Class A*,1	363	52,181
Cadence Design Systems, Inc.*,1	4,831	208,506
Ciena Corp.*,1	8,332	177,222
Convergys Corp.[1]	3,760	96,745
EVERTEC, Inc. (Puerto Rico)[1]	5,487	82,305
Extreme Networks, Inc.*,1	7,451	89,412
Facebook, Inc., Class A*,1	2,181	392,711
Fair Isaac Corp.[1]	1,723	250,111
Imperva, Inc.*,1	2,757	117,724
Intuit, Inc.[1]	1,856	280,293
Keysight Technologies, Inc.*,1	10,018	447,504
NetScout Systems, Inc.*,1,2	2,871	81,536
Progress Software Corp.[1]	3,971	168,092
ServiceNow, Inc.*,1	1,480	187,027
ServiceSource International, Inc.*	4	14
Synaptics, Inc.*,2	7,711	286,232
Synopsys, Inc.*,1	2,232	193,113
TechTarget, Inc.*	541	6,741
TTM Technologies, Inc.*	150	2,367
Verint Systems, Inc.*,1	1,383	58,363
XO Group, Inc.*,1	3,826	76,367
Zix Corp.*,1	10,269	49,805
Total Information Technology		3,524,498
Materials - 3.7%
Boise Cascade Co.*,1	13,456	477,015
Crown Holdings, Inc.*,1	5,282	317,818
Freeport-McMoRan, Inc.*	4,656	65,091
Graphic Packaging Holding Co.[1]	8,509	131,805
Greif, Inc., Class B1	1,704	107,096
Schweitzer-Mauduit International, Inc.[1]	3,010	127,112
Silgan Holdings, Inc.[1]	4,789	140,078
Tahoe Resources, Inc.[1]	28,024	134,515

The accompanying notes are an integral part of these financial statements.

15

AMG FQ Long-Short Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 3.7% (continued)
United States Lime & Minerals, Inc.[1]	9	$818
Total Materials		1,501,348
Real Estate - 2.8%
American Tower Corp., REIT[1]	2,837	407,592
Brixmor Property Group, Inc., REIT[1]	3,205	55,991
Duke Realty Corp., REIT[1]	869	24,749
Gaming and Leisure Properties, Inc., REIT	4,092	149,522
Lamar Advertising Co., Class A, REIT[2]	64	4,508
Preferred Apartment Communities, Inc., Class A, REIT	3,113	61,793
Weingarten Realty Investors, REIT	171	5,207
Xenia Hotels & Resorts, Inc., REIT[1]	20,048	436,245
Total Real Estate		1,145,607
Telecommunication Services - 0.7%
Boingo Wireless, Inc.*,1	2,913	68,106
Cincinnati Bell, Inc.*,1	11,181	213,557
Total Telecommunication Services		281,663
Utilities - 0.2%
MDU Resources Group Inc.	1	27
Atlantic Power Corp.*,1	22,099	54,143
NRG Yield, Inc., Class C	12	223
Vectren Corp.[1]	312	21,260
Total Utilities		75,653
Total Common Stocks (Cost $19,645,792)		20,892,163
	Principal Amount
Short-Term Investments - 46.0%
Repurchase Agreements - 0.8%[3]
Bank of Montreal, dated 10/31/17, due 11/01/17, 1.050% total to be received $319,888 (collateralized by various U.S. Government Agency Obligations, 0.375% - 3.000%, 05/31/21 - 02/15/47, totaling $326,277)	$319,879	319,879

	Shares
Other Investment Companies - 45.2%[4]
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[5]	18,332,402	18,332,402
Total Short-Term Investments (Cost $18,652,281)		18,652,281
Total Investments - 97.6% (Cost $38,298,073)		39,544,444

	Shares	Value
Short Sales - (50.5%)[6]
Common Stocks - (50.5%)
Consumer Discretionary - (5.8%)
AV Homes, Inc.*	(408)	$(6,793)
Biglari Holdings, Inc.*	(662)	(236,625)
CBS Corp., Class B	(4)	(225)
Clarus Corp.*	(17,656)	(128,889)
Darden Restaurants, Inc.	(1,866)	(153,516)
DineEquity, Inc.	(2,482)	(118,168)
Drive Shack, Inc.	(71,208)	(259,909)
Emerald Expositions Events, Inc.	(329)	(7,662)
Ford Motor Co.	(18,051)	(221,486)
Global Eagle Entertainment, Inc.*	(10,804)	(26,254)
Golden Entertainment, Inc.*	(3,218)	(85,856)
Group 1 Automotive, Inc.	(2,183)	(171,518)
Hilton Worldwide Holdings, Inc.	(3,070)	(221,900)
Iconix Brand Group, Inc.*	(14,058)	(23,055)
Meredith Corp.	(3,580)	(189,740)
Mohawk Industries, Inc.*	(304)	(79,575)
Monro, Inc.	(421)	(20,776)
Movado Group, Inc.	(1,223)	(33,877)
Newell Brands, Inc.	(4,796)	(195,581)
Nutrisystem, Inc.	(139)	(6,943)
Red Lion Hotels Corp.*	(7,220)	(63,536)
Thor Industries, Inc.	(2)	(273)
Zoe’s Kitchen, Inc.*	(8,632)	(106,001)
Total Consumer Discretionary		(2,358,158)
Consumer Staples - (1.0%)
Constellation Brands, Inc., Class A	(88)	(19,280)
Coty, Inc., Class A	(2,198)	(33,849)
e.l.f. Beauty, Inc.*	(3)	(64)
Edgewell Personal Care Co.*	(1,967)	(127,717)
Energizer Holdings, Inc.	(4,480)	(192,595)
Farmer Brothers Co.*	(6)	(204)
Hostess Brands, Inc.*	(2,653)	(30,589)
Limoneira Co.	(295)	(6,888)
Total Consumer Staples		(411,186)
Energy - (2.3%)
Gener8 Maritime, Inc.*	(43,594)	(200,968)
Green Plains, Inc.	(9,939)	(182,878)
Hess Corp.	(4,912)	(216,914)

The accompanying notes are an integral part of these financial statements.

16

AMG FQ Long-Short Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Energy - (2.3%) (continued)
PHI, Inc.*	(5,239)	$(61,244)
SEACOR Holdings, Inc.*	(5,196)	(245,251)
SemGroup Corp., Class A	(389)	(10,133)
Total Energy		(917,388)
Financials - (13.7%)
Aflac, Inc.	(2,325)	(195,044)
Ally Financial, Inc.	(8,830)	(230,728)
American International Group, Inc.	(3,474)	(224,455)
Assured Guaranty, Ltd. (Bermuda)	(5)	(186)
Bank Of The Ozarks, Inc.	(52)	(2,424)
Camden National Corp.	(304)	(13,124)
Capstar Financial Holdings, Inc.*	(10,935)	(220,778)
Chubb, Ltd. (Switzerland)	(1,127)	(169,974)
CIT Group, Inc.	(3,094)	(144,242)
City Holding Co.	(3,202)	(225,709)
Civista Bancshares, Inc.	(5,135)	(115,897)
Clifton Bancorp, Inc.	(12)	(204)
CNB Financial Corp.	(3,361)	(96,629)
ConnectOne Bancorp, Inc.	(8,757)	(235,125)
County Bancorp, Inc.	(2,327)	(76,000)
Customers Bancorp, Inc.*	(6,929)	(189,439)
Donnelley Financial Solutions, Inc.*	(5,281)	(113,542)
Encore Capital Group, Inc.*	(4,955)	(230,160)
FactSet Research Systems, Inc.	(720)	(136,706)
FCB Financial Holdings, Inc., Class A*	(492)	(22,976)
Glacier Bancorp, Inc.	(4)	(152)
HomeStreet, Inc.*	(7,899)	(229,466)
Interactive Brokers Group, Inc., Class A	(3,294)	(177,942)
LendingTree, Inc.*	(181)	(48,517)
Lincoln National Corp.	(3)	(227)
Live Oak Bancshares, Inc.	(8,149)	(193,131)
MidSouth Bancorp, Inc.	(10,894)	(142,711)
Northfield Bancorp, Inc.	(12,951)	(220,944)
Ocwen Financial Corp.*	(41,766)	(145,763)
Oppenheimer Holdings, Inc., Class A	(13)	(283)
Owens Realty Mortgage, Inc., REIT	(148)	(2,658)
PHH Corp.*	(7,229)	(95,495)
Pinnacle Financial Partners, Inc.	(3,179)	(210,450)
Primerica, Inc.	(2,581)	(228,418)
Prudential Financial, Inc.	(271)	(29,935)
Republic First Bancorp, Inc.*	(23,013)	(212,870)
Safeguard Scientifics, Inc.*	(9,618)	(135,614)

	Shares	Value
Signature Bank/New York NY*	(196)	$(25,482)
Southside Bancshares, Inc.	(6,027)	(213,416)
State Auto Financial Corp.	(5,293)	(135,713)
Westamerica Bancorporation	(3,813)	(222,031)
Willis Towers Watson PLC (United Kingdom)	(1,353)	(217,941)
World Acceptance Corp.*	(147)	(12,863)
Total Financials		(5,545,364)
Health Care - (2.6%)
Achaogen, Inc.*	(360)	(4,579)
Aerie Pharmaceuticals, Inc.*	(428)	(26,429)
Aimmune Therapeutics, Inc.*	(1,170)	(34,012)
Avexis, Inc.*	(526)	(54,972)
Bluebird Bio, Inc.*	(327)	(45,486)
Danaher Corp.	(959)	(88,487)
Evolent Health, Inc., Class A*	(8,476)	(137,735)
Exact Sciences Corp.*	(574)	(31,564)
Foundation Medicine, Inc.*	(1,193)	(53,685)
Global Blood Therapeutics, Inc.*	(1,497)	(59,581)
Humana, Inc.	(97)	(24,769)
Keryx Biopharmaceuticals, Inc.*	(2,147)	(13,912)
La Jolla Pharmaceutical Co.*	(963)	(33,089)
Natus Medical, Inc.*	(204)	(8,650)
Perrigo Co. PLC (Ireland)	(1,874)	(151,775)
Puma Biotechnology, Inc.*	(534)	(67,978)
Repligen Corp.*	(1,839)	(68,411)
Sage Therapeutics, Inc.*	(3)	(190)
Teladoc, Inc.*	(1,783)	(58,928)
Thermo Fisher Scientific, Inc.	(2)	(388)
Tivity Health, Inc.*	(1,933)	(89,401)
Total Health Care		(1,054,021)
Industrials - (8.6%)
Acuity Brands, Inc.	(1,200)	(200,640)
The Advisory Board Co.*	(153)	(8,250)
AECOM*	(7)	(245)
Argan, Inc.	(2,367)	(162,731)
Axon Enterprise, Inc.*	(7,237)	(166,234)
AZZ, Inc.	(79)	(3,776)
CH Robinson Worldwide, Inc.	(2,701)	(212,109)
Dover Corp.	(2,330)	(222,492)
Encore Wire Corp.	(281)	(12,687)
Foundation Building Materials, Inc.*	(15,561)	(209,295)
Franklin Co.vey Co.*	(7,768)	(150,699)
Genesee & Wyoming, Inc., Class A*	(1,489)	(106,880)

The accompanying notes are an integral part of these financial statements.

17

AMG FQ Long-Short Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - (8.6%) (continued)
Healthcare Services Group, Inc.	(678)	$(35,859)
IHS Markit, Ltd. (United Kingdom)*	(2,655)	(113,130)
John Bean Technologies Corp.	(1,411)	(150,836)
Johnson Controls International PLC	(5,205)	(215,435)
Kaman Corp.	(4,134)	(231,256)
Lindsay Corp.	(1,878)	(171,950)
Mercury Systems, Inc.*	(3,905)	(197,085)
Nielsen Holdings PLC	(1,495)	(55,420)
NN, Inc.	(4,092)	(120,919)
Northwest Pipe Co.*	(4,309)	(78,596)
Parker-Hannifin Corp.	(221)	(40,357)
Quad/Graphics, Inc.	(2,352)	(53,602)
Quanta Services, Inc.*	(3,179)	(119,944)
Roper Technologies, Inc.	(817)	(210,925)
US Ecology, Inc.	(301)	(14,313)
Viad Corp.	(3,691)	(214,263)
Total Industrials		(3,479,928)
Information Technology - (7.9%)
2U, Inc.*	(1,407)	(89,527)
Amphenol Corp., Class A	(2,509)	(218,283)
Blackbaud, Inc.	(232)	(23,502)
Cars.com, Inc.*	(7,618)	(181,461)
CDK Global, Inc.	(3,059)	(194,430)
Cimpress, N.V. (Netherlands)*	(215)	(23,465)
Ebix, Inc.	(1,867)	(126,863)
FleetCor Technologies, Inc.*	(499)	(82,470)
GSI Technology, Inc.*	(11,305)	(78,231)
IAC/InterActiveCorp*	(2)	(258)
Inphi Corp.*	(4,778)	(195,802)
Leaf Group, Ltd.*	(134)	(945)
Majesco*	(3,589)	(21,426)
Microchip Technology, Inc.	(2,245)	(212,826)
MINDBODY, Inc., Class A*	(9)	(290)
MuleSoft, Inc., Class A*	(9,112)	(213,130)
PCM, Inc.*	(171)	(2,403)
Presidio, Inc.*	(13,995)	(207,126)
PROS Holdings, Inc.*	(3,845)	(86,859)
Pure Storage, Inc., Class A*	(2,197)	(36,097)
Qorvo, Inc.*	(591)	(44,804)
Science Applications International Corp.	(2,704)	(198,311)
Symantec Corp.	(4,734)	(153,855)
Synchronoss Technologies, Inc.*	(3,830)	(43,394)

	Shares	Value
Take-Two Interactive Software, Inc.*	(136)	$(15,048)
TiVo Corp.	(2,613)	(47,426)
The Ultimate Software Group, Inc.*	(2)	(405)
ViaSat, Inc.*	(2,805)	(182,605)
WEX, Inc.*	(1,833)	(226,540)
Xerox Corp.	(6,113)	(185,285)
Zendesk, Inc.*	(3,247)	(100,657)
Total Information Technology		(3,193,724)
Materials - (2.8%)
Axalta Co.ating Systems, Ltd.*	(385)	(12,801)
Ball Corp.	(217)	(9,316)
Deltic Timber Corp.	(2,580)	(238,934)
Eagle Materials, Inc.	(1,922)	(202,905)
Olin Corp.	(5,324)	(194,486)
The Sherwin-Williams Co.	(538)	(212,591)
TimkenSteel Corp.*	(9,719)	(136,066)
Verso Corp., Class A*	(18,988)	(133,106)
Total Materials		(1,140,205)
Real Estate - (3.7%)
American Homes 4 Rent, Class A, REIT	(1,769)	(37,644)
CBL & Associates Properties, Inc., REIT	(2,402)	(18,832)
Extra Space Storage, Inc., REIT	(2,268)	(185,046)
The GEO Group, Inc., REIT	(2,569)	(66,666)
GGP, Inc., REIT	(9,655)	(187,886)
Life Storage, Inc., REIT	(249)	(20,124)
Mack-Cali Realty Corp., REIT	(8,607)	(195,981)
Maui Land & Pineapple Co., Inc., REIT*	(296)	(4,721)
National Storage Affiliates Trust, REIT	(8,971)	(222,391)
Pennsylvania Real Estate Investment Trust, REIT	(12,207)	(118,652)
Quality Care Properties, Inc., REIT*	(3,242)	(51,321)
Realty Income Corp., REIT	(3,468)	(186,128)
SL Green Realty Corp., REIT	(1,969)	(188,394)
Total Real Estate		(1,483,786)
Telecommunication Services - (0.5%)
CenturyLink, Inc.	(10,916)	(207,295)
Utilities - (1.6%)
American Water Works Co., Inc.	(2)	(176)
AquaVenture Holdings, Ltd.*	(12,365)	(150,482)
Connecticut Water Service, Inc.	(3,700)	(229,474)
Consolidated Edison, Inc.	(2,347)	(201,959)
Middlesex Water Co.	(140)	(6,087)
NextEra Energy, Inc.	(239)	(37,062)
RGC Resources, Inc.	(845)	(24,581)

The accompanying notes are an integral part of these financial statements.

18

AMG FQ Long-Short Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Utilities - (1.6%) (continued)
WEC Energy Group, Inc.	(163)	$(10,985)
The York Water Co.	(131)	(4,611)
Total Utilities		(665,417)
Total Common Stocks (Proceeds $19,482,005)		(20,456,472)
Total Short Sales - (50.5%) (Proceeds $19,482,005)		(20,456,472)
Other Assets, less Liabilities - 52.9%		21,409,207
Net Assets - 100.0%		$40,497,179

*	Non-income producing security.
[1]	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and futures contracts. As of October 31, 2017, value of securities held in the segregated account was $17,802,695.
[2]	Some or all of these securities, amounting to $316,645 or 0.8% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	A copy of the security’s annual report to shareholders may be obtained without charge on the SEC’s website (http://www.sec.gov).
[5]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[6]	The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are outstanding in short position. These dividends and interest amounts are recorded as dividend expense on the Statement of Operations.

REIT Real Estate Investment Trust

Open Futures Contracts

Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
S&P 500 E-Mini FUT Index	USD	238	Long	12/15/17	$30,615,130	$1,260,023
S&P 500 E-Mini FUT Index	USD	20	Short	12/15/17	(2,572,700)	(10,596)

					Total	$1,249,427

The accompanying notes are an integral part of these financial statements.

19

AMG FQ Long-Short Equity Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Value
Investments in Securities
Assets
Common Stocks†	$20,892,163	—	—	$20,892,163
Short-Term Investments
Repurchase Agreements	—	$319,879	—	319,879
Other Investment Companies	18,332,402	—	—	18,332,402

Total Assets	39,224,565	319,879	—	39,544,444

Liabilities
Common Stocks†	(20,456,472)	—	—	(20,456,472)

Net Investments in Securities	$18,768,093	$319,879	—	$19,087,972

Financial Derivative Instruments - Assets
Equity Contracts	$1,260,023	—	—	$1,260,023
Financial Derivative Instruments - Liabilities
Equity Contracts	(10,596)	—	—	(10,596)

Total Financial Derivative Instruments	$1,249,427	—	—	$1,249,427

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

20

AMG FQ Long-Short Equity Fund

Schedule of Portfolio Investments (continued)

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The following schedule shows the value of derivative instruments at October 31, 2017:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Variation Margin on Futures Contracts	$1,260,023	Variation Margin on Futures Contracts	$10,596

	Totals	$1,260,023		$10,596

For the fiscal year ended October 31, 2017, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain (loss) and unrealized gain (loss) on derivatives recognized in income is as follows:

	Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Gain (Loss)
Equity contracts	Net realized loss on options purchased[1]	$(1,996,157)	Net change in unrealized appreciation (depreciation) options purchased[1]	$261,367
Equity contracts	Net realized gain on futures contracts	2,491	Net change in unrealized appreciation (depreciation) futures contracts	1,255,219
Equity contracts	Net realized gain on written options	1,610,675	Net change in unrealized appreciation (depreciation) on written options	(305,211)

	Totals	$(382,991)		$(1,211,375)

[1]	Options purchased are included in Investments at value on the Statement of Assets and Liabilities. Net realized gain (loss) on options purchased and net change in unrealized appreciation (depreciation) on options purchased are included in the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) of investments, respectively, on the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

21

AMG FQ Global Risk-Balanced Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG FQ Global Risk-Balanced Fund (the “Fund”) Class Z Shares returned 15.23%, while the benchmark 60% MSCI World Index/40% Citigroup World Government Bond
Index–Hedged returned 11.77%. The Fund has been positioned for hedged diversified growth since mid-2016, and that has paid off as growth assets have performed well. Sovereign bonds were the only asset class that was down for the year.

MARKET REVIEW

It has been a year of largely political uncertainty which has yet to transform into economic or market uncertainty. The surprise win by Donald Trump in November 2016 and the taking of both houses of Congress by the Republicans was initially not considered a happy event by markets. However, once the President-elect and the Congress began speaking about infrastructure spending and tax reform, markets responded positively. Unfortunately, neither event has come to fruition, but that did not faze markets. Economic signals continued to be positive regardless of the political environment. Saber rattling by North Korea, stalled Brexit talks, and gridlock in Washington failed to worry growth markets as the global economy began to accelerate. Until recently the U.S. has been the growth engine of the developed world as Europe and Asia were still digging out from the effect of the global financial crisis of 2008. However, 2017 seemed to be the year the rest of the world began to participate in global growth. Strength in Europe in particular drove markets forward. So despite political uncertainty, growth was the watch word, and the Fund participated strongly in the rally.

All sectors of the equity market rose. Real estate investment trusts (REITs) were the weakest sector, but developed markets, emerging markets and small cap all had strong gains. High yield and investment grade corporate bonds also turned in positive performance. Sovereign bonds suffered from a seemingly coordinated effort by the world’s central banks to reduce the stimulus which has been in effect since 2008. Inflation-linked bonds were flat, though, showing that inflation expectations have not risen, yet.

Commodities also turned in a positive year as oil prices recovered and industrial metals rose due to increased global manufacturing. Commodity producers also participated in the rally.

POSITIONING AND OUTLOOK

As a general rule, derivatives are a primary instrument used to implement our strategy within the Fund, along with ETFs and ETNs. Specifically, we used futures to implement global stock and bond allocations. Futures were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (e.g., physical stocks, bonds and currencies). Tail-hedging was implemented using options on futures and indices. Options were used to provide downside protection within the equity segment of the strategy. Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and to implement at a lower cost. We found both attributes to be positive contributors towards the Fund’s performance.

The FQ Market Risk Indicator (MRI) remained at a fully resilient reading for the entire fiscal year and is still at that level as of this writing. There has been a good deal of hand wringing over the low level of the VIX (CBOE Volatility Index), as well as the low level of realized volatility. Many believe that such low volatility is a signal of market complacency and is quite dangerous. While it is possible that volatility is too low, all of the other indicators in the MRI are also pointing toward a resilient market environment. Resilient markets are characterized by low volatility, few large market events, and a tendency to bounce back from shocks. Markets are resilient because most of the risks underlying markets appear to be low at the same time. Not only is stock market volatility low, but credit risk and macro-economic risks are low as well. Interest rate risks point to more downside risk for bonds than for equities. Until some of these risks begin climbing, the MRI will remain at resilient levels. However, once these separate risks begin rising, then the markets will be more and more fragile, and the ability to absorb shocks will be reduced. As markets become more fragile, the MRI will begin changing and the Fund will begin shifting away from diversified growth and more toward the defensive risk parity allocation it had in early 2016.

But for now such risks continue to be low, in our opinion, and the Fund is positioned for diversified global growth. We expect this positioning to persist. But in case an unexpected shock happens, the Fund is still hedged with options. Better safe than sorry.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

22

AMG FQ Global Risk-Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ Global Risk-Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class Z shares on October 31, 2007 to a $10,000 investment made in the 60% MSCI World Index & 40% Citigroup World Government Bond Index-Hedged (“Composite Hedged Index”) and the 60% MSCI World Index & 40% Citigroup World Government Bond Index-Unhedged (“Composite UnHedged Index”) and S&P 500 Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG FQ Global Risk-Balanced Fund and the AMG FQ Global Risk-Balanced Fund Composite Hedged and Unhedged Indexes and S&P 500 Index for the same time periods ended October 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG FQ Global Risk-Balanced Fund[2,3,4,5,6,7,8,9,10,11,12,13]
Class N	14.69%	4.97%	—	6.46%	01/01/10
Class I	15.14%	5.40%	—	6.87%	01/01/10
Class Z	15.23%	5.48%	2.48%	6.25%	11/18/88
Composite Hedged Index[14]	11.77%	8.13%	3.61%	5.85%	11/30/88	†
Composite Unhedged Index[14]	13.32%	6.81%	4.00%	6.66%	11/30/88	†
S&P 500 Index[16]	23.63%	15.18%	7.51%	10.53%	11/18/88	[15]

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	The date reflects the closest available index date to the Fund’s inception date.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[4]	The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.
[5]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive and environmental conditions.
[6]	Because exchange-traded funds (ETFs) incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the fund will be indirectly exposed to all the risks of securities held by the ETFs.
[7]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government would provide financial support. Additionally, debt securities of the U.S. Government may be affected by changing interest rates and subject to prepayment risk.
[8]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[9]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

23

AMG FQ Global Risk-Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

[10]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[11]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[12]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[13]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[14]	The Fund’s index is comprised of 60% MSCI World Index and 40% Citigroup World Government Bond Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Citigroup World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. Unlike the Fund, the Composite Index is unmanaged, is not available for investment and does not incur fees. All MSCI data is provided ’as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
[15]	Date reflects the inception date of the Fund, not the index.
[16]	The S&P 500 Index is capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

24

AMG FQ Global Risk-Balanced Fund

Schedule of Portfolio Investments

October 31, 2017

	Shares	Value
Exchange Traded Funds - 58.0%
iShares Global Infrastructure ETF[1]	27,711	$1,261,959
iShares iBoxx $ High Yield Corporate Bond ETF[1]	103,442	9,151,514
iShares iBoxx $ Investment Grade Corporate
Bond ETF[2]	75,689	9,168,965
iShares TIPS Bond ETF[2]	67,898	7,726,792
Materials Select Sector SPDR Fund[1]	21,163	1,248,617
SPDR Citi International Government
Inflation-Protected Bond ETF[2]	25,987	1,461,509
VanEck Vectors Gold Miners ETF	53,983	1,213,538
VanEck Vectors Natural Resource ETF	35,294	1,262,466
Vanguard REIT ETF[2]	51,569	4,238,972
Total Exchange Traded Funds (Cost $35,982,696)		36,734,332

	Notes
Exchange Traded Notes - 10.2%
Deutsche Bank AG, PowerShares DB Gold Double
Long, 02/15/38*	52,825	1,264,630
iPath Bloomberg Commodity Index Total Return
ETN, 06/12/36*,1	101,224	2,415,205
Swedish Export Credit Corp., ELEMENTS Linked to the Rogers International Commodity Index Total Return, 10/24/22*	504,471	2,623,249
VelocityShares 3x Long Crude Oil ETN, 02/09/32*	8,633	162,387
Total Exchange Traded Notes (Cost $6,922,735)		6,465,471

Purchased Options - 0.2%
(See Open Purchased Options schedule) (Cost $524,766)		119,645
	Principal Amount
U.S. Government Obligations - 7.8%
United States Treasury Bill, 1.197%, 03/01/18[3,4]	$1,000,000	996,127
United States Treasury Bill, 1.222%, 03/15/18[2,3,4]	2,000,000	1,991,199
United States Treasury Bill, 1.232%, 04/05/18[2,3,4]	950,000	945,046
United States Treasury Bill, 1.262%, 04/26/18[2,4]	1,000,000	994,004
Total U.S. Government Obligations (Cost $4,927,122)		4,926,376
Short-Term Investments - 38.6%
Repurchase Agreements - 14.4%[5]
Cantor Fitzgerald Securities, Inc., dated 10/31/17, due 11/01/17, 1.080% total to be received $2,161,447 (collateralized by various U.S. Government Agency Obligations, 0.000% -10.000%, 12/01/17 - 09/20/67, totaling $2,204,610)	2,161,382	2,161,382
Daiwa Capital Markets America, dated 10/31/17, due 11/01/17, 1.080% total to be received $2,161,447 (collateralized by various U.S. Government Agency Obligations, 0.000% -6.500%, 11/02/17 - 12/01/51, totaling $2,204,116)	2,161,382	2,161,382
HSBC Securities USA, Inc. dated 10/31/17, due 11/01/17, 1.040% total to be received $2,161,445 (collateralized by various U.S. Government Agency Obligations, 2.500% - 8.000%, 04/01/22 - 10/01/47, totaling $2,204,620)	2,161,382	2,161,382
RBC Dominion Securities Inc., dated 10/31/17, due 11/01/17, 1.050% total to be received $2,161,445 (collateralized by various U.S. Government Agency Obligations, 3.000% - 7.000%, 08/01/25 - 09/20/47, totaling $2,204,610)	2,161,382	2,161,382
Royal Bank of Scotland PLC, dated 10/31/17, due 11/01/17, 1.050% total to be received $454,775 (collateralized by various U.S. Government Agency Obligations, 0.494% - 3.500%, 02/15/18 - 11/15/42, totaling $463,860)	454,762	454,762
Total Repurchase Agreements		9,100,290

	Shares
Other Investment Companies - 24.2%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.93%[6]	9,395,118	9,395,118
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%	5,969,233	5,969,233
Total Other Investment Companies		15,364,351
Total Short-Term Investments (Cost $24,464,641)		24,464,641
Total Investments - 114.8% (Cost $72,821,960)		72,710,465
Other Assets, less Liabilities - (14.8)%		(9,377,881)
Net Assets - 100.0%		$63,332,584

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $8,896,815 or 14.0% of net assets, were out on loan to various brokers.
[2]	Some or all of these securities were held as collateral for written options as of October 31, 2017, amounting to $16,010,789 or 25.3% of net assets.
[3]	Some or all of this security is held as collateral for futures contracts. The market value of collateral at October 31, 2017, amounted to $3,136,259, or 5.0% of net assets.
[4]	Represents yield to maturity at October 31, 2017.
[5]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

The accompanying notes are an integral part of these financial statements.

25

AMG FQ Global Risk-Balanced Fund

Schedule of Portfolio Investments (continued)

[6]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ETF	Exchange Traded Fund
ETN	Exchange Traded Notes
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TIPS	Treasury Inflation-Protected Securities

Open Purchased Options

Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Cost	Value
EURO STOXX 50 (Put)	3,200	11/17/17	86	$501	$46,290	$501
EURO STOXX 50 (Put)	3,275	12/15/17	99	5,535	43,185	5,535
EURO STOXX 50 (Put)	3,300	11/17/17	14	131	3,992	131
EURO STOXX 50 (Put)	3,300	01/19/18	98	15,639	26,482	15,639
S&P 500 Index (Put)	2,280	11/17/17	1	53	2,732	53
S&P 500 Index (Put)	2,300	11/17/17	76	4,636	179,521	4,636
S&P 500 Index (Put)	2,325	12/15/17	68	25,840	148,252	25,840
S&P 500 Index (Put)	2,400	01/19/18	53	67,310	74,312	67,310

				Total	$524,766	$119,645

Open Written Options

Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium	Value
EURO STOXX 50 (Call)	3,650	11/17/17	86	$(48,887)	$15,384	$(48,887)
EURO STOXX 50 (Call)	3,675	11/17/17	14	(5,202)	1,775	(5,202)
EURO STOXX 50 (Call)	3,700	12/15/17	99	(48,550)	17,818	(48,550)
EURO STOXX 50 (Call)	3,800	01/19/18	98	(27,169)	9,761	(27,169)
EURO STOXX 50 (Put)	3,075	11/17/17	86	(200)	29,700	(200)
EURO STOXX 50 (Put)	3,125	12/15/17	99	(2,883)	24,594	(2,883)
EURO STOXX 50 (Put)	3,150	11/17/17	14	(65)	2,064	(65)
EURO STOXX 50 (Put)	3,150	01/19/18	98	(8,904)	14,765	(8,904)
S&P 500 Index (Call)	2,540	11/17/17	1	(4,149)	698	(4,149)
S&P 500 Index (Call)	2,575	11/17/17	76	(114,000)	56,840	(114,000)
S&P 500 Index (Call)	2,595	12/15/17	68	(115,600)	44,826	(115,600)
S&P 500 Index (Call)	2,680	01/19/18	53	(23,320)	23,738	(23,320)
S&P 500 Index (Put)	2,225	11/17/17	77	(2,926)	123,437	(2,926)
S&P 500 Index (Put)	2,250	12/15/17	68	(16,320)	100,732	(16,320)
S&P 500 Index (Put)	2,325	01/19/18	53	(45,580)	50,238	(45,580)

				Total	$516,370	$(463,755)

Open Futures Contracts

Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
Australia 10-Year Bond	AUD	41	Long	12/15/17	$4,043,330	$(10,469)
Australian SPI 200 Index	AUD	33	Long	12/21/17	3,717,769	113,543
Canadian 10-Year Bond	CAD	37	Long	12/18/17	3,941,485	(12,823)
EURO BUXL 30-Year Bond	EUR	16	Long	12/07/17	3,096,077	(4,819)

The accompanying notes are an integral part of these financial statements.

26

AMG FQ Global Risk-Balanced Fund

Schedule of Portfolio Investments (continued)

Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
EURO STOXX 50	EUR	229	Long	12/15/17	$9,811,085	$490,520
FTSE 100 Index	GBP	26	Long	12/15/17	2,578,660	40,622
Hang Seng Index	HKD	11	Long	11/29/17	1,988,105	(4,388)
Russell 2000® Mini Index	USD	120	Long	12/15/17	9,016,200	610,667
S&P 500 E-Mini FUT Index	USD	25	Long	12/15/17	3,215,875	136,157
S&P 500 E-Mini MSCI Index	USD	144	Long	12/15/17	8,094,240	151,607
S&P/TSX 60 Index	CAD	22	Long	12/14/17	3,225,052	209,450
TOPIX Index	JPY	18	Long	12/07/17	2,790,906	256,983
U.K. 10-Year Gilt	GBP	33	Long	12/27/17	5,449,232	(116,855)
U.S. Treasury Long Bond	USD	24	Long	12/19/17	3,659,250	(67,733)

					Total	$1,792,462

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange Traded Funds†	$36,734,332	—	—	$36,734,332
Exchange Traded Notes†	6,465,471	—	—	6,465,471
Purchased Options	119,645	—	—	119,645
U.S. Government Obligations	—	$4,926,376	—	4,926,376
Short-Term Investments
Repurchase Agreements	—	9,100,290	—	9,100,290
Other Investment Companies	15,364,351	—	—	15,364,351

Total Investments in Securities	$58,683,799	$14,026,666	—	$72,710,465

Financial Derivative Instruments-Assets
Equity Contracts	$2,009,549	—	—	$2,009,549
Financial Derivative Instruments-Liabilities
Equity Contracts	(468,143)	—	—	(468,143)
Interest Rate Contracts	(212,699)	—	—	(212,699)

Total Financial Derivative Instruments	$1,328,707	—	—	$1,328,707

†	All exchange traded funds and exchange traded notes held in the Fund are level 1 securities. For a detailed listing of these securities, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

27

AMG FQ Global Risk-Balanced Fund

Schedule of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at October 31, 2017:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Options purchased[1]	$119,645	Options written	$463,755
Equity contracts	Receivable for variation margin[2]	210,947	Payable for variation margin[2]	25,302
Interest rate contracts	Receivable for variation margin[2]	36,304	Payable for variation margin[2]	3,490

	Totals	$366,896		$492,547

For the fiscal year ended October 31, 2017, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain (loss) and unrealized gain (loss) on derivatives recognized in income is as follows:

	Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Gain (Loss)
Equity contracts	Net realized loss on options purchased[1]	$(2,580,587)	Net change in unrealized appreciation (depreciation) options purchased[1]	$(64,228)
Equity contracts	Net realized gain on futures contracts	7,428,979	Net change in unrealized appreciation (depreciation) futures contracts	2,020,597
Interest rate	Net realized gain on		Net change in unrealized appreciation
contracts	futures contracts	(1,030,320)	(depreciation) on futures contracts	537,169
Equity contracts	Net realized gain on options written	1,986,262	Net change in unrealized appreciation (depreciation) options written	(342,483)

	Totals	$5,804,334		$2,151,055

[1]	Options purchased are included in Investments at value on the Statement of Assets and Liabilities. Net realized gain (loss) on options purchased and net change in unrealized appreciation (depreciation) on options purchased are included in the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) of investments, respectively, on the Statement of Operations.
[2]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/depreciation of $1,792,462.

The accompanying notes are an integral part of these financial statements.

28

Statement of Assets and Liabilities

October 31, 2017

	AMG FQ Tax-Managed U.S. Equity Fund	AMG FQ Long-Short Equity Fund	AMG FQ Global Risk-Balanced Fund
Assets:
Investments at Value* (including securities on loan valued at $761,953, $316,645, and $8,896,815, respectively)	$72,638,844	$39,224,565	$63,610,175
Cash	—	12,701	—
Due from broker	—	20,338,141	—
Cash deposit with brokers for futures contracts	—	196,004	—
Variation margin on futures contracts	—	1,260,023	—
Repurchase Agreements at value**	774,183	319,879	9,100,290
Receivable for investments sold	—	—	40,876
Dividend, interest and other receivables	29,303	25,666	17,529
Receivable for Fund shares sold	38,360	25,100	1,577
Receivable from affiliate	1,828	10,258	1,726
Receivable for variation margin	—	—	247,251
Prepaid expenses	14,465	11,357	10,069
Total assets	73,496,983	61,423,694	73,029,493
Liabilities:
Payable upon return of securities loaned	774,183	319,879	9,100,290
Payable for Fund shares repurchased	65,743	8,531	12,558
Written options (premiums received $0, $0, and $516,370, respectively)	—	—	463,755
Due to broker for futures contracts	—	29,517	—
Variation margin on futures contracts	—	10,596	—
Interest and dividends payable	—	9,057	—
Payable for variation margin	—	—	28,792
Accrued expenses:
Investment advisory and management fees	43,106	12,020	32,177
Administrative fees	9,237	5,152	8,044
Distribution fees	2,633	743	465
Shareholder service fees	—	7,689	—
Professional fees	29,752	41,754	36,234
Trustee fees and expenses	656	366	583
Other	19,759	24,739	14,011
Securities sold short, at value (proceeds $0, $19,482,005 and $0, respectively)	—	20,456,472	—
Total liabilities	945,069	20,926,515	9,696,909
Net Assets	$72,551,914	$40,497,179	$63,332,584
* Investments at cost	$49,898,869	$37,978,194	$63,721,670
** Repurchase agreements at cost	$774,183	$319,879	$9,100,290

The accompanying notes are an integral part of these financial statements.

29

Statement of Assets and Liabilities (continued)

	AMG FQ Tax-Managed U.S. Equity Fund	AMG FQ Long-Short Equity Fund	AMG FQ Global Risk-Balanced Fund
Net Assets Represent:
Paid-in capital	$49,568,898	$30,997,052	$63,299,977
Undistributed net investment income	156,758	—	149,765
Accumulated net realized gain (loss) from investments	86,283	7,978,796	(1,850,860)
Net unrealized appreciation of investments	22,739,975	1,521,331	1,733,702
Net Assets	$72,551,914	$40,497,179	$63,332,584
Class N:
Net Assets	$12,130,867	$3,495,163	$2,199,677
Shares outstanding	408,592	194,449	139,467
Net asset value, offering and redemption price per share	$29.69	$17.97	$15.77
Class I:
Net Assets	$60,421,047	$37,002,016	$1,420,429
Shares outstanding	2,033,094	2,059,516	89,714
Net asset value, offering and redemption price per share	$29.72	$17.97	$15.83
Class Z:
Net Assets	—	—	$59,712,478
Shares outstanding	—	—	3,763,427
Net asset value, offering and redemption price per share	—	—	$15.87

The accompanying notes are an integral part of these financial statements.

30

Statement of Operations

For the fiscal year ended October 31, 2017

	AMG FQ Tax-Managed U.S. Equity Fund	AMG FQ Long-Short Equity Fund	AMG FQ Global Risk-Balanced Fund
Investment Income:
Dividend income	$955,988 [1]	$879,035 [1]	$1,215,305
Securities lending income	8,222	9,642	78,338
Interest income	—	132	91,834
Foreign withholding tax	(542)	(312)	—
Total investment income	963,668	888,497	1,385,477
Expenses:
Investment advisory and management fees	531,404	184,204	399,074
Administrative fees	113,872	78,945	99,769
Distribution fees - Class N	48,066	41,022	5,784
Shareholder servicing fees - Class N	—	8,015	4,318
Shareholder servicing fees - Class I	—	4,511	5,837
Professional fees	33,549	45,350	40,433
Registration fees	38,947	39,811	52,921
Transfer agent fees	18,212	24,174	13,377
Custodian fees	12,433	16,625	9,649
Reports to shareholders	12,097	13,136	7,211
Trustee fees and expenses	5,771	4,203	4,651
Miscellaneous	4,154	3,398	4,324
Repayment of prior reimbursements	—	11,380	—
Interest and dividend expense	—	25,980	—
Total expenses before offsets	818,505	500,754	647,348
Expense reimbursements	(94,797)	(38,180)	(39,272)
Net expenses	723,708	462,574	608,076
Net investment income	239,960	425,923	777,401
Net Realized and Unrealized Gain:
Net realized gain (loss) on investments	10,300,977	9,056,807	(3,010,152)
Net realized loss on short sales	—	(276,697)	—
Net realized loss on foreign currency transactions	—	—	(57,754)
Net realized gain on futures contracts	—	2,491	6,398,659
Net realized gain on written options	—	1,610,675	1,986,262
Net change in unrealized appreciation/depreciation on investments	6,175,558	748,844	966,473
Net change in unrealized appreciation/depreciation on short sales	—	(974,467)	—
Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	729
Net change in unrealized appreciation/depreciation on futures contracts	—	1,255,219	2,557,766
Net change in unrealized appreciation/depreciation on written options	—	(305,211)	(342,483)
Net realized and unrealized gain	16,476,535	11,117,661	8,499,500
Net increase in net assets resulting from operations	$16,716,495	$11,543,584	$9,276,901

[1]	Includes non-recurring dividends of $56,201 and $98,548 for AMG FQ Tax-Managed U.S. Equity Fund and AMG FQ Long-Short Equity Fund, respectively.

The accompanying notes are an integral part of these financial statements.

31

Statements of Changes in Net Assets

For the fiscal years ended October 31

	AMG FQ Tax-Managed U.S. Equity Fund		AMG FQ Long-Short Equity Fund		AMG FQ Global Risk- Balanced Fund
	2017	2016*	2017	2016*	2017	2016*
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$239,960	$920,810	$425,923	$634,796	$777,401	$208,513
Net realized gain on investments	10,300,977	23,135	10,393,276	2,317,862	5,317,015	3,475,735
Net change in unrealized appreciation/depreciation of investments	6,175,558	(2,143,132)	724,385	(3,600,185)	3,182,485	1,557,770
Net increase (decrease) in net assets resulting from operations	16,716,495	(1,199,187)	11,543,584	(647,527)	9,276,901	5,242,018
Distributions to Shareholders:
From net investment income:
Class N	(222,884)	(148,253)	(223,372)	(248,039)	(20,489)	(23,635)
Class I	(675,125)	(336,302)	(483,055)	(409,856)	(115,642)	(30,201)
Class Z	—	—	—	—	(927,631)	(1,217,012)
From net realized gain on investments:
Class N	—	—	(1,166,878)	(2,699,898)	—	—
Class I	—	—	(1,613,580)	(3,363,341)	—	—
Total distributions to shareholders	(898,009)	(484,555)	(3,486,885)	(6,721,134)	(1,063,762)	(1,270,848)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(19,645,798)	(3,254,835)	(26,025,738)	(1,521,111)	(14,490,282)	(1,582,210)
Total increase (decrease) in net assets	(3,827,312)	(4,938,577)	(17,969,039)	(8,889,772)	(6,277,143)	2,388,960
Net Assets:
Beginning of year	76,379,226	81,317,803	58,466,218	67,355,990	69,609,727	67,220,767
End of year	$72,551,914	$76,379,226	$40,497,179	$58,466,218	$63,332,584	$69,609,727
End of year undistributed net investment income	$156,758	$814,807	—	$13,523	$149,765	$879,291

* Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

32

AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$24.11	$24.42	$23.58	$20.02	$15.37
Income (loss) from Investment Operations:
Net investment income[1,2]	0.03 [3]	0.22 [4]	0.08 [5]	0.03	0.06 [6]
Net realized and unrealized gain (loss) on investments	5.79	(0.43)	0.81	3.55	4.71
Total income (loss) from investment operations	5.82	(0.21)	0.89	3.58	4.77
Less Distributions to Shareholders from:
Net investment income	(0.24)	(0.10)	(0.05)	(0.02)	(0.12)
Total distributions to shareholders	(0.24)	(0.10)	(0.05)	(0.02)	(0.12)
Net Asset Value, End of Year	$29.69	$24.11	$24.42	$23.58	$20.02
Total Return[2]	24.27%	(0.86)%	3.79%	17.91%	31.31%
Ratio of net expenses to average net assets	1.14%	1.14%	1.20%	1.24%	1.26%[8]
Ratio of gross expenses to average net assets[9]	1.27%	1.26%	1.27%	1.29%	1.35%[8]
Ratio of net investment income to average net assets[2]	0.13%	0.93%	0.34%	0.13%	0.35%[8]
Portfolio turnover	75%	102%	62%	45%	49%
Net assets end of year (000’s) omitted	$12,131	$22,885	$24,825	$12,541	$6,324

33

AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$24.14	$24.42	$23.56	$19.99	$15.33
Income (loss) from Investment Operations:
Net investment income[1,2]	0.10 [3]	0.28 [4]	0.17 [5]	0.09	0.11 [6]
Net realized and unrealized gain (loss) on investments	5.79	(0.43)	0.78	3.54	4.70
Total income (loss) from investment operations	5.89	(0.15)	0.95	3.63	4.81
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.13)	(0.09)	(0.06)	(0.15)
Total distributions to shareholders	(0.31)	(0.13)	(0.09)	(0.06)	(0.15)
Net Asset Value, End of Year	$29.72	$24.14	$24.42	$23.56	$19.99
Total Return[2]	24.57%	(0.59)%	4.03%	18.22%[7]	31.65%[7]
Ratio of net expenses to average net assets	0.89%	0.89%	0.96%	0.99%	1.01%[8]
Ratio of gross expenses to average net assets[9]	1.02%	1.01%	1.03%	1.04%	1.10%[8]
Ratio of net investment income to average net assets[2]	0.38%	1.19%	0.68%	0.40%	0.62%[8]
Portfolio turnover	75%	102%	62%	45%	49%
Net assets end of year (000’s) omitted	$60,421	$53,494	$56,493	$50,686	$43,207

#	Effective October 1, 2016, Investor Class and Institutional Class were renamed Class N and Class I, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.01 and $0.08 for Class N and Class I, respectively.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.11 and $0.17 for Class N and Class I, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.00 and $0.09 for Class N and Class I, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.00 and $0.05 for Class N and Class I, respectively.
[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[8]	Includes non-routine extraordinary expenses amounting to 0.025% and 0.024% of average net assets for the Class N and Class I, respectively.
[9]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

34

AMG FQ Long-Short Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$15.48	$17.38	$17.20	$15.23	$12.29
Income (loss) from Investment Operations:
Net investment income[1,2]	0.10 [3]	0.14	0.16 [4]	0.14	0.19 [5]
Net realized and unrealized gain (loss) on investments	3.30	(0.31)	0.17	1.95	2.94
Total income (loss) from investment operations	3.40	(0.17)	0.33	2.09	3.13
Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.15)	(0.15)	(0.12)	(0.19)
Net realized gain on investments	(0.75)	(1.58)	—	—	—
Total distributions to shareholders	(0.91)	(1.73)	(0.15)	(0.12)	(0.19)
Net Asset Value, End of Year	$17.97	$15.48	$17.38	$17.20	$15.23
Total Return[2]	22.62%	(0.98)%	1.90%	13.76%	25.66%
Ratio of net expenses to average net assets	1.09%[6]	1.05%	1.04%	1.04%	1.06%[7]
Ratio of gross expenses to average net assets[8]	1.14%	1.08%	1.05%	1.05%	1.10%[7]
Ratio of net investment income to average net assets[2]	0.60%	0.88%	0.93%	0.88%	1.37%[7]
Portfolio turnover	159%	178%	139%	87%	91%
Net assets end of year (000’s) omitted	$3,495	$24,752	$30,043	$25,931	$23,103

35

AMG FQ Long-Short Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$15.47	$17.37	$17.22	$15.27	$12.34
Income (loss) from Investment Operations:
Net investment income[1,2]	0.15 [3]	0.18	0.21 [4]	0.18	0.24 [5]
Net realized and unrealized gain (loss) on investments	3.33	(0.31)	0.16	1.96	2.93
Total income (loss) from investment operations	3.48	(0.13)	0.37	2.14	3.17
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.19)	(0.22)	(0.19)	(0.24)
Net realized gain on investments	(0.75)	(1.58)	—	—	—
Total distributions to shareholders	(0.98)	(1.77)	(0.22)	(0.19)	(0.24)
Net Asset Value, End of Year	$17.97	$15.47	$17.37	$17.22	$15.27
Total Return[2]	23.11%	(0.73)%	2.16%	14.05%	26.00%
Ratio of net expenses to average net assets	0.78%[6]	0.79%	0.79%	0.79%	0.81%[7]
Ratio of gross expenses to average net assets[8]	0.87%	0.82%	0.79%	0.80%	0.85%[7]
Ratio of net investment income to average net assets[2]	0.90%	1.14%	1.22%	1.13%	1.73%[7]
Portfolio turnover	159%	178%	139%	87%	91%
Net assets end of year (000’s) omitted	$37,002	$33,715	$37,313	$41,636	$37,960

#	Effective October 1, 2016, Investor Class and Institutional Class were renamed Class N and Class I, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.07 and $0.12 for Class N and Class I, respectively.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.11 and $0.16 for Class N and Class I, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.16 and $0.21 for Class N and Class I, respectively.
[6]	Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets would be 1.04% and 0.73% for Class N and Class I, respectively, for the fiscal year ended October 31, 2017.
[7]	Includes non-routine extraordinary expenses amounting to 0.022% and 0.023% of average net assets for the Class N and Class l, respectively.
[8]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

36

AMG FQ Global Risk-Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$13.89	$12.93	$13.84	$13.14	$13.36
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.11	(0.02)	0.05	0.17	0.03
Net realized and unrealized gain (loss) on investments	1.91	1.16	(0.64)	0.53	0.13
Total income (loss) from investment operations	2.02	1.14	(0.59)	0.70	0.16
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.18)	(0.32)	—	(0.38)[3]
Total distributions to shareholders	(0.14)	(0.18)	(0.32)	—	(0.38)
Net Asset Value, End of Year	$15.77	$13.89	$12.93	$13.84	$13.14
Total Return[2]	14.69%	8.97%	(4.31)%	5.33%	1.16%
Ratio of net expenses to average net assets	1.33%	1.39%	1.38%	1.38%	1.41%[4]
Ratio of gross expenses to average net assets[5]	1.39%	1.55%	1.51%	1.52%	1.55%[4]
Ratio of net investment income (loss) to average net assets[2]	0.76%	(0.15)%	0.36%	1.30%	0.25%[4]
Portfolio turnover	26%	71%	55%	5%	36%
Net assets end of year (000’s) omitted	$2,200	$3,725	$2,083	$2,228	$5,520

37

AMG FQ Global Risk-Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$13.97	$13.02	$13.98	$13.21	$13.44
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.16	(0.01)	0.11	0.23	0.08
Net realized and unrealized gain (loss) on investments	1.92	1.21	(0.65)	0.54	0.14
Total income (loss) from investment operations	2.08	1.20	(0.54)	0.77	0.22
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.25)	(0.42)	—	(0.45)[3]
Total distributions to shareholders	(0.22)	(0.25)	(0.42)	—	(0.45)
Net Asset Value, End of Year	$15.83	$13.97	$13.02	$13.98	$13.21
Total Return[2]	15.14%	9.43%	(3.98)%	5.83%	1.61%
Ratio of net expenses to average net assets	0.99%	0.99%	0.98%	0.96%	0.99%[4]
Ratio of gross expenses to average net assets[5]	1.05%	1.15%	1.11%	1.10%	1.13%[4]
Ratio of net investment income to average net assets[2]	1.09%	0.25%	0.83%	1.72%	0.63%[4]
Portfolio turnover	26%	71%	55%	5%	36%
Net assets end of year (000’s) omitted	$1,420	$7,215	$1,652	$2,537	$5,844

38

AMG FQ Global Risk-Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class Z	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$14.00	$13.05	$14.02	$13.23	$13.47
Income (loss) from Investment Operations:
Net investment income[1,2]	0.18	0.05	0.12	0.24	0.10
Net realized and unrealized gain (loss) on investments	1.92	1.16	(0.66)	0.55	0.12
Total income (loss) from investment operations	2.10	1.21	(0.54)	0.79	0.22
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.26)	(0.43)	—	(0.46)[3]
Total distributions to shareholders	(0.23)	(0.26)	(0.43)	—	(0.46)
Net Asset Value, End of Year	$15.87	$14.00	$13.05	$14.02	$13.23
Total Return[2]	15.23%	9.55%	(3.92)%	5.97%	1.61%
Ratio of net expenses to average net assets	0.89%	0.89%	0.88%	0.88%	0.91%[4]
Ratio of gross expenses to average net assets[5]	0.95%	1.05%	1.01%	1.02%	1.05%[4]
Ratio of net investment income to average net assets[2]	1.19%	0.36%	0.88%	1.76%	0.75%[4]
Portfolio turnover	26%	71%	55%	5%	36%
Net assets end of year (000’s) omitted	$59,712	$58,670	$63,485	$73,437	$88,419

#	Effective October 1, 2016, Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The per share income distribution shown for the Class N, Class I and Class Z represents income derived primarily from foreign currency gains. (See Note 1(i) in the Notes to Financial Statements.)
[4]	Includes non-routine extraordinary expenses amounting to 0.026%, 0.023% and 0.026% of average net assets for the Class N, Class I and Class Z, respectively.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

39

Notes to Financial Statements

October 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed”), AMG FQ Long-Short Equity Fund (“Long-Short Equity”) (formerly AMG FQ U.S. Equity Fund) and AMG FQ Global Risk-Balanced Fund (“Global Risk-Balanced”), each a “Fund” and collectively, the “Funds.” Effective August 31, 2017, Long-Short Equity changed its investment strategy to invest primarily in long equity securities that the Subadviser believes will increase in value and short equity securities that the Subadviser believes will decrease in value.

Each Fund offers different classes of shares, which, effective October 1, 2016, were renamed. Both Tax-Managed and Long-Short Equity previously offered Investor Class and Institutional Class shares which were renamed to Class N and Class I, respectively, and Global Risk-Balanced previously offered Investor Class, Service Class and Institutional Class shares which were renamed to Class N, Class I and Class Z, respectively. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, including securities sold short and option contracts, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities and securities sold short traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring

40

Notes to Financial Statements (continued)

fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Dividends declared on short positions are recorded on the ex-date as dividend expense. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to foreign currency transactions, redesignation of dividends paid, tax equalization utilized, reclass from capital gain to ordinary income, and capital loss carryforward utilized. Temporary differences are primarily due to wash sales, and mark-to-market of open futures and option contracts.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	Tax-Managed		Long-Short Equity		Global Risk-Balanced
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary income	$898,009	$484,555	$463,754	$657,895	$1,063,762	$1,270,848
Short-term capital gains	—	—	764,459	—	—	—
Long-term capital gains	—	—	2,258,672	6,063,239	—	—

	$898,009	$484,555	$3,486,885	$6,721,134	$1,063,762	$1,270,848

41

Notes to Financial Statements (continued)

As of October 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Tax-Managed	Long-Short Equity	Global Risk-Balanced
Capital loss carryforward	—	—	—
Undistributed ordinary income	$156,758	—	$149,765
Undistributed short-term capital gains	—	$6,654,181	—
Undistributed long-term capital gains	95,812	2,584,430	—
Late-year loss deferral	—	—	—

At October 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Tax-Managed	$50,682,581	$23,486,466	$(756,020)	$22,730,446
Long-Short Equity	18,826,456	2,330,234	(2,068,718)	261,516
Global Risk-Balanced	73,379,954	2,022,378	(2,139,536)	(117,158)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2017, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur capital losses for the fiscal year ended October 31, 2017, such amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

For the fiscal year ended October 31, 2017, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Tax-Managed	$10,052,545	—
Long-Short Equity	—	—
Global Risk-Balanced	$6,275,352	$1,032,940

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

42

Notes to Financial Statements (continued)

For the fiscal years ended October 31, 2017 and October 31, 2016, the capital stock transactions by class for the Funds were as follows:

	Tax-Managed				Long-Short Equity
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	134,121	$3,486,138	773,683	$18,647,674	57,050	$953,326	170,424	$2,644,172
Reinvestment of distributions	6,515	169,637	4,973	118,866	84,893	1,381,070	187,889	2,929,401
Cost of shares repurchased	(681,281)	(18,444,807)	(846,136)	(19,908,285)	(1,546,753)	(26,281,313)	(487,422)	(7,577,438)

Net decrease	(540,645)	$(14,789,032)	(67,480)	$(1,141,745)	(1,404,810)	$(23,946,917)	(129,109)	$(2,003,865)

Class I:
Proceeds from sale of shares	405,824	$11,201,539	453,344	$10,888,592	83,845	$1,448,437	12,902	$200,919
Reinvestment of distributions	25,709	668,681	13,960	333,366	125,527	2,047,449	240,195	3,739,009
Cost of shares repurchased	(614,676)	(16,726,986)	(564,521)	(13,335,048)	(329,885)	(5,574,707)	(221,153)	(3,457,174)

Net increase (decrease)	(183,143)	$(4,856,766)	(97,217)	$(2,113,090)	(120,513)	$(2,078,821)	31,944	$482,754

	Global Risk-Balanced
	October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	36,312	$515,087	210,314	$2,989,647
Reinvestment of distributions	1,495	20,489	1,905	23,635
Cost of shares repurchased	(166,590)	(2,325,265)	(105,117)	(1,408,008)

Net increase (decrease)	(128,783)	$(1,789,689)	107,102	$1,605,274

Class I:
Proceeds from sale of shares	147,896	$2,154,357	479,120	$6,822,060
Reinvestment of distributions	8,435	115,642	2,428	30,202
Cost of shares repurchased	(583,215)	(8,690,474)	(91,854)	(1,209,004)

Net increase (decrease)	(426,884)	$(6,420,475)	389,694	$5,643,258

Class Z:
Proceeds from sale of shares	81,379	$1,189,764	77,330	$1,039,167
Reinvestment of distributions	66,271	911,253	95,727	1,192,757
Cost of shares repurchased	(575,434)	(8,381,135)	(845,740)	(11,062,666)

Net decrease	(427,784)	$(6,280,118)	(672,683)	$(8,830,742)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

43

Notes to Financial Statements (continued)

At October 31, 2017, the market value of Repurchase Agreements outstanding for Tax-Managed, Long-Short Equity and Global Risk-Balanced were $774,183, $319,879 and $9,100,290, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

Global Risk-Balanced invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by First Quadrant, L.P. (“First Quadrant”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in First Quadrant.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. Effective October 1, 2016, the Funds’ investment management fees are paid at the following annual rate of each Fund’s respective average daily net assets:

Tax-Managed	0.70%
Long-Short Equity	0.35%
Global Risk-Balanced	0.60%

Prior to October 1, 2016, the annual rate for the investment management fees was 0.85%, 0.35% and 0.60% of each Fund’s average daily net assets of Tax-Managed, Long-Short Equity and Global Risk-Balanced, respectively.

The Investment Manager has contractually agreed, through at least March 1, 2018, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Tax-Managed, Long-Short Equity and Global Risk-Balanced to 0.89%, 0.69% and 0.89%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. Prior to February 27, 2017, the expense cap was 0.79% of average daily net assets for Long-Short Equity. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At October 31, 2017, the Funds’ expiration of recoupment is as follows:

Expiration Period	Tax- Managed	Long-Short Equity	Global Risk- Balanced
Less than 1 year	$53,538	$14,022	$94,113
Within 2 years	100,980	22,232	98,848
Within 3 years	94,797	38,180	39,272

Total Amount Subject to Recoupment	$249,315	$74,434	$232,233

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to each Fund. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, Long-Short Equity and Global Risk-Balanced paid an administration fee under a similar contract at an annual rate of 0.25% of the Fund’s average daily net assets while Tax-Managed did not pay an administration fee.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who

44

Notes to Financial Statements (continued)

have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For Class N and Class I shares of Long-Short Equity and Global Risk-Balanced, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, any trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratio for the fiscal year ended October 31, 2017, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Long-Short Equity
Class N	0.10%	0.05%
Class I	0.10%	0.01%
Global Risk-Balanced
Class N*	0.25%	0.19%
Class I	0.15%	0.10%

*	Effective February 27, 2017, the maximum annual rate was decreased to 0.15% from 0.25%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the

Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2017, Global Risk-Balanced lent a maximum of $1,770,342 for eighteen days earning interest of $745 and Long-Short Equity lent a maximum of $1,536,140 for two days earning interest of $132. The interest income amount is included in the Statement of Operations as interest income. Long-Short Equity borrowed a maximum of $1,043,172 for one day paying interest of $56. The interest expense amount is included in the Statement of Operations as miscellaneous expense. At October 31, 2017, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2017, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Tax-Managed	$56,310,793	$77,293,774
Long-Short Equity	83,355,728	151,091,929
Global Risk-Balanced	12,299,076	20,217,794

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended October 31, 2017.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At October 31, 2017, the value of the securities loaned and cash collateral received, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Tax-Managed	$761,953	$774,183
Long-Short Equity	316,645	319,879
Global Risk-Balanced	8,896,815	9,100,290

45

Notes to Financial Statements (continued)

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. FORWARD COMMITMENTS

Certain transactions, such as futures and forward transactions may have a similar effect on a Fund’s net asset value as if a Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, a Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why certain Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position and results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the applicable Schedule of Portfolio Investments. For the fiscal year ended October 31, 2017, the average quarterly balances of derivative financial instruments outstanding were as follows:

	Long-Short Equity Fund	Global Risk-Balanced Fund
Financial Futures Contracts
Average number of contracts purchased	45	880
Average notional value of contracts	$5,793,348	$67,917,230
Options
Average value of option contracts purchased	$173,650	$247,307
Average value of option contracts written	$175,909	$339,584

8. FUTURES CONTRACTS

Long-Short Equity entered into equity index futures contracts with the objective of maintaining exposure to equity stock markets while maintaining liquidity. Global Risk-Balanced entered into futures contracts, including futures contracts on fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices). Long-Short Equity and Global Risk-Balanced purchased and sold futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent variation margin payments are made or received by the Funds depending on the fluctuations in the value of the futures contract and the value of cash or securities on deposit with the futures broker. Variation margin is recorded as unrealized gains and losses. The Funds must have total value at the futures broker consisting of either net unrealized gains, cash or securities collateral to meet the initial margin requirement, and any value over the initial margin requirement may be transferred to the Funds. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

9. OPTIONS

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options purchased are recorded as an asset, while options written (sold) are recorded as liabilities. Long-Short Equity and Global Risk-Balanced, as writer of written options, bears the risk of an unfavorable change in the market value of the instrument underlying the written option. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

10. EXCHANGE TRADED NOTES

Global Risk-Balanced invests in Exchange Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. There are no periodic interest payments, and principal is not protected. The Fund could lose some or all of the amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays the Fund a return linked to the

46

Notes to Financial Statements (continued)

performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer’s fee. ETNs are subject to the risk of a breakdown in the futures markets that they use. As a means to obtain commodity exposure, the Fund invests in ETNs linked to commodity indices. The Fund may be exposed to a wide variety of commodity sectors, including, without limitation, agriculture, livestock, base/industrial metals, oil, energy and precious metals. Commodity prices, and the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors.

11. MARKET, CREDIT AND COUNTERPARTY RISKS

In the normal course of business, Global Risk-Balanced invests in securities and enters into transactions where risks exist due to market fluctuations and is exposed to credit risk with parties with whom it trades (issuers or counterparties). Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The Fund may be exposed to credit or counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default or not perform under the contract. The Fund minimizes credit risk and counterparty risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and the respective counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of the ISDA Master Agreement, which requires accelerated settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

12. SECURITIES SOLD SHORT AND DUE TO/FROM BROKERS

Long-Short Equity utilizes short sales as part of its overall portfolio management strategy. A short sale involves the sale of a security that is borrowed from a broker or other financial institution. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund must segregate liquid assets, or otherwise cover its position in a permissible manner. The Investment Manager determines the liquidity of assets, in accordance with procedures established by the Board. Cash segregated as collateral for short sales is shown in the Statement of Assets and Liabilities as segregated cash. Security positions segregated as collateral for short sales are included in unaffiliated investments at value in the Statement of Assets and Liabilities. Due to/from brokers represents cash balances on deposit with, or cash balances owed to the Prime Broker. When the Fund has cash balances on deposit with the Prime Broker, the Fund is subject to credit risk should the Prime Broker be unable to meet their obligations to the Fund; and when the Fund has cash balances owed to the Prime Broker, the amount is payable upon demand and the Fund must segregate liquid assets. The Fund has entered into a Special Custody and Pledge Agreement with the Prime Broker for securities sold short, which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a Special Custody and Pledge Agreement in the Statement of Assets and Liabilities. As of October 31, 2017, the value of securities sold short was $20,456,472 and the Fund had $20,338,141 of cash deposited with the Prime Broker and securities segregated as collateral worth $10,484,318.

13. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending and short-sale programs, Repurchase Agreements and derivative instruments, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending and short sale transactions, see Note 4 and Note 12.

47

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Tax-Managed
Cantor Fitzgerald Securities, Inc.	$774,183	$774,183	—	—
Long-Short Equity Fund
Bank of Montreal	$319,879	$319,879	—	—
Global Risk-Balanced
Cantor Fitzgerald Securities, Inc.	$2,161,382	$2,161,382	—	—
Daiwa Capital Markets America	2,161,382	2,161,382	—	—
HSBC Securities USA, Inc.	2,161,382	2,161,382	—	—
RBC Dominion Securities Inc.	2,161,382	2,161,382	—	—
Royal Bank of Scotland PLC	454,762	454,762	—	—

Totals	$9,100,290	$9,100,290	—	—

14. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Funds have adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

15. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements .

TAX INFORMATION (unaudited)

The AMG FQ Tax-Managed U.S. Equity, AMG FQ Long-Short Equity and AMG FQ Global Risk-Balanced Funds each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016/2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG FQ Tax-Managed U.S. Equity, AMG FQ Long-Short Equity and AMG FQ Global Risk-Balanced Funds each hereby designates $0, $4,358,797, and $0, respectively, as a capital gain distribution with respect to the taxable year ended October 31, 2017, or if subsequently determined to be different, the net capital gains of such fiscal year.

48

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND SHAREHOLDERS OF THE AMG FQ TAX-MANAGED U.S. EQUITY FUND, AMG FQ LONG-SHORT EQUITY FUND (FORMERLY AMG FQ U.S. EQUITY FUND) AND AMGFQGLOBALRISK BALANCED FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AMG FQ Tax-Managed U.S. Equity Fund, AMG FQ Long-Short Equity Fund (formerly AMG FQ U.S. Equity Fund) and AMG FQ Global Risk-Balanced Fund (the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2017

49

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 69
• Oversees 61 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2000	Edward J. Kaier, 72
• Oversees 61 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 54
• Oversees 63 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000	Steven J. Paggioli, 67
• Oversees 61 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013	Richard F. Powers III, 71
• Oversees 61 Funds in Fund Complex	Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman	Eric Rakowski, 59
• Trustee since 2000 • Oversees 63 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 52
• Oversees 63 Funds in Fund Complex	Lecturer, Babson College (2007 – Present).

• Trustee since 2000	Thomas R. Schneeweis, 70
• Oversees 61 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

50

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 65
• Oversees 63 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 49
• Principal Executive Officer since 2014 • Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc.(2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Compliance Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015	Mark J. Duggan, 52 Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017

Thomas G. Disbrow, 51

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Treasurer since 2017
• Principal Financial Officer since 2017
• Principal Accounting Officer since 2017

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-Present); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017

Christopher R. Townsend, 50

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-Present); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 50

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

51

AMG Funds

Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Anti-Money Laundering	Patrick J. Spellman, 43
• Compliance Officer since 2014	Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Marc J. Peirce, 55

Director, Legal and Compliance, AMG Funds LLC (2017-Present); Vice President, Compliance Officer, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

52

Annual Renewal of Investment Management and Subadvisory Agreements

At an in-person meeting held on June 28-29, 2017, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG FQ U.S. Equity Fund, AMG FQ Tax-Managed U.S. Equity Fund and AMG FQ Global Risk-Balanced Fund (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreements”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with respect to each Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreements and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 28-29, 2017, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadviser under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreements and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreements and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board;

identifies potential successors to or replacements of the Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreements and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreements and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

53

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

PERFORMANCE

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board was mindful of the Investment Manager’s attention to monitoring the Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG FQ U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees also noted that Class I shares of the Fund ranked in the third quintile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s performance is being addressed. The Trustees also considered that the Fund’s investment strategy was in the process of being converted to a long-short equity strategy.

With respect to AMG FQ Tax-Managed U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was below, below, above and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell

3000® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees noted that Class I shares of the Fund ranked in the second quintile relative to its Peer Group for the 5-year period and in the third quintile relative to its Peer Group for the 10-year period. The Trustees concluded that the Fund’s performance is being addressed.

With respect to AMG FQ Global Risk-Balanced Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was above, above, above and below, respectively, the median performance of the Peer Group and above, above, below and below, respectively, the performance of the Fund Benchmark, a Composite Index (60% MSCI World Index and 40% Citigroup World Government Bond Index (Hedged)). The Trustees took into account management’s discussion of the Fund’s performance, including its more recent improved performance relative to its Peer Group and Fund Benchmark. The Trustees also noted the fact that Class Z shares of the Fund ranked in the top decile relative to its Peer Group for the 1-year period and in the top quintile relative to its Peer Group for the 3-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the enterprise and entrepreneurial risks undertaken as Investment Manager and sponsor of the Funds and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the various changes in management, administrative and shareholder servicing fee rates that were implemented during the past year for the applicable Funds, noting that the Investment Manager provides administrative and shareholder services to the Funds pursuant to an Administration Agreement with the Funds. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund. The Trustees also noted any payments that were made from the Subadviser to the Investment Manager, and any other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under each Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the advisory fee structure and, as noted above, the services the Investment Manager provides in performing its functions under each Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadviser from these relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took

54

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under each Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the advisory or subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG FQ U.S. Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.69%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG FQ Tax-Managed U.S. Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.89%. The Board also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG FQ Global Risk-Balanced Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.89%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment

Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreements; (b) the Subadviser has the resources to perform its duties under the Subadvisory Agreements and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 28-29, 2017, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

55

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG FUNDS LLC

600 Steamboat Road, Suite 300 Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300 Greenwich, CT 06830

800.835.3879

SUBADVISER

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900 Pasadena, CA 91101

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway East

Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com |	57

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small     Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company,     LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap     Value

AMG River Road Dividend All Cap     Value II

AMG River Road Focused Absolute     Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global

    Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets     Small Cap

AMG TimesSquare International Small     Cap

AMG TimesSquare Mid Cap Growth AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund -     Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced     Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO     Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell     Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors     Mid Cap Growth

AMG Managers Brandywine Blue Friess Associates, LLC

AMG Managers Cadence Emerging     Companies

AMG Managers Cadence Mid Cap Cadence Capital Management, LLC

AMG Managers Center Square Real     Estate

CenterSquare Investment Management,     Inc.

AMG Managers Emerging Opportunities

Lord, Abbett& Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap     Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital     Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap     Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell     Growth

AMG Managers Montag & Caldwell     Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group     LLC

AMG Managers Skyline Special     Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.     Federated MDTA LLC

AMG Managers Value Partners Asia     Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate     Government

AMG Managers Amundi Short Duration     Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus     Bond

DoubleLine Capital LP

AMG Managers Global Income     Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

103117 AR014	| amgfunds.com

ANNUAL REPORT

AMG Funds

October 31, 2017

AMG Frontier Small Cap Growth Fund

Class N: MSSVX     |     Class I: MSSCX     |     Class Z: MSSYX

AMG Managers Emerging Opportunities Fund

Class N: MMCFX     |     Class I: MIMFX

AMG Managers CenterSquare Real Estate Fund

Class N: MRESX     |     Class I: MRASX     |     Class Z: MREZX

AMG GW&K Core Bond Fund

Class N: MBGVX     |     Class I: MBDFX     |     Class Z: MBDLX

amgfunds.com |	103117 AR022

AMG Funds

Annual Report—October 31, 2017

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Frontier Small Cap Growth Fund	4
AMG Managers Emerging Opportunities Fund	11
AMG Managers CenterSquare Real Estate Fund	21
AMG GW&K Core Bond Fund	26

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	32
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	34
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	35
Detail of changes in assets for the past two fiscal years

Financial Highlights	37
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	48
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57

TRUSTEES AND OFFICERS	58

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	61

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

The last 12 months was a strong period for equity markets as the health of the global economy improved amid an environment of low volatility and higher returns. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 23.63% during the fiscal year ended October 31, 2017. Small cap stocks performed even better with a 27.85% return for the small cap Russell 2000® Index.

Following the surprising U.S. presidential election results last November, interest rates spiked and pro-cyclical sectors rallied, especially financials, as the new administration’s plans for tax reform and increased fiscal spending drove a reflationary theme of stronger future economic growth. Equity market volatility fell to historic lows during the year while major indexes notched record highs. The rally in pro-cyclicals ebbed and flowed at times as investors assessed the Trump administration’s ability to enact pro-growth tax reform and infrastructure spending. Later in the year, elevated geopolitical tensions from saber-rattling in North Korea and devastation from three major hurricanes did not disrupt the equity bull market. In September, the S&P 500 Index marked eight straight quarters of positive returns and has not seen a pullback greater than 5% since the summer of 2016.

In total, all but one sector of the S&P 500 Index was positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and financials stocks led the Index with returns of 38.99% and 37.06%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of 2.60% and -1.37%, respectively. International stock performance significantly improved from the prior year with a return of 23.64%, as measured by the MSCI All Country World ex-USA Index. The U.S. Dollar weakened during the year, providing a boost for international investments in Dollar terms. Additionally, emerging markets equities outperformed developed markets, as the MSCI Emerging Markets Index returned 26.45% for the year, compared with a 23.44% return for the developed market MSCI EAFE Index.

The U.S. bond market produced slightly positive returns for the year, as measured by the 0.90% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. Interest rates spiked following the presidential election leading to price declines for most bonds. Returns improved as interest rates generally fell through the spring and summer. Overall, 10-year U.S. Treasury Notes rose 54 basis points during the year to end at a yield of 2.38%. The U.S. Federal Reserve (the Fed) continued to normalize interest rates by hiking the federal funds rate three times and signaled further tightening in the future through benchmark interest rate increases and the gradual reduction of its massive balance sheet. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with an 8.92% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds sub advised by unaffiliated investment managers.

We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2017*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	23.63%	10.77%	15.18%
Small Caps	(Russell 2000® Index)	27.85%	10.12%	14.49%
International	(MSCI All Country World ex-USA Index)	23.64%	5.71%	7.29%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.90%	2.40%	2.04%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	8.92%	5.56%	6.27%
Tax-exempt	(Bloomberg Barclays U.S. Municipal Bond Index)	2.19%	3.04%	3.00%
Treasury Bills	(ICE BofA Merrill Lynch 6-Month U.S. Treasury Bill Index)	0.84%	0.56%	0.40%

*	Source: Factset. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Expenses Paid During the Period*
	Expense Ratio for the Period

Six Months Ended October 31, 2017
AMG Frontier Small Cap Growth Fund
Based on Actual Fund Return
Class N	1.35%	$1,000	$1,114	$7.19
Class I	1.10%	$1,000	$1,115	$5.86
Class Z	.95%	$1,000	$1,117	$5.07
Based on Hypothetical 5% Annual Return
Class N	1.35%	$1,000	$1,018	$6.87
Class I	1.10%	$1,000	$1,020	$5.60
Class Z	.95%	$1,000	$1,020	$4.84
AMG Managers Emerging Opportunities Fund
Based on Actual Fund Return
Class N	1.43%	$1,000	$1,155	$7.77
Class I	1.18%	$1,000	$1,156	$6.41
Based on Hypothetical 5% Annual Return
Class N	1.43%	$1,000	$1,018	$7.27
Class I	1.18%	$1,000	$1,019	$6.01
AMG Managers CenterSquare Real Estate Fund
Based on Actual Fund Return
Class N	1.10%	$1,000	$1,018	$5.59
Class I	.96%	$1,000	$1,019	$4.88
Class Z	.85%	$1,000	$1,019	$4.33
Based on Hypothetical 5% Annual Return
Class N	1.10%	$1,000	$1,020	$5.60
Class I	.96%	$1,000	$1,020	$4.89
Class Z	.85%	$1,000	$1,021	$4.33
AMG GW&K Core Bond Fund
Based on Actual Fund Return
Class N	.88%	$1,000	$1,017	$4.47
Class I	.54%	$1,000	$1,020	$2.75
Class Z	.48%	$1,000	$1,019	$2.44
Based on Hypothetical 5% Annual Return
Class N	.88%	$1,000	$1,021	$4.48
Class I	.54%	$1,000	$1,022	$2.75
Class Z	.48%	$1,000	$1,023	$2.45

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG Frontier Small Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

THE SUBADVISOR

Frontier Capital Management Co. LLC (“Frontier”) manages client assets in small-, small/mid-, mid-and large-cap U.S. equity strategies. The AMG Frontier Small Cap Growth Fund (the “Fund”) follows a small- cap growth discipline as Frontier implements its “GARP” investment approach to select attractive small-cap stocks.

Frontier believes:

•	Fundamental research is the cornerstone to adding value

•	Stock prices ultimately are linked to sales and earnings growth

•	Growth must be purchased at a reasonable price (“GARP”)

•	Research is a continuous process

Frontier utilizes and draws support from its entire team of 18 investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research, Frontier seeks long-term capital appreciation by investing in small-capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.

Frontier looks for companies it believes can generate long-term, sustainable earnings, managed by qualified professionals capable of executing a well-conceived strategic plan. Frontier seeks businesses that can generate superior rates of return on capital in excess of their cost of capital over a business cycle, due to above-average secular growth prospects or a competitive advantage.

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2017, the AMG Frontier Small Cap Growth Fund (Class I) returned 29.22%, compared with the Russell 2000® Growth Index, which returned 31.00%.

U.S. equities posted strong returns for the fiscal year ending October 31, 2017. Small caps outperformed large caps as the Russell 2000® rose 27.9% versus the

23.7% gain of the large cap Russell 1000®. From a style perspective, growth led the small cap segment as the Russell 2000® Growth rose 31.0%. For the period, the Fund trailed the Index.

Our top relative contributing sector was consumer discretionary, up 38%, compared to the 24% return of the index. Our top investment in the sector was online education curriculum provider 2U, Inc., up

83%. The company has the dominant position in the software-as-a-service market for providing online graduate degrees and is working with several premier higher education institutions including Yale, Northwestern, Syracuse and USC. 2U’s revenue grew 35% in the calendar third quarter and management hosted a very upbeat analyst meeting highlighting many years of future predictable growth through adding new degrees and partner institutions. Meritor, a manufacturer of commercial truck axles and other components, appreciated 153% reflecting increased investor confidence in the company’s substantial earnings power. New management has taken the necessary steps to unleash the earnings potential over the last several years and thus far the strategy is working. Competitor Dana Incorporated appreciated 99% for many of the same reasons and was also a strong contributor to sector performance. Lastly, our portfolio benefited from the 70% gain of Mobileye, the leader in autonomous driving technology. After strong fundamental and stock performance, the company was acquired by Intel for a 33% premium to its prior closing price.

Health care was our strongest contributing sector rising 50% versus the 38% gain for the index. Our health care results were driven by returns from our biotech holdings, up 96%, substantially outpacing the 52% return of the index. Kite Pharma, a leader in the burgeoning field of immune system based therapies, was the largest gainer rising 302%. Kite’s significant stock price increase started with the release of six month data from its non-Hodgkin lymphoma trial that illustrated continued cancer-free results for patients, consistent with earlier trials. This duration combined with the safety profile ensured investors that an FDA approval would be forthcoming. The stock continued its ascent largely driven by investor enthusiasm and culminated with a final large spike on the news that Gilead would acquire the company at a valuation of $12 billion. We purchased Kite stock on its IPO debut and held the stock for the subsequent three years. Alnylam Pharmaceuticals rose 162% following the release of stellar data from its phase 3 drug trial for hereditary amyloidosis, a rare disease caused by protein accumulation in the body leading to nerve and organ damage. We expect Alnylam’s drug to become the standard of care in what should be a multi-billion dollar market. bluebird bio, an emerging leader in the field of gene therapy, rose 191% as the stock benefited from continued positive data from its trials for two blood disorders, Beta thalassemia and sickle cell disease, as well as the FDA’s approval of a drug from Novartis which validated its type of immuno-oncology therapy for the treatment of cancer. Lastly, PTC Therapeutics, up 202%, rose on the news that the FDA granted the company an Advisory Committee meeting with regard to its Duchenne muscular dystrophy drug. Last year, the stock took a significant hit when the FDA refused to review the drug’s filing so this is a meaningful change and a positive step in a long approval process. Top detractors in the health care sector included DexCom, Inc., Intrexon Corp, and Envision Healthcare Corp., down 43%, 37% and 29%, respectively. We remain underweight health care and more specifically the biotech and pharma areas where most small companies lack an FDA approved drug and are in early stages of drug trials.

The largest drag to relative performance was producer durables, where our 23% return trailed the 32% gain of the sector. The biggest detractor was Aqua Metals, a company with a novel technology to recycle lead acid batteries. The stock declined 77% as investors became concerned with cost overruns associated with ramping their first manufacturing facility in light of the company’s modest cash position. We had a small position in the portfolio and sold the stock. Concerns over industry capacity additions as well as the impact of recent hurricanes pressured JetBlue Airways, down 8%. We view the company as a secular share gainer with a superior customer experience. Additionally, JetBlue’s margins are depressed relative to peers and there is a large opportunity to cut non-labor costs and boost earnings to approximately $3 per share, making its $19 share price attractive. We continue to hold our position and note the company would be a major beneficiary of potential corporate tax reform.

The technology sector, where we have an overweight position, also detracted from relative performance as our 22% return lagged the benchmark, up 35%. The vast majority of our underperformance was attributable to our positions in Xperi, down 37%, and Synchronoss, down 65%. Xperi owns a vast array of intellectual property for semiconductor packaging. The company has license contracts with all the major dynamic random-access memory manufacturers and several other semiconductor companies that normally results in consistent recurring royalty payments. Unfortunately, Samsung’s contract expired before a new arrangement could be reached. Although this is disappointing news, Samsung continues to use Xperi patents and is likely to increase its usage in future products. Over the past six months Xperi received two favorable court rulings that will benefit their negotiations with customers. The company won a

AMG Frontier Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

significant patent infringement case in Germany against Broadcom and the U.S. Patent Office’s Trial and Appeal board ruled favorably on the validity of several Xperi patents. These wins significantly improve Xperi’s negotiating leverage with Samsung and it should be a matter of time before a new contract is signed. Additionally, we believe that Broadcom will likely become a new large royalty-paying customer this year. Xperi generates significant free cash flow from royalty payments and after the recent correction the stock trades at about ten times our 2018 earnings estimate. Synchronoss, a software-as-a-service company, announced a surprisingly large acquisition that was shunned by investors who struggled to understand the strategic rationale. We agreed and sold our position in the stock.

Looking forward, we remain constructive on the economy as it appears that the Federal Reserve is embarking on policy normalization without negatively impacting GDP growth. Enhancing investor sentiment is the outlook for corporate tax reform and the impact lower tax rates will have on earnings per share, especially for smaller, more domestically oriented businesses. This is occurring while the U.S. economy appears to be gaining strength. For example, the Institute for Supply Management reported last month that manufacturing activity in the U.S. reached a 13-year high in September. The non-manufacturing (services) ISM index also suggested economic strength, with a reading of 59.8, up 4.5 points from August and the highest measurement since 2005. While geopolitical risks dominate the headlines, investors seem to be more focused on these bullish economic reports, low interest rates, and the potential for meaningful tax cuts. In this environment we continue to focus on investing in companies that have strong secular appeal, are share gainers in growth markets and have initiatives to augment shareholder returns via management specific actions. We continue to be impressed with the innovation being developed by small cap companies, particularly in the technology and health care sectors. Our research team continues to find many such appealing opportunities while remaining disciplined to our growth at a reasonable price process.

The views expressed represent the opinions of Frontier Capital Management Co. LLC as of October 31, 2017, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG Frontier Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Frontier Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I shares on October 31, 2007, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Frontier Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended October 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Frontier Small Cap Growth Fund[2,3,4]
Class N	28.82%	12.64%	—	11.41%	01/01/10
Class I	29.22%	12.95%	6.89%	7.59%	09/24/97
Class Z	29.42%	13.21%	—	11.94%	01/01/10
Russell 2000® Growth Index[5]	31.00%	15.36%	8.16%	6.14%	09/24/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[5]	The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Frontier Small Cap Growth Fund

Fund Snapshots (unaudited)

October 31, 2017

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Information Technology	36.5
Health Care	18.9
Industrials	18.1
Consumer Discretionary	7.5
Financials	5.3
Materials	5.0
Energy	2.5
Real Estate	2.1
Utilities	0.7
Telecommunication Services	0.1
Other Assets Less Liabilities	3.3

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Semtech Corp.	2.7
2U, Inc.	2.7
KAR Auction Services, Inc.	2.5
Allegheny Technologies, Inc.	2.2
Euronet Worldwide, Inc.	2.2
Monolithic Power Systems, Inc.	2.1
Benefitfocus, Inc.	2.1
LKQ Corp.	1.9
Granite Construction, Inc.	1.8
Novocure, Ltd.	1.7

Top Ten as a Group	21.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Frontier Small Cap Growth Fund

Schedule of Portfolio Investments

October 31, 2017

	Shares	Value
Common Stocks - 96.7%
Consumer Discretionary - 7.5%
Boot Barn Holdings, Inc.*	8,080	$66,498
Burlington Stores, Inc.*	103	9,671
Chuy’s Holdings, Inc.*	3,186	71,685
Dana, Inc.	7,486	228,248
Deckers Outdoor Corp.*	1,724	117,646
Express, Inc.*	10,875	73,624
IMAX Corp. (Canada)*	774	18,769
LGI Homes, Inc.*,1	1,277	77,041
Libbey, Inc.	604	4,131
LKQ Corp.*	9,620	362,578
Planet Fitness, Inc., Class A	10,323	275,005
Tailored Brands, Inc.	5,206	80,433
Total Consumer Discretionary		1,385,329
Energy - 2.5%
Carrizo Oil & Gas, Inc.*,1	8,056	142,511
GasLog, Ltd. (Monaco)[1]	8,394	144,796
SM Energy Co.[1]	7,937	169,296
Total Energy		456,603
Financials - 5.3%
Argo Group International Holdings, Ltd. (Bermuda)	4,066	255,955
Greenhill & Co., Inc.	5,148	94,208
James River Group Holdings, Ltd. (Bermuda)	5,326	225,396
Raymond James Financial, Inc.	427	36,201
Signature Bank/New York NY*	1,150	149,512
Webster Financial Corp.[1]	4,137	227,494
Total Financials		988,766
Health Care - 18.9%
ABIOMED, Inc.*	1,054	203,338
Acadia Healthcare Co., Inc.*,1	3,865	121,206
ACADIA Pharmaceuticals, Inc.*,1	6,113	212,916
Alkermes PLC (Ireland)*,1	1,059	51,637
Alnylam Pharmaceuticals, Inc.*	667	81,267
Bioverativ, Inc.*	4,605	260,183
Bluebird Bio, Inc.*	765	106,412
Celldex Therapeutics, Inc.*	1,509	3,682
Clovis Oncology, Inc.*	3,396	255,957
DexCom, Inc.*,1	1,664	74,830
Envision Healthcare Corp.*	3,880	165,288
Exact Sciences Corp.*,1	4,274	235,027
Insulet Corp.*	5,003	294,226

	Shares	Value
Intrexon Corp.*,1	1,580	$25,833
Ionis Pharmaceuticals, Inc.*,1	1,202	68,646
Medidata Solutions, Inc.*	817	61,463
Merit Medical Systems, Inc.*	6,258	238,117
Molina Healthcare, Inc.*,1	2,475	167,879
Nevro Corp.*	2,766	242,246
Novocure, Ltd. (Jersey)*,1	14,310	309,096
Penumbra, Inc.*	809	81,345
PTC Therapeutics, Inc.*	4,219	79,064
STERIS PLC (United Kingdom)	1,855	173,127
Total Health Care		3,512,785
Industrials - 18.1%
American Woodmark Corp.*	955	92,253
AO Smith Corp.	2,998	177,482
Beacon Roofing Supply, Inc.*	3,758	208,231
BMC Stock Holdings, Inc.*	9,039	193,887
Caesarstone, Ltd. (Israel)*,1	4,564	129,161
Granite Construction, Inc.	5,196	330,933
JetBlue Airways Corp.*	13,697	262,298
KAR Auction Services, Inc.	9,708	459,480
Knight-Swift Transportation Holdings, Inc.*	2,316	95,998
MasTec, Inc.*	6,314	274,975
Meritor, Inc.*	8,961	233,076
TransUnion *	5,527	290,112
Tutor Perini Corp.*,1	9,272	261,470
Watsco, Inc.	1,478	246,190
Welbilt, Inc.*,1	2,103	46,392
Wesco Aircraft Holdings, Inc.*	6,686	60,508
Total Industrials		3,362,446
Information Technology - 36.5%
2U, Inc.*,1	7,743	492,687
Benefitfocus, Inc.*,1	14,017	384,066
Blackhawk Network Holdings, Inc.*	838	28,450
Box, Inc., Class A*,1	12,009	263,598
Callidus Software, Inc.*	10,143	257,125
Conduent, Inc.*	18,098	280,157
Coupa Software, Inc.*	2,541	88,300
Ellie Mae, Inc.*,1	108	9,715
Euronet Worldwide, Inc.*	4,217	407,531
FireEye, Inc.*,1	8,858	149,877
Fortinet, Inc.*	945	37,242
HubSpot, Inc.*,1	3,162	273,671

The accompanying notes are an integral part of these financial statements.

AMG Frontier Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 36.5%
(continued)
Inphi Corp.*,1	4,697	$192,483
Jack Henry & Associates, Inc.	1,408	155,063
Leidos Holdings, Inc.	3,254	203,440
LogMeIn, Inc.	677	81,951
MACOM Technology Solutions Holdings, Inc.*,1	4,607	188,334
Mimecast, Ltd.*	6,574	208,987
MongoDB, Inc.*,1	3,004	91,562
Monolithic Power Systems, Inc.	3,244	394,697
MuleSoft, Inc., Class A*,1	4,674	109,325
New Relic, Inc.*	3,208	164,667
Nutanix, Inc., Class A*,1	8,553	243,761
Qorvo, Inc.*	3,448	261,393
Rapid7, Inc.*	8,003	144,694
RealPage, Inc.*	4,076	176,491
RingCentral, Inc., Class A*,1	898	37,851
Semtech Corp.*	12,329	506,105
TiVo Corp.	978	17,751
The Trade Desk, Inc., Class A*,1	420	27,686
Twilio, Inc., Class A*,1	6,397	204,384
Wix.com, Ltd. (Israel)*	3,054	213,169
Workiva, Inc.*	6,742	150,684
Xperi Corp.	4,534	104,282
Zendesk, Inc.*,1	7,463	231,353
Total Information Technology		6,782,532
Materials - 5.0%
Allegheny Technologies, Inc.*,1	16,437	413,883
CF Industries Holdings, Inc.	5,966	226,589
Forterra, Inc.*,1	10,083	50,012
Kraton Corp.*	4,829	236,766
Total Materials		927,250
Real Estate - 2.1%
Healthcare Trust of America, Inc., Class A, REIT	6,773	203,529
Physicians Realty Trust, REIT	10,725	186,400
Total Real Estate		389,929
Telecommunication Services - 0.1%
Cogent Communications Holdings, Inc.	467	25,171

	Shares	Value
Utilities - 0.7%
Portland General Electric Co.	2,731	$130,378
Total Common Stocks (Cost $13,590,443)		17,961,189

	Principal Amount
Short-Term Investments - 21.2%
Repurchase Agreements - 17.6%[2]
Citigroup Global Markets, Inc., dated 10/31/17, due 11/01/17, 1.070% total to be received $1,000,030 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.500%, 11/01/17 - 09/09/49, totaling $1,020,000)	$1,000,000	1,000,000
Daiwa Capital Markets America, dated 10/31/17, due 11/01/17, 1.080% total to be received $1,000,030 (collateralized by cash and various U.S. Government Agency Obligations, 0.000% - 6.500%, 11/02/17 - 12/01/51, totaling $1,019,771)	1,000,000	1,000,000
HSBC Securities, Inc. dated 10/31/17, due 11/01/17, 1.040% total to be received $1,000,029 (collateralized by various U.S. Government Agency Obligations, 2.500% - 8.000%, 04/01/22 - 10/01/47, totaling $1,020,005)	1,000,000	1,000,000
Jefferies LLC, dated 10/31/17, due 11/01/17, 1.140% total to be received $261,817 (collateralized by various U.S. Government Agency Obligations, 0.000% - 2.375%, 12/15/17 - 05/15/27, totaling $267,045)	261,809	261,809
Total Repurchase Agreements		3,261,809

	Shares
Other Investment Companies - 3.6%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[3]	666,730	666,730
Total Short-Term Investments (Cost $3,928,539)		3,928,539
Total Investments - 117.9% (Cost $17,518,982)		21,889,728
Other Assets, less Liabilities - (17.9)%		(3,315,954)
Net Assets - 100.0%		$18,573,774

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $3,244,706 or 17.5% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT    Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Frontier Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$17,961,189	—	—	$17,961,189
Short-Term Investments
Repurchase Agreements	—	$3,261,809	—	3,261,809
Other Investment Companies	666,730	—	—	666,730

Total Investments in Securities	$18,627,919	$3,261,809	—	$21,889,728

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers Emerging Opportunities Fund

Portfolio Manager’s Comments (unaudited)

For the fiscal year ended October 31, 2017, the AMG Managers Emerging Opportunities Fund (the “Fund”) (Class N shares) returned 35.43%, outpacing both the 29.52% return for the Russell Microcap® Index and the 27.85% return for the Russell 2000® Index.

Lord Abbett & Co. LLC

PERFORMANCE SUMMARY

For the fiscal year ended October 31, 2017, the sleeve of the Fund managed by Lord Abbett returned 41.54%, beating its benchmark, the Russell Microcap® Growth Index, which returned 25.96% over the same period.

MARKET REVIEW

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index, rising 23.63% during the period while small cap stocks, as represented by the Russell 2000® Index, were up 27.85%. The major market-moving event during the period was the presidential election in November 2016, accompanied by Republicans maintaining control of both the House of Representatives and the Senate. The election results fueled expectations for increased infrastructure and defense spending, tax reform, and decreased regulations, which contributed to a strong U.S. market rally to finish 2016. In December 2016, the Fed raised its target for short-term interest rates by 0.25%, to a range of 0.50–0.75%, and indicated that it was targeting three rate hikes in 2017. The Fed followed with 0.25% rate hikes at its March 2017 and June 2017 meetings to a 1–1.25% range. The U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging between 1.2% and 3.1% from the third quarter of 2016 to the third quarter of 2017. Despite a litany of geopolitical and environmental events, U.S. and international markets continued their steady ascent throughout 2017, propelled by positive economic growth and sentiment.

PERFORMANCE AND POSITIONING

The largest contributor to the Lord Abbett sleeve’s absolute and relative performance during the period was security selection in the health care sector. Dynavax Technologies Corp., a clinical-stage biopharmaceutical company that develops vaccines and therapeutics, contributed during the period. Shares of the biopharmaceutical company surged as investors believed it was highly likely that the Federal Drug Administration (FDA) would approve

Heplisav, Dynavax’s vaccination for hepatitis B. The sleeve’s position in Clovis Oncology, Inc., an oncological pharmaceutical company, also contributed to relative performance. Clovis Oncology’s strong performance was driven by impressive clinical trial data for its ovarian cancer drug, Rubraca.

In addition, the Lord Abbett sleeve’s holdings in the consumer discretionary sector contributed to relative performance. In particular, the Lord Abbett sleeve’s position in LGI Homes, Inc., a builder of housing developments, contributed to relative performance. LGI’s share price jumped as strong new home closings in May and better-than-expected housing data for June drove shares higher.

The largest detractor from the Lord Abbett sleeve’s relative performance during the period was security selection in the financials sector. The Lord Abbett sleeve’s position in Greenhill & Co., Inc., an independent investment bank, detracted from relative performance. Greenhill & Co.’s advisory revenues came in well below expectations during the first quarter 2017, and management attributed this to a lack of large deal closings and timing issues. An overall decline in transaction announcements was also a major headwind to Greenhill throughout the period. WisdomTree Investments, Inc., an asset management firm focused on exchange traded products, also detracted from relative performance. Shares of WisdomTree declined as competition among exchange traded products and pricing pressures from large-scale exchange-traded fund providers increased during the period.

The telecommunication services sector also detracted from the Lord Abbett sleeve’s relative performance during the period. The bidding war between Verizon and AT&T, and Verizon’s eventual acquisition of Straight Path Communications, Inc., had a disproportionate effect on the performance of the sector. The Lord Abbett sleeve did not own Straight Path Communications during the period.

Next Century Growth Investors, LLC

MARKET AND PERFORMANCE REVIEW

The year ended October 31, 2017, was a strong one for microcap growth stocks. Excluding energy, which is only about 2% of the index, every sector of the Russell Microcap® Growth Index was up at least 19% during the period. The sleeve of the Fund managed by Next Century performed well during the period, finishing up 36.64%, compared with 25.96% for the

Russell Microcap® Growth Index. Several areas contributed to the results, reflecting the diversity of the Next Century sleeve.

Performance was driven by stocks in the health care, technology & telecom, producer durables, and financial services sectors. The Next Century sleeve also benefited from having no weighting in the energy sector. The only significant detractor from relative performance was stock selection in the consumer discretionary sector.

The year did not start out well from a relative performance standpoint. In November and December the market was preoccupied with digesting Donald Trump’s surprising victory in the U.S. presidential election. Immediately following the election, groups of stocks moved dramatically in both directions. The regional bank index went up almost 30% as investors predicted less regulation and higher interest rates. There was a big rally in deep cyclicals and materials stocks on hopes that the U.S. industrial economy would do better.

On the negative side, health care and technology were largely left behind in the initial “Trump rally.” Any stock deemed to have benefited from Obamacare dropped immediately and precipitously. The market quickly decided which companies might be helped/hurt by higher interest rates. For example, financials moved up but homebuilders dropped. In general it was a dramatic rally in the slower-growing, lower-valuation parts of the small cap growth universe led by the financial and industrial sectors, while health care stocks went negative and technology went nowhere. In sum, it was a difficult few months for our style.

Relative performance began to improve almost as soon as the calendar turned in 2017. The market soon perceived that an improving economy would be good for many sectors and the rally broadened out to include technology stocks. Technology & telecom remained our largest overweight sector during the year due to strong secular growth and differentiated product offerings we are finding at small American tech companies. Health care stocks also rebounded as Obamacare repeal efforts stalled in Congress and slightly deeper analysis suggested changes would probably not wreak havoc on the health care industry anyway.

Going into the year we felt the good economy Trump was inheriting and his administration’s rhetoric and policies would be positive for growth oriented investors. We were seeing a continuation of steady

AMG Managers Emerging Opportunities Fund

Portfolio Manager’s Comments (continued)

job growth, improving wage growth, solid housing and construction fundamentals, and household wealth that was rebounding to pre-recession levels.

Consumer confidence was already strong, and with the Trump victory boosting business confidence we began adding cyclical exposure to the portfolio in late 2016. During 2017 we added several new industrial and transportation positions and moved to an overweight stance in the producer durables sector. In September we happily parted ways with Neff Corp, which was acquired by United Rentals at a nice premium. During the past year, we also added four significant financial services positions and went to an overweight stance in the financial sector for the first time in recent memory. We have found differentiated companies in the insurance and banking sectors that we believe are positioned to grow rapidly.

While our performance has more than held its own since the great recession, the Federal Reserve’s zero interest rate policy has created a major headwind for actively managed small cap growth investing since 2009. We believe faster-growing companies have become relatively undervalued during this period. The good news is that the Fed finally appears to be moving decisively to raise rates. We expect demand for “bond substitutes” and defensive stocks will wane in favor of companies that can really grow. We look forward to fully participating in this improving environment.

RBC Global Asset Management (U.S.) Inc.

MARKET OVERVIEW

Equity markets surged in the final two months of 2016 after the surprise victory of Donald Trump and the Republican sweep of Congress. Following the election results, markets quickly embraced the prospects of increased fiscal stimulus under a Trump administration as expectations of tax cuts, increased infrastructure investment, and significant deregulation contributed to record inflows of ~$30 billion into equities in the weeks following the election as well as near all-time-high withdrawals from bonds, approximately $18 billion, over the same time period. Unsurprisingly, with their outsized leverage to tax reform, deregulation, and increasing domestic infrastructure spend expectations, smaller capitalization and more economically sensitive stocks dominated market leadership during that period, which the sleeve of the Fund managed by RBC significantly benefited from.

Thus far in 2017, we’ve seen a very different story play out. While market indexes continued to register significant advances driven by increasingly strong economic data, there has been a stark shift in market leadership. The darlings of 2016 — small cap and value stocks — ceded performance leadership to large cap and growth stocks. Investors started favoring more defensive sectors and stocks with idiosyncratic growth characteristics, as Washington’s lack of clarity or action on any major pro-growth fiscal policies weighed on the more economically sensitive areas of the market.

A distinct change in market leadership occurred in the second week of September as the focus of both Washington and Wall Street turned to the possibility of a tax cut/tax reform package being passed by Congress and signed into law. The high growth, less economically sensitive sectors, such as health care and technology, which had dominated 2017 performance through the beginning of September, passed leadership on to the more economically sensitive financials, industrials, materials, and energy sectors. The portfolio responded to this change in leadership by gaining approximately +3.6% in relative performance compared to the Russell Microcap® Index in less than two months.

Micro cap stocks, as represented by the Russell Microcap® Index, had a very strong return for the year with 10 of the 11 economic sectors posting positive returns. The telecommunication services (+95.4%), information technology (+39.7%) and industrials (+37.4%) sectors were the best performing sectors in the index. The worst performing sectors included energy (-3.1%) and consumer staples (+13.3%). The portfolio has no holdings in the tiny telecom services sector, is modestly underweight information technology and energy, significantly overweight industrials, and slightly overweight to the index’s consumer staples weighting.

PERFORMANCE REVIEW

The RBC sleeve outperformed its Russell Microcap® Index benchmark by approximately +440 basis points during the year ending October 31, 2017, producing a 33.86% return compared to the 29.52% return of the index. Favorable stock selection drove returns, adding approximately +513 bps, while sector allocation decisions detracted a modest -64 bps. More specifically, the largest favorable contributors to the RBC sleeve’s relative performance were favorable stock selection and an overweight position in industrials, and favorable stock selection in both the materials and information technology sectors. Offsetting this partially was adverse stock selection and overweight in consumer discretionary, an underweight position in the telecommunication services sector, and adverse stock selection in health care.

OUTLOOK

While great uncertainty persists as to what shape tax reform may take, its timing, and even whether it gets accomplished at all, its potential has effectively redirected investors’ attention toward the more economically sensitive sectors in which the RBC sleeve is overweight. This has led to greater acknowledgement in the market of how strong and resilient the underlying economy actually is. It is now more generally appreciated that U.S. economic growth is occurring in the absence of fiscal stimulus programs such as sizable infrastructure programs and large tax cuts that had been anticipated at the beginning of the year.

This higher confidence level in the underlying economy will continue to benefit those sectors in which the portfolio is overweight. Obviously, a successful tax cut package would provide an additional boost to the portfolio on both an absolute and relative basis, as it would significantly increase after-tax earnings per share for many companies at a rate greater than the broader market. We do not believe, however, that the performance of the RBC sleeve is solely tied to the success of tax reform. The differentials in valuations and earnings growth potential under the current tax regime between the portfolio and the broader microcap market are sufficiently favorable to drive sizable future outperformance for the RBC sleeve’s holdings.

The RBC Microcap Core Equity strategy utilized to manage the sleeve focuses on neglected small and microcap companies with attractive long-term fundamentals, near-term profitability improvement potential, and low relative valuations. The strategy emphasizes market leaders with proven products or services, sustainable competitive advantages, solid balance sheets, and attractive cash flows. While sector weightings are a result of bottom-up research and stock selection, the RBC sleeve remains positioned for economic recovery with overweights to the economically sensitive industrials, consumer discretionary, and materials sectors. Downside protection is provided by the superior return on equity and balance sheet profile of the strategy compared with the index and the market leadership positions of most RBC sleeve companies.

AMG Managers Emerging Opportunities Fund

Portfolio Manager’s Comments (continued)

WEDGE Capital Management LLP

MARKET OVERVIEW

We are clearly in the back half of what we view as a very long economic cycle, which continues to be fueled by the acceleration of global profit growth, a pickup in U.S. and global manufacturing, and early signs of better capex and higher wages. In other words, this economic recovery could very well continue for the foreseeable future. The U.S. and global markets appear to be accepting of a gradual return to normalized rates and balance sheet reductions. The U.S. market also appears to be holding its own even in light of headwinds that include everything from natural disasters, to domestic terrorism, to dealing with a nasty foreign dictator. The resilience of the U.S. equity market has been truly amazing. The end of the year should bring further clarity on the ability of our elected officials to pass tax reform, which could have the greatest influence on where the market heads from here. For the year, growth continues to best value, as investors gravitate to growth when growth is not plentiful. An interesting reversal in this trend occurred in September with value outperforming, but we will have to wait to see if this is a sustainable turn. While large caps have outperformed year to date, we also saw small caps rally in September, perhaps driven by improved prospects of tax reform, which could be more beneficial to smaller firms.

PERFORMANCE AND ATTRIBUTION ANALYSIS

During the 12-month period ending October 31, 2017, the sleeve of the Fund managed by WEDGE returned 37.11%, compared to the Russell Microcap Value benchmark return of 32.17%. During the year, health care (+57.6%), transportation (+45.8%) and technology (+44.7%) were the best performing sectors in the index. Retail was the only negative performing sector down 4.5%. Positive stock selection continues to be the prominent driver to the WEDGE sleeve’s outperformance relative to benchmark. Most of the outperformance during the 12 months was concentrated in the finance, materials and consumer durables sectors, where positive stock selection added value. Weaker stock selection in the technology sector was the primary detractor.

POSITIONING AND OUTLOOK

We largely maintain a sector neutral position to our internal benchmark, with limited exceptions. We want the majority of our added value to be in stock selection, not sector rotation. The WEDGE sleeve is well diversified with portfolio risk in line with the benchmark. We will remain focused on searching for high-quality companies, with earnings growth potential, that may be temporarily out of favor.

With all the noise, we will remain disciplined and take advantage of any market volatility and temporary dislocations to plant the seeds for future investment returns and exercise patience, which has served our clients well over time.

This commentary reflects the viewpoints of the portfolio managers: Lord, Abbett & Co. LLC, Next Century Growth Investors, LLC, WEDGE Capital Management L.L.P. and RBC Global Asset Management (U.S.) Inc. as of October 31, 2017, and is not intended as a forecast or guarantee of future results. Each commentary references how the subadvisor manages its respective sleeve of the AMG Managers Emerging Opportunities Fund.

AMG Managers Emerging Opportunities Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Emerging Opportunities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N (formerly Class S) shares on October 31, 2007, to a $10,000 investment made in the Russell Microcap® Index and the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Emerging Opportunities Fund and the Russell Microcap® Index and the Russell 2000® Index for the same time periods ended October 31, 2017.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG Managers Emerging Opportunities Fund2,[3,4,5]
Class N6	35.43%	16.09%	8.05%	13.12%	06/30/94
Class I	35.80%	16.37%	—	18.26%	10/01/11
Russell Microcap® Index[7]	29.52%	14.57%	6.48%	7.44%	06/01/05
Russell 2000® Index[8]	27.85%	14.49%	7.63%	9.64%	06/30/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings histories, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.
[4]	Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
[5]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[6]	Effective February 27, 2017, Class S was renamed Class N.
[7]	The Russell Microcap® Index tracks the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the Russell Microcap® Index is unmanaged, is not available for investment, and does not incur expenses
[8]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Emerging Opportunities Fund

Fund Snapshots (unaudited)

October 31, 2017

PORTFOLIO BREAKDOWN

	% of Net
Sector	Assets
Industrials	19.0
Information Technology	17.2
Financials	17.1
Health Care	15.5
Consumer Discretionary	14.3
Materials	4.7
Consumer Staples	2.6
Energy	2.6
Real Estate	1.7
Telecommunication Services	0.8
Utilities	0.5
Exchange Traded Funds	0.0	#
Other Assets Less Liabilities	4.0

#	Less than 0.05%.

TOP TEN HOLDINGS

% of Net
Security Name	Assets
Patrick Industries, Inc.	2.0
Columbus McKinnon Corp.	1.5
LGI Homes, Inc.	1.3
iRhythm Technologies, Inc.	1.3
Novanta, Inc.	1.2
Five9, Inc.	1.2
Universal Electronics, Inc.	1.2
NV5 Global, Inc.	1.2
Malibu Boats, Inc., Class A	1.2
NN, Inc.	1.1

Top Ten as a Group	13.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments

October 31, 2017

	Shares	Value
Common Stocks - 96.0%
Consumer Discretionary - 14.3%
American Outdoor Brands Corp.*,1	24,578	$352,203
At Home Group, Inc.*,1	17,574	360,267
Barnes & Noble Education, Inc.*	8,600	46,870
Cavco Industries, Inc.*	1,993	312,702
Century Casinos, Inc.*	11,900	98,175
Century Communities, Inc.*	2,262	64,580
Chegg, Inc.*	55,943	867,676
Citi Trends, Inc.	18,000	391,680
Culp, Inc.	5,700	180,690
Del Taco Restaurants, Inc.*	36,925	468,578
Delta Apparel, Inc.*	45,090	943,734
Destination Maternity Corp.*	14,270	33,106
Destination XL Group, Inc.*	160,546	321,092
Fox Factory Holding Corp.*,1	8,739	371,844
Grand Canyon Education, Inc.*	15,730	1,407,992
Gray Television, Inc.*,1	44,810	697,692
Haverty Furniture Cos., Inc.	11,750	280,238
J Alexander’s Holdings, Inc.*	19,000	199,500
Johnson Outdoors, Inc., Class A	1,425	107,174
Kirkland’s, Inc. *	16,700	195,390
Kona Grill, Inc.*	9,800	32,830
Lakeland Industries, Inc.*	29,940	474,549
LGI Homes, Inc.*	37,150	2,241,259
Libbey, Inc.	25,030	171,205
Lifetime Brands, Inc.	15,000	279,750
Malibu Boats, Inc., Class A*	63,015	1,966,068
The Marcus Corp.	14,625	397,069
Marine Products Corp.	14,800	212,676
MarineMax, Inc.*	31,697	587,979
MCBC Holdings, Inc.*	9,700	221,839
Monarch Casino & Resort, Inc.*	7,500	334,575
Motorcar Parts of America, Inc.*	10,320	298,351
Overstock.com, Inc.*,1	6,187	283,983
Potbelly Corp.*,1	22,800	274,740
Reading International, Inc., Class A*	12,200	190,930
Red Robin Gourmet Burgers, Inc.*,1	3,620	247,608
RISE Education Cayman, Ltd., ADR (China)*,1	23,383	330,636
Rocky Brands, Inc.	5,725	104,768
Ruth’s Hospitality Group, Inc.	21,100	445,210
Salem Media Group, Inc.	69,881	447,238

	Shares	Value
Shoe Carnival, Inc.[1]	23,600	$442,972
SodaStream International, Ltd. (Israel)*	12,837	817,332
Spartan Motors, Inc.	13,400	216,410
Stoneridge, Inc.*	18,300	416,142
Superior Uniform Group, Inc.	26,480	621,486
Tandy Leather Factory, Inc.*	67,200	527,520
Tilly’s, Inc., Class A	24,200	288,222
Tower International, Inc.	14,700	446,880
Unifi, Inc.*	8,200	312,010
Universal Electronics, Inc.*	34,517	2,071,020
William Lyon Homes, Class A*	13,924	386,391
ZAGG, Inc.*	61,818	967,452
Total Consumer Discretionary		24,758,283
Consumer Staples - 2.6%
Calavo Growers, Inc.[1]	3,471	255,813
The Chefs’ Warehouse, Inc.*,1	29,544	589,403
Craft Brew Alliance, Inc.*	23,100	421,575
John B Sanfilippo & Son, Inc.	10,820	636,757
Landec Corp.*	47,530	629,772
Limoneira Co.[1]	8,700	203,145
Medifast, Inc.	6,700	418,080
MGP Ingredients, Inc.[1]	14,425	980,323
Primo Water Corp.*,1	37,827	416,475
Total Consumer Staples		4,551,343
Energy - 2.6%
Callon Petroleum Co.*,1	71,460	792,491
Dawson Geophysical Co.*	67,746	299,437
Era Group, Inc.*	17,100	183,996
GasLog, Ltd. (Monaco)[1]	28,485	491,366
Gulf Island Fabrication, Inc.	32,891	432,517
Gulfport Energy Corp.*	24,440	334,828
Natural Gas Services Group, Inc.*	13,900	386,420
RigNet, Inc.*	5,500	95,975
Ring Energy, Inc.*	76,176	975,815
Solaris Oilfield Infrastructure, Inc., Class A*	31,702	505,964
Total Energy		4,498,809
Financials - 17.1%
American National Bankshares, Inc.	5,700	223,155
AMERISAFE, Inc.	21,910	1,417,577
Arrow Financial Corp.[1]	7,833	276,505
Atlas Financial Holdings, Inc.*	21,930	433,117
BankFinancial Corp.	12,200	193,248

The accompanying notes are an integral part of these financial statements.

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 17.1% (continued)
Blue Capital Reinsurance Holdings, Ltd. (Bermuda)	18,500	$245,125
Bridge Bancorp, Inc.	10,277	364,834
Bryn Mawr Bank Corp.[1]	9,451	414,426
Byline Bancorp, Inc.*	60,307	1,209,155
CenterState Banks, Inc.	38,093	1,014,798
Charter Financial Corp.	6,100	116,937
CoBiz Financial, Inc.	37,080	757,915
Community Bankers Trust Corp.*	11,200	96,880
Compass Diversified Holdings, MLP[1]	113,160	1,940,694
Diamond Hill Investment Group, Inc.	1,400	296,702
Enova International, Inc.*	18,500	274,725
Entegra Financial Corp.*,1	8,100	220,725
Farmers Capital Bank Corp.	2,800	116,480
Federal Agricultural Mortgage Corp., Class C	5,300	393,472
Federated National Holding Co.	28,300	434,122
First Bancorp	28,570	1,048,519
First Community Bancshares, Inc.	7,600	227,012
First Connecticut Bancorp, Inc.	11,700	308,880
First Defiance Financial Corp.	9,000	487,800
First Financial Corp.	7,900	375,250
Flushing Financial Corp.	13,050	391,239
FS Bancorp, Inc.[1]	2,000	108,560
German American Bancorp, Inc.	25,305	910,474
Greenhill & Co., Inc.	9,619	176,028
Hallmark Financial Services, Inc.*	7,900	91,561
Hamilton Lane, Inc., Class A	14,126	388,324
HCI Group, Inc.	4,100	153,586
Heritage Commerce Corp.	25,125	386,423
Heritage Financial Corp.	34,257	1,044,838
Home Bancorp, Inc.	4,500	192,780
HomeTrust Bancshares, Inc.*	16,100	422,625
Independent Bank Corp.	21,800	490,500
Kingstone Cos., Inc.	33,120	536,544
Kinsale Capital Group, Inc.	22,978	996,786
Live Oak Bancshares, Inc.	15,541	368,322
Marlin Business Services Corp.	7,500	164,250
Mercantile Bank Corp.	24,620	888,782
Meta Financial Group, Inc.	4,698	409,900
NMI Holdings, Inc., Class A*	65,320	950,406
Northeast Bancorp	14,800	381,100
Northrim BanCorp, Inc.	23,876	775,970

	Shares	Value
Old Second Bancorp, Inc.	23,300	$319,210
Orrstown Financial Services, Inc.[1]	4,000	102,000
Pacific Premier Bancorp, Inc.*	40,620	1,641,048
People’s Utah Bancorp	7,000	217,700
Piper Jaffray Cos.	4,922	359,798
Preferred Bank	24,930	1,538,929
Regional Management Corp.*	17,500	432,075
State Bank Financial Corp.	15,400	445,214
TriState Capital Holdings, Inc.*	11,100	251,415
Triumph Bancorp, Inc.*	16,400	508,400
United Community Financial Corp.	21,900	202,137
Waterstone Financial, Inc.	19,400	372,480
Total Financials		29,507,457
Health Care - 15.5%
Acceleron Pharma, Inc.*	6,064	236,496
Achaogen, Inc.*,1	30,672	390,148
Addus HomeCare Corp.*	7,400	266,400
Ascendis Pharma A/S, ADR (Denmark)*,1	19,419	659,858
AtriCure, Inc.*	23,010	493,334
AxoGen, Inc.*,1	58,615	1,204,538
Blueprint Medicines Corp.*	6,720	446,342
Calithera Biosciences, Inc.*	45,488	732,357
CareDx, Inc.*	102,544	599,882
CryoLife, Inc.*	12,941	251,702
Deciphera Pharmaceuticals, Inc.*	21,290	408,555
Dynavax Technologies Corp.*,1	43,828	964,216
Enzo Biochem, Inc.*	20,900	205,865
Epizyme, Inc.*,1	45,806	764,960
Esperion Therapeutics *,1	17,743	811,565
Exactech, Inc.*	14,000	585,900
Five Prime Therapeutics, Inc.*	10,924	490,051
Foundation Medicine, Inc.*	10,850	488,250
Glaukos Corp.*,1	6,624	233,893
Global Blood Therapeutics, Inc.*,1	9,867	392,707
Heska Corp.*	2,000	195,000
Immunomedics, Inc.*	76,958	824,990
Intersect ENT, Inc.*,1	27,809	824,537
Invacare Corp.	27,490	426,095
iRhythm Technologies, Inc.*,1	43,940	2,238,743
K2M Group Holdings, Inc.*	1,385	27,271
Lantheus Holdings, Inc.*	23,000	457,700
LeMaitre Vascular, Inc.[1]	11,800	377,718

The accompanying notes are an integral part of these financial statements.

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 15.5% (continued)
Loxo Oncology, Inc.*,1	2,901	$249,950
Madrigal Pharmaceuticals, Inc.*	7,900	394,921
MyoKardia, Inc.*,1	17,631	677,912
National Research Corp., Class A	3,900	146,445
NeoGenomics, Inc.*	89,723	777,898
Optinose, Inc.*	16,004	322,641
OraSure Technologies, Inc.*	15,901	314,045
OrthoPediatrics Corp.*	18,180	331,967
Pacific Biosciences of California, Inc.*,1	61,413	259,777
PetIQ, Inc.*	30,327	729,668
The Providence Service Corp.*	8,100	450,360
Repligen Corp.*,1	5,163	192,064
RTI Surgical, Inc.*	72,300	325,350
Sientra, Inc.*	29,389	430,843
Simulations Plus, Inc.	13,500	220,050
Spark Therapeutics, Inc.*,1	2,698	218,268
Surmodics, Inc.*	11,030	328,142
Tabula Rasa HealthCare, Inc.*	10,328	298,273
Tactile Systems Technology, Inc.*,1	52,753	1,513,483
Tivity Health, Inc.*	5,791	267,834
US Physical Therapy, Inc.	11,716	796,102
Utah Medical Products, Inc.	1,500	113,100
ViewRay, Inc.*	102,476	706,060
Vocera Communications, Inc.*	12,637	356,616
Xencor, Inc.*	19,593	387,549
Total Health Care		26,808,391
Industrials - 19.0%
ACCO Brands Corp.*	103,633	1,352,411
Aerovironment, Inc.*,1	8,697	444,939
Air Transport Services Group, Inc.*	33,898	820,332
Allied Motion Technologies, Inc.	7,900	224,360
ArcBest Corp.	13,200	430,320
ASV Holdings, Inc.*	60,821	484,135
AZZ, Inc.	17,770	849,406
Blue Bird Corp.*	15,432	318,671
Broadwind Energy, Inc.*	59,310	163,399
Builders FirstSource, Inc.*	12,972	233,755
Casella Waste Systems, Inc., Class A*	38,407	708,993
Columbus McKinnon Corp.	65,420	2,588,015
Commercial Vehicle Group, Inc.*	30,800	250,096
Covenant Transportation Group, Inc., Class A*,1	46,552	1,382,594
CRA International, Inc.	10,650	450,069

	Shares	Value
Ducommun, Inc.*	33,280	$1,097,242
Echo Global Logistics, Inc.*	21,265	511,423
Ennis, Inc.	46,790	942,818
Gencor Industries, Inc.*	19,703	356,624
Global Brass & Copper Holdings, Inc.	12,000	420,000
The Goldfield Corp.*	95,701	550,281
GP Strategies Corp.*	1,200	34,860
The Greenbrier Cos., Inc.[1]	19,197	1,002,083
Heidrick & Struggles International, Inc.	11,403	283,365
Heritage-Crystal Clean, Inc.*	19,900	389,045
Hudson Technologies, Inc.*,1	115,310	682,635
Hurco Cos., Inc.	2,700	120,825
InnerWorkings, Inc.*	23,810	259,053
Insteel Industries, Inc.[1]	29,620	756,791
Interface, Inc.	15,020	342,456
Kadant, Inc.	2,000	227,200
Limbach Holdings, Inc.*	34,749	486,486
Lydall, Inc.*	16,312	942,834
Manitex International, Inc.*,1	66,873	607,207
Marten Transport, Ltd.	37,039	727,816
NN, Inc.	66,053	1,951,866
NV5 Global, Inc.*,1	34,464	2,002,358
Old Dominion Freight Line, Inc.	2,045	247,711
Orion Group Holdings, Inc.*	42,800	308,160
Patrick Industries, Inc.*	37,709	3,506,937
PGT Innovations, Inc.*	41,840	589,944
Radiant Logistics, Inc.*	69,220	337,794
Sterling Construction Co., Inc.*,1	19,400	346,290
Sun Hydraulics Corp.	810	46,599
Titan International, Inc.	28,407	276,684
TPI Composites, Inc.*	30,271	758,289
Universal Logistics Holdings, Inc.	5,000	108,000
Vectrus, Inc.*	15,400	469,854
Willdan Group, Inc.*,1	10,781	324,077
YRC Worldwide, Inc.*	17,600	237,072
Total Industrials		32,954,174
Information Technology - 17.2%
8x8, Inc.*	14,350	191,573
Alarm.com Holdings, Inc.*,1	5,095	237,835
Alpha & Omega Semiconductor, Ltd.*	11,200	206,416
Alteryx, Inc., Class A*	22,958	518,621
American Software, Inc., Class A	27,550	341,895
Appfolio, Inc., Class A*	7,672	352,145

The accompanying notes are an integral part of these financial statements.

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 17.2% (continued)
Appian Corp.*,1	32,884	$759,620
Apptio, Inc., Class A*	9,805	237,771
Aspen Technology, Inc.*	4,170	269,048
Bel Fuse, Inc., Class B	9,200	297,620
Calix, Inc.*,1	40,400	222,200
Care.com, Inc.*	70,773	1,087,781
CEVA, Inc.*	16,275	786,082
CommerceHub, Inc.*,1	14,883	332,337
Comtech Telecommunications Corp.	10,500	225,855
Control4 Corp.*	39,366	1,159,329
CTS Corp.	17,300	470,560
CYREN, Ltd. (Israel)*	41,480	74,664
Digi International, Inc.*	29,683	308,703
Everbridge, Inc.*	72,998	1,944,667
Everi Holdings, Inc.*	13,100	108,599
Five9, Inc.*,1	82,528	2,082,181
Glu Mobile, Inc.*	86,430	346,584
The Hackett Group, Inc.	25,400	392,176
Impinj, Inc.*,1	7,298	249,154
Information Services Group, Inc.*	48,600	198,288
Instructure, Inc.*,1	28,174	980,455
Materialise N.V., ADR (Belgium)*	20,291	315,119
Mesa Laboratories, Inc.[1]	2,327	371,040
Mimecast, Ltd.*	17,153	545,294
MINDBODY, Inc., Class A*	16,193	522,224
Mitek Systems, Inc.*,1	137,980	1,228,022
MongoDB, Inc.*,1	5,491	167,366
Nanometrics, Inc.*	6,500	183,755
Napco Security Technologies, Inc.*,1	9,500	96,425
Novanta, Inc.*	46,110	2,181,003
NVE Corp.	5,000	425,400
PC Connection, Inc.	24,146	651,942
Points International, Ltd. (Canada)*	9,700	110,483
PROS Holdings, Inc.*	12,323	278,377
QAD, Inc., Class A	9,400	347,800
Quotient Technology, Inc.*	46,267	724,079
Sapiens International Corp. N.V. (Israel)*,1	66,070	922,998
Talend, S.A., ADR (France)*	41,807	1,731,228

	Shares	Value
TechTarget, Inc.*	76,521	$953,452
TESSCO Technologies, Inc.	53,460	855,360
Tyler Technologies, Inc.*	5,740	1,017,645
Unisys Corp.*,1	21,400	187,250
USA Technologies, Inc.*,1	162,449	1,031,551
Varonis Systems, Inc.*	225	9,810
Vishay Precision Group, Inc.*	11,180	274,469
Xplore Technologies Corp.*	54,972	177,010
Total Information Technology		29,691,261
Materials - 4.7%
Ampco-Pittsburgh Corp.	13,900	230,045
Ferro Corp.*	9,705	231,173
FutureFuel Corp.	25,480	386,786
Haynes International, Inc.	6,500	231,920
Koppers Holdings, Inc.*	22,815	1,107,668
Materion Corp.	10,125	519,919
Myers Industries, Inc.	18,300	395,280
OMNOVA Solutions, Inc.*	146,281	1,616,405
Ryerson Holding Corp.*	47,668	419,479
Universal Stainless & Alloy Products, Inc.*	72,813	1,492,667
US Concrete, Inc.*,1	18,280	1,429,496
Total Materials		8,060,838
Real Estate - 1.7%
CatchMark Timber Trust, Inc., Class A, REIT	16,400	209,920
Community Healthcare Trust, Inc., REIT	42,470	1,164,952
Gramercy Property Trust, REIT	6,948	206,356
LaSalle Hotel Properties, REIT	9,750	275,047
NexPoint Residential Trust, Inc., REIT	14,659	348,151
UMH Properties, Inc., REIT	21,200	316,728
Whitestone, REIT	30,300	404,808
Total Real Estate		2,925,962
Telecommunication Services - 0.8%
Boingo Wireless, Inc.*	58,031	1,356,765
Utilities - 0.5%
Middlesex Water Co.	4,600	200,008
Unitil Corp.	12,610	655,720
Total Utilities		855,728
Total Common Stocks (Cost $109,748,989)		165,969,011

The accompanying notes are an integral part of these financial statements.

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Exchange Traded Funds - 0.0%#
SPDR S&P Regional Banking ETF[1] (Cost $ 10,621)	550	$31,410

	Principal Amount
Short-Term Investments - 13.7%
Repurchase Agreements - 9.6%[2]
Bank of Montreal, dated 10/31/17, due 11/01/17, 1.050% total to be received $826,143 (collateralized by various U.S. Government Agency Obligations, 0.375% - 3.000%, 05/31/21 - 02/15/47, totaling $842,643)	$826,119	826,119
Citigroup Global Markets, Inc., dated 10/31/17, due 11/01/17, 1.070% total to be received $3,926,494 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.500%, 11/01/17 - 09/09/49, totaling $4,004,904)	3,926,377	3,926,377
Daiwa Capital Markets America, dated 10/31/17, due 11/01/17, 1.080% total to be received $3,926,495 (collateralized by cash and various U.S. Government Agency Obligations, 0.000% - 6.500%, 11/02/17 - 12/01/51, totaling $4,004,007)	3,926,377	3,926,377

	Principal Amount	Value
HSBC Securities, Inc. dated 10/31/17, due 11/01/17, 1.040% total to be received $3,926,490 (collateralized by various U.S. Government Agency Obligations, 2.500% - 8.000%, 04/01/22 - 10/01/47, totaling $4,004,924)	$3,926,377	$3,926,377
Nomura Securities International, Inc., dated 10/31/17, due 11/01/17, 1.060% total to be received $3,926,493 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.250%, 11/30/17 - 09/09/49, totaling $4,004,905)	3,926,377	3,926,377
Total Repurchase Agreements		16,531,627

	Shares
Other Investment Companies - 4.1%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.93%[3]	7,136,192	7,136,192
Total Short-Term Investments (Cost $23,667,819)		23,667,819
Total Investments - 109.7% (Cost $133,427,429)		189,668,240
Other Assets, less Liabilities - (9.7)%		(16,778,695)
Net Assets - 100.0%		$172,889,545

#	Less than 0.05%.
*	Non-income producing security.
[1]	Some or all of these securities, amounting to $16,280,531 or 9.4% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR    American Depositary Receipt

ETF      Exchange Traded Fund

MLP     Master Limited Partnership

REIT     Real Estate Investment Trust

S&P      Standard & Poor’s

SPDR    Standard & Poor’s Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$165,969,011	—	—	$165,969,011
Exchange Traded Funds	31,410	—	—	31,410
Short-Term Investments
Repurchase Agreements	—	$16,531,627	—	16,531,627
Other Investment Companies	7,136,192	—	—	7,136,192

Total Investments in Securities	$173,136,613	$16,531,627	—	$189,668,240

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers CenterSquare Real Estate Fund

Portfolio Manager’s Comments (unaudited)

AMG Managers CenterSquare Real Estate Fund seeks a combination of income and long-term capital appreciation by investing in stocks of companies that are principally engaged in owning and operating commercial real estate properties for the benefit of their investors, including real estate investment trusts (REITs). AMG Funds LLC utilizes an independent subadvisor, CenterSquare Investment Management, Inc. (CenterSquare), to manage the assets of this Fund.

THE SUBADVISOR

CenterSquare Investment Management, Inc.

The investment team at CenterSquare believes real estate securities play an important role in a multi-asset class investment portfolio.

CenterSquare’s investment strategy recognizes that real estate securities are not simply stocks or real estate. They are hybrid financial investments that must be valued on the basis of a number of meaningful factors, only one of which is the value of the firm’s property portfolio. To accurately assess the relative value of a REIT, CenterSquare takes into account critical business and market factors, such as the company’s capitalization, its position within public capital markets and the quality of the management team.

CenterSquare believes that investment success is the result of the company’s ability to provide a consistently accurate answer to the question at the heart of its investment strategy: which REITs do they believe will generate the highest risk-adjusted returns? CenterSquare believes that a diversified fund with a value orientation will result in strong risk-adjusted returns.

CenterSquare employs a value-oriented investment process with two distinct and complementary components: bottom-up real estate research and the company’s proprietary Relative Value Model (RVM) securities valuation process, which was designed to provide a uniform basis for evaluating the validity of a security’s trading price. Combining real estate research and the RVM process has been central to CenterSquare’s track record of delivering strong returns without incurring high levels of risk.

THE YEAR IN REVIEW

For the 12 months ending October 31, 2017, the AMG Managers CenterSquare Real Estate Fund (the “Fund”) (Class N) returned 4.75%, compared with 3.94% for its benchmark, the Dow Jones U.S. Select REIT Index. During the same period, the S&P 500® Index returned 23.63%.

The U.S. REIT market was range-bound during the year ended October 31, 2017, as investor sentiment was affected by a shifting short-term outlook for the U.S. Federal Reserve’s interest rate policy and as the prospect of faster future economic growth attracted capital to other, less defensive investment alternatives.

The Fund outperformed the Dow Jones U.S. Select REIT Index over the period. The Fund’s relative performance benefitted from strong selection within alternative housing, hotels and office infill sectors. Sector allocations also had a positive contribution, led by an overweight to data center and underweight to regional mall.

Throughout the year, there was wide dispersion in performance between property sectors. Property sector performance was led by the data center, hotel and industrial sectors, which generated total returns of 36.92%, 27.19% and 23.55%, respectively. Underperforming sectors were shopping centers, regional malls and healthcare, which posted negative total returns of 19.40%, 16.51% and 2.54%, respectively. Property types with a secular growth theme, including data centers, industrial or single-family residential fared the best during the period. Property types with long-lease durations which are unable to immediately benefit from faster economic growth, such as healthcare, and sectors with a negative secular trend, like retail, performed poorly.

OUTLOOK

The global economic environment is one of uncertain growth and low interest rates. Late in the month, components of the Republican tax plan were unveiled. The hope is that lower tax rates will bolster economic growth, although coming to an agreement on the most comprehensive overhaul of the tax code in decades will not be easy. The forthcoming debate about tax reform is certain to dominate the headlines in the coming months. Irrespective of the global economy or Washington politics, real estate fundamentals are favorable. Occupancy levels are high and cash flow growth is stable. We believe capital is available and attractively priced. Valuations are sensible. Dividends are growing. The real estate market has entered a more complex phase, but the cycle is not over in our view. New construction has begun to slowly increase after years of very constrained building, but remains modest outside of a handful of very specific markets.

The views expressed represent the opinions of CenterSquare Investment Management, Inc. as of October 31, 2017 and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG Managers CenterSquare Real Estate Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers CenterSquare Real Estate Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N (formerly Class S) shares on October 31, 2007, to a $10,000 investment made in the Dow Jones U.S. Select REIT Index and S&P 500 Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers CenterSquare Real Estate Fund and the Dow Jones U.S. Select REIT Index and S&P 500 Index for the same time periods ended October 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers CenterSquare Real Estate Fund[2,3,4,5,6]
Class N7	4.75%	9.59%	6.39%	8.88%	12/31/97
Class I	—	—	—	(1.30%)	02/24/17
Class Z	—	—	—	(1.27%)	02/24/17
Dow Jones U.S. Select REIT Index[8]	3.94%	9.12%	5.08%	9.08%	12/31/97	†
S&P 500® Index[9]	23.63%	15.18%	7.51%	7.03%	12/31/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[4]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[5]	Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
[6]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[7]	Effective February 27, 2017, Class S was renamed Class N.
[8]	The Dow Jones U.S. Select REIT Index measures U.S. publicly traded real estate investment trusts. Unlike the Fund, the Dow Jones U.S. Select REIT Index is unmanaged, is not available for investment, and does not incur expenses.
[9]	The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

The Dow Jones U.S. Select REIT Index is proprietary data of Standard & Poor’s Dow Jones Indices LLC, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers CenterSquare Real Estate Fund

Fund Snapshots (unaudited)

October 31, 2017

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Apartments	20.3
Office Property	16.3
Regional Malls	11.2
Hotels	10.3
Health Care	9.6
Warehouse/Industrials	9.3
Diversified	8.7
Shopping Centers	7.4
Storage	7.2

Other Assets Less Liabilities	(0.3)

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Simon Property Group, Inc.	7.2
Prologis, Inc.	6.3
AvalonBay Communities, Inc.	5.9
CubeSmart	4.3
Boston Properties, Inc.	3.7
Essex Property Trust, Inc.	3.5
HCP, Inc.	3.2
UDR, Inc.	3.1
Starwood Waypoint Homes	3.0
Host Hotels & Resorts, Inc.	2.9

Top Ten as a Group	43.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers CenterSquare Real Estate Fund

Schedule of Portfolio Investments

October 31, 2017

	Shares	Value
REITS - 100.3%
Apartments - 20.3%
American Homes 4 Rent, Class A	228,390	$4,860,139
Apartment Investment & Management Co.,
Class A	100,616	4,425,092
AvalonBay Communities, Inc.	97,830	17,739,514
Camden Property Trust	58,690	5,354,875
Essex Property Trust, Inc.	40,690	10,678,277
Starwood Waypoint Homes	244,700	8,885,057
UDR, Inc.	242,180	9,394,162
Total Apartments		61,337,116
Diversified - 8.7%
Corporate Office Properties Trust	117,810	3,761,673
Digital Realty Trust, Inc.	9,880	1,170,187
Duke Realty Corp.	249,130	7,095,223
Equinix, Inc.	12,165	5,638,478
STAG Industrial, Inc.	105,880	2,890,524
Vornado Realty Trust	75,370	5,642,198
Total Diversified		26,198,283
Health Care - 9.6%
HCP, Inc.	368,160	9,513,254
Healthcare Trust of America, Inc., Class A	216,135	6,494,857
Medical Properties Trust, Inc.	149,540	1,978,414
Ventas, Inc.	48,130	3,020,158
Welltower, Inc.	120,890	8,094,794
Total Health Care		29,101,477
Hotels - 10.3%
Chesapeake Lodging Trust	85,214	2,377,471
Hilton Worldwide Holdings, Inc.	72,300	5,225,844
Host Hotels & Resorts, Inc.	449,310	8,788,503
LaSalle Hotel Properties	171,260	4,831,245
Sun Communities, Inc.	70,530	6,366,038
Sunstone Hotel Investors, Inc.	205,560	3,354,739
Total Hotels		30,943,840
Office Property - 16.3%
Alexandria Real Estate Equities, Inc.	68,660	8,511,094
Boston Properties, Inc.	92,860	11,252,775
Columbia Property Trust, Inc.	127,910	2,824,253
Douglas Emmett, Inc.	155,390	6,182,968
Highwoods Properties, Inc.	69,630	3,554,611

*	Non-income producing security.

	Shares	Value
Hudson Pacific Properties, Inc.	95,090	$3,215,944
JBG SMITH Properties*	109,150	3,406,571
Kilroy Realty Corp.	83,051	5,915,723
Mack-Cali Realty Corp.	189,470	4,314,232
Total Office Property		49,178,171
Regional Malls - 11.2%
GGP, Inc.	422,240	8,216,790
The Macerich Co.	66,080	3,607,968
Simon Property Group, Inc.	140,590	21,837,845
Total Regional Malls		33,662,603
Shopping Centers - 7.4%
DDR Corp.	286,060	2,194,080
Federal Realty Investment Trust	24,980	3,010,590
Kimco Realty Corp.	203,750	3,700,100
Regency Centers Corp.	115,208	7,091,052
Urban Edge Properties	162,110	3,803,101
Weingarten Realty Investors	79,120	2,409,204
Total Shopping Centers		22,208,127
Storage - 7.2%
CubeSmart	476,205	12,962,300
Extra Space Storage, Inc.	38,670	3,155,085
Public Storage	27,530	5,705,593
Total Storage		21,822,978
Warehouse/Industrials - 9.3%
CyrusOne, Inc.	88,840	5,453,887
DCT Industrial Trust, Inc.	62,840	3,645,977
Prologis, Inc.	294,590	19,024,622
Total Warehouse/Industrials		28,124,486
Total REITS (Cost $306,409,739)		302,577,081
Short-Term Investments - 0.2%
Other Investment Companies - 0.2%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.93%[1]	575,665	575,665
Total Short-Term Investments (Cost $575,665)		575,665
Total Investments - 100.5% (Cost $306,985,404)		303,152,746
Other Assets, less Liabilities - (0.5)%		(1,423,152)
Net Assets - 100.0%		$301,729,594

[1]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

AMG Managers CenterSquare Real Estate Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
REITS†	$302,577,081	—	—	$302,577,081
Short-Term Investments	575,665	—	—	575,665

Total Investments in Securities	$303,152,746	—	—	$303,152,746

†	All REITs held in the Fund are Level 1 securities. For a detailed breakout of REITs by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the 12 months ending October 31, 2017, the AMG GW&K Core Bond Fund (Class I) (the “Fund”) returned 0.91%, compared to the return of 0.90% for the Bloomberg Barclays U.S. Aggregate Bond Index® (the Index).

Fixed income markets experienced a stark departure from the status quo to finish 2016. The unexpected outcome of the U.S. election, OPEC’s decision to cut crude production, and hawkish commentary from the U.S. Federal Reserve (the Fed) prompted a major reappraisal of the narrative that dominated trading through the first three quarters of the year. All at once, long-held assumptions about growth, inflation, taxes, and regulation were called into question and investors responded by sending interest rates sharply higher. Notably, this dramatic move simply brought rates back to approximately where they began the year, suggesting more of a return to normal than an outright panic. The taxable bond market saw its worst quarterly performance in more than 35 years, with the Index posting a return of (2.98)%.

At the start of 2017, fixed income markets were surprisingly quiet despite all of the headlines, as rapidly shifting fiscal and monetary policy narratives limited major moves in either direction. General improvement in the overall economy coupled with gradually increasing inflationary pressures prompted the Fed to raise interest rates for the second time since the election. But this move was accompanied by unexpectedly dovish forward guidance that significantly muted the effects of the hike itself. Similarly, ambitious policy goals from the early days of the Trump administration provided a boost to risk markets on expectations of deregulation, tax reform, and infrastructure spending. But Congress’s failure to repeal the Affordable Care Act led to a stark reappraisal of the potential timing and success of future legislative efforts.

The second quarter saw strong returns, with markets benefiting from both lower interest rates and tighter spreads. The continued unwinding of the reflation trade was the most significant driver, as skepticism surrounding the stimulative effect of any legislation out of Washington weighed on growth and inflation expectations. Meanwhile, credit investors chose instead to focus on robust corporate earnings and an improving global economy, largely shrugging off news out of Washington and major geopolitical headlines (terrorist attacks, missile launches, crude oil prices). Interest rate volatility fell to its lowest level in years, leading some to wonder whether investors are becoming too complacent (the last time it was this low was in 2013 — a month before the Taper Tantrum); others point to the resilience of risk markets and the lack of negative catalysts on the horizon.

Amid a combination of rising geopolitical tensions, policy uncertainty, and the expected start to the unwinding of the Fed balance sheet, the fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a positive return in the third quarter of 2017. The first two months of the quarter were characterized by persistently weak inflation data, record shattering hurricanes, and provocative saber-rattling from North Korea that drove 10-year U.S. Treasury Note interest rates to their lows of the year. September brought renewed optimism on tax reform, a more hawkish sounding Fed, and the long-expected announcement regarding the tapering of the Fed’s balance sheet. Interest rates quickly reversed course leaving the 10-year Treasury essentially unchanged for the quarter. The market, once optimistically pricing in less than a 30% chance of a hike before year-end, promptly boosted those odds to a closer certainty of 70%.

Interest rates rose in October, particularly at the short end, driven by the passage of a congressional budget resolution, more encouraging economic data and uncertainty over who would be nominated as the next Fed Chair. Meanwhile, the economy expanded at a 3% rate in the third quarter and is enjoying its fastest six-month stretch of growth since 20141. For the month, the yield on two, five, ten and thirty year Treasuries rose 12 bps, 8 bps, 5 bps and 2 bps, respectively. Corporates outperformed the broad market and Treasuries in October, a theme that has been in place throughout the year.

A key driver of returns was the Fund’s overweight to investment grade corporates, which have outperformed the Index. Security selection within the investment grade bucket detracted, especially in consumer cyclicals and basic industry. Selection within real estate investment trusts (REITs), capital goods, and communications was positive. Our underweight to Treasuries helped, so our overweight to corporates at the expense of Treasuries was a net contributor. We were generally equal weight mortgage-backed securities (MBS), thus our allocation decision had minimal impact. Our MBS selection underperformed given our preference for shorter duration seasoned mortgage pools. These pools generally have outperformed in times of rising rates, but are lower yielding than new issue pools and don’t typically benefit as much from tighter nominal spreads caused by lower volatility which we have seen year to date in 2017. We overweighed taxable municipal bonds, a sector that has outperformed the Index, and where we have benefited from good security selection. For the one-year period ending October 2017, interest rates increased. The Fund’s duration was in line with the benchmark for the overall period; however, duration was longer at the end of 2016 and the start of 2017 when rates were volatile to the upside, thus the net result was a negative affect from the movement in yields.

Even as policy normalization begins, central banks should stay extraordinarily accommodative for years to come due to the formidable headwinds still facing the world’s major economies. In the U.S., longer-term rates are likely to stay constrained by tepid growth, muted inflation, and the recently lowered estimate of the terminal fed funds rate. That said, the significant divide between the Fed and the market on the future path of interest rates, as well as the potential for a significant change in the makeup of the Federal Open Market Committee (FOMC), keeps us cautious. We believe the longer part of the curve offers more attractive returns at this point in the tightening cycle, given the carry and roll available for the interest rate risk being assumed. As such, we have maintained curve positioning that slightly underweights the short end in favor of intermediate maturities. The Fed’s gradual tapering of reinvestment activity should not be a primary headwind for credit. We expect corporates to continue to outperform Treasuries in a low to moderate-growth environment while offering some protection in the event of rising rates.

Fundamentals remain favorable as earnings growth, balance-sheet leverage, and interest coverage remain positive, while equities trade near all-time highs. We acknowledge that valuations have moved toward cycle tights, and against this backdrop we have been steadily moving up in quality throughout the year. We have reduced our overweight to corporate bonds in favor of Treasuries, shortening our corporate spread duration, and pared back our exposure to certain cyclical industries. The favorable story for credit should continue given strong demand, potentially declining supply, and a very low default environment. That said, we remain vigilant regarding the potential turn of the third-longest economic expansion. We believe that our high quality focus will serve us well when the cycle eventually does turn as we continue to focus on corporations that are time-tested and generate cash flow in all business cycles. In the mortgage segment

AMG GW&K Core Bond Fund

Portfolio Manager’s Comments (continued)

we still prefer shorter duration, higher-coupon pools, which protect against potential spread widening and rate volatility that may occur with the unwinding of the Fed’s balance sheet.

1U.S. GDP, Commerce Dept, FactSet.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2017, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Core Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Core Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I shares on October 31, 2007, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index® for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Core Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index® for the same time periods ended October 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Core Bond Fund[2,3,4,5,6,7]
Class N	0.57%	—	—	1.68%	05/08/15
Class I	0.91%	1.84%	4.88%	5.98%	04/30/93
Class Z	0.98%	—	—	2.09%	05/08/15
Bloomberg Barclays U.S. Aggregate Bond
Index®[8]	0.90%	2.04%	4.19%	5.37%	04/30/93	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[4]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[5]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[6]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[7]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[8]	The Bloomberg Barclays U.S. Aggregate Bond Index® is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index® is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Core Bond Fund

Fund Snapshots (unaudited)

October 31, 2017

PORTFOLIO BREAKDOWN

% of
Category	Net Assets
U.S. Government and Agency Obligations	46.6
Corporate Bonds and Notes	43.5
Municipal Bonds	7.5
Other Assets Less Liabilities	2.4

% of
Rating	Market Value*
U.S. Government and Agency Obligations	47.8
Aaa	1.2
Aa	13.1
A	16.1
Baa	21.8

*	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
U.S. Treasury Bonds, 6.250%, 08/15/23	6.8
U.S. Treasury Note, 2.000%, 11/30/22	5.2
U.S. Treasury Bonds, 4.500%, 02/15/36	2.9
Apple, Inc., 1.811%, 02/09/22	2.5
Wells Fargo & Co., 2.239%, 02/11/22	2.4
Fannie Mae Pool, 5.000%, 02/01/34	2.4
Fannie Mae Pool, 4.500%, 06/01/41	2.4
Fannie Mae Pool, 4.500%, 04/01/39	2.3
Fannie Mae Pool, 4.500%, 04/01/39	2.3
Fannie Mae Pool, 4.500%, 06/01/46	2.3

Top Ten as a Group	31.5

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Core Bond Fund

Schedule of Portfolio Investments

October 31, 2017

	Principal Amount	Value
Corporate Bonds and Notes - 43.5%
Financials - 19.7%
American Tower Corp. 3.375%, 10/15/26	$2,548,000	$2,521,922
Bank of America Corp. 3.875%, 08/01/25	5,368,000	5,634,644
Berkshire Hathaway, Inc. 3.125%, 03/15/26	5,240,000	5,310,141
Crown Castle International Corp. 5.250%, 01/15/23	5,043,000	5,587,959
The Goldman Sachs Group, Inc. 6.125%, 02/15/33	4,687,000	5,904,562
Host Hotels & Resorts LP Series C 4.750%, 03/01/23	3,755,000	4,027,412
JPMorgan Chase & Co. Series S 6.750%, 01/29/49[1,2]	3,584,000	4,112,640
Morgan Stanley, GMTN 5.500%, 07/28/21	4,962,000	5,486,965
National Rural Utilities Cooperative Finance Corp. 3.250%, 11/01/25	3,937,000	4,015,830
US Bancorp, MTN 2.950%, 07/15/22	6,639,000	6,799,725
Visa, Inc. 3.150%, 12/14/25	3,955,000	4,046,503
Wells Fargo & Co. (3-Month LIBOR plus 0.930%) 2.239%, 02/11/22[3]	8,010,000	8,097,812
Weyerhaeuser Co. 7.375%, 03/15/32	2,591,000	3,611,237
Total Financials		65,157,352
Industrials - 23.8%
AbbVie, Inc. 3.200%, 11/06/22	3,956,000	4,057,237
Apple, Inc. (3-Month LIBOR plus 0.500%) 1.811%, 02/09/22[3]	8,050,000	8,156,236
AT&T, Inc. 3.200%, 03/01/22	6,150,000	6,263,345
Automatic Data Processing, Inc. 3.375%, 09/15/25	5,078,000	5,237,764
Burlington Northern Santa Fe LLC 6.150%, 05/01/37	3,191,000	4,228,590
Comcast Corp. 7.050%, 03/15/33	2,212,000	3,076,171
CVS Health Corp. 5.125%, 07/20/45	3,205,000	3,595,102
Georgia-Pacific LLC 8.000%, 01/15/24	2,523,000	3,246,430
International Paper Co. 3.000%, 02/15/27	5,829,000	5,666,196
Kaiser Foundation Hospitals 3.150%, 05/01/27	3,387,000	3,419,775
McDonald’s Corp., MTN 3.700%, 01/30/26	3,625,000	3,795,717
Microsoft Corp. 3.750%, 02/12/45	3,805,000	3,868,131
Mohawk Industries, Inc. 3.850%, 02/01/23	3,862,000	4,023,275
Molson Coors Brewing Co. 3.000%, 07/15/26	3,920,000	3,824,851
Omnicom Group, Inc. 3.600%, 04/15/26	3,945,000	4,006,700
Owens Corning 4.200%, 12/15/22	3,691,000	3,913,550
Verizon Communications, Inc. 4.400%, 11/01/34	5,490,000	5,542,365
The Walt Disney Co., MTN 2.950%, 06/15/27	3,100,000	3,092,687
Total Industrials		79,014,122
Total Corporate Bonds and Notes (Cost $142,951,144)		144,171,474
Municipal Bonds - 7.5%
Los Angeles Unified School District 5.750%, 07/01/34	4,865,000	6,248,947
State of California 7.550%, 04/01/39	4,440,000	6,862,020
New Jersey Transportation Trust Fund Authority 5.754%, 12/15/28	3,765,000	4,335,849
Metropolitan Transportation Authority 6.687%, 11/15/40	3,030,000	4,250,636
JobsOhio Beverage System 4.532%, 01/01/35	2,795,000	3,069,944
Total Municipal Bonds (Cost $24,081,000)		24,767,396
U.S. Government and Agency Obligations - 46.6%
Fannie Mae - 25.9%
Fannie Mae Pool,
3.500%, 07/01/28 to 02/01/46	9,196,607	9,546,979
4.000%, 01/01/29 to 03/01/44	10,935,514	11,515,792
4.500%, 04/01/39 to 06/01/46	32,220,648	34,897,998
5.000%, 02/01/34 to 08/01/40	14,308,963	15,642,295

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Fannie Mae - 25.9% (continued)
Fannie Mae Pool, 5.500%, 08/01/37 to 10/01/41	$12,951,881	$14,467,986
Total Fannie Mae		86,071,050
Freddie Mac - 3.8%
Freddie Mac Gold Pool,
3.500%, 11/01/25	4,518,332	4,735,474
4.000%, 05/01/26	279,121	293,880
5.000%, 07/01/41 to 07/01/44	6,876,529	7,580,358
Total Freddie Mac		12,609,712
U.S. Treasury Obligations - 16.9%
U.S. Treasury Bonds,
3.500%, 02/15/39	2,850,000	3,209,979
4.500%, 02/15/36	7,639,000	9,782,545
6.250%, 08/15/23	18,268,000	22,409,698
U.S. Treasury Note,
1.750%, 03/31/22	3,565,000	3,534,294
2.000%, 11/30/22	17,109,000	17,085,609
Total U.S. Treasury Obligations		56,022,125
Total U.S. Government and Agency Obligations (Cost $155,546,107)		154,702,887
	Shares
Short-Term Investments - 1.7%
Other Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[4]	5,539,881	5,539,881
Total Short-Term Investments (Cost $5,539,881)		5,539,881
Total Investments - 99.3% (Cost $328,118,132)		329,181,638
Other Assets, less Liabilities - 0.7%		2,409,239
Net Assets - 100.0%		$331,590,877

[1]	Perpetuity Bond. The date shown is the final call date.
[2]	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
[3]	Variable rate security. The rate shown is based on the latest available information as of October 31, 2017.
[4]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

GMTN     Global Medium-Term Notes

LIBOR     London Interbank Offered Rate

LP             Limited Partnership

MTN         Medium-Term Note

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes†	—	$144,171,474	—	$144,171,474
Municipal Bonds	—	24,767,396	—	24,767,396
U.S. Government and Agency Obligations†	—	154,702,887	—	154,702,887
Short-Term Investments
Other Investment Companies	$5,539,881	—	—	5,539,881

Total Investments in Securities	$5,539,881	$323,641,757	—	$329,181,638

†	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

	AMG Frontier Small Cap Growth Fund	AMG Managers Emerging Opportunities Fund#	AMG Managers CenterSquare Real Estate Fund#	AMG GW&K Core Bond Fund
Assets:
Investments at Value* (including securities on loan valued at $3,244,706, $16,280,531, $0, and $0, respectively)	$18,627,919	$173,136,613	$303,152,746	$329,181,638
Cash	—	7,206	—	216
Repurchase Agreements at value**	3,261,809	16,531,627	—	—
Receivable for investments sold	110,007	454,997	2,554,564	331,732
Dividend, interest and other receivables	1,911	49,770	45,223	2,614,480
Receivable for Fund shares sold	1,381	91,457	540,464	98,662
Receivable from affiliate	11,724	—	—	—
Prepaid expenses	11,574	14,592	23,349	17,098
Total assets	22,026,325	190,286,262	306,316,346	332,243,826
Liabilities:
Payable upon return of securities loaned	3,261,809	16,531,627	—	—
Payable for investments purchased	87,130	495,186	2,407,744	—
Payable for Fund shares repurchased	47,366	101,074	1,821,376	355,197
Accrued expenses:
Investment advisory and management fees	10,940	149,035	157,393	130,566
Administrative fees	2,344	22,024	39,348	42,525
Distribution fees	40	—	—	31
Shareholder service fees	1,416	31,595	61,719	17,327
Professional fees	27,888	32,100	39,501	54,981
Trustee fees and expenses	169	1,548	2,939	3,165
Other	13,449	32,528	56,732	49,157
Total liabilities	3,452,551	17,396,717	4,586,752	652,949
Net Assets	$18,573,774	$172,889,545	$301,729,594	$331,590,877
* Investments at cost	$14,257,173	$116,895,802	$306,985,404	$328,118,132
** Repurchase agreements at cost	$3,261,809	$16,531,627	—	—

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Frontier Small Cap Growth Fund	AMG Managers Emerging Opportunities Fund#	AMG Managers CenterSquare Real Estate Fund#	AMG GW&K Core Bond Fund
Net Assets Represent:
Paid-in capital	$10,530,593	$98,909,091	$283,058,307	$332,599,264
Undistributed (distribution in excess of) net investment income	—	(162,605)	—	131,951
Accumulated net realized gain (loss) from investments	3,672,435	17,902,248	22,503,945	(2,203,844)
Net unrealized appreciation (depreciation) of investments	4,370,746	56,240,811	(3,832,658)	1,063,506
Net Assets	$18,573,774	$172,889,545	$301,729,594	$331,590,877
Class N:
Net Assets	$210,312	$148,915,389	$243,684,199	$146,010
Shares outstanding	15,928	2,974,489	22,109,676	14,399
Net asset value, offering and redemption price per share	$13.20	$50.06	$11.02	$10.14
Class I:
Net Assets	$11,009,497	$23,974,156	$57,902,295	$325,854,628
Shares outstanding	817,686	473,763	5,253,434	32,113,157
Net asset value, offering and redemption price per share	$13.46	$50.60	$11.02	$10.15
Class Z:
Net Assets	$7,353,965	—	$143,100	$5,590,239
Shares outstanding	536,705	—	12,985	551,189
Net asset value, offering and redemption price per share	$13.70	—	$11.02	$10.14

#	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended October 31, 2017

	AMG Frontier Small Cap Growth Fund	AMG Managers Emerging Opportunities Fund#	AMG Managers CenterSquare Real Estate Fund#	AMG GW&K Core Bond Fund
Investment Income:
Dividend income	$82,920	$1,183,446 [1]	$7,203,814	$34,839
Securities lending income	9,755	104,384	—	—
Interest income	—	—	—	9,592,390
Total investment income	92,675	1,287,830	7,203,814	9,627,229
Expenses:
Investment advisory and management fees	147,485	1,619,722	2,153,819	1,099,650
Administrative fees	27,622	242,959	538,455	549,825
Distribution fees - Class N	437	—	—	459
Shareholder servicing fees - Class N	320	343,598	862,748	275
Shareholder servicing fees - Class I	15,431	—	15,027	232,991
Professional fees	28,802	40,638	65,087	72,628
Registration fees	52,319	41,326	62,927	63,563
Transfer agent fees	7,246	34,688	35,711	40,338
Custodian fees	19,145	27,493	37,552	28,336
Reports to shareholders	4,097	14,899	73,140	11,364
Trustee fees and expenses	1,395	12,016	26,755	28,874
Miscellaneous	3,047	8,281	23,401	17,168
Repayment of prior reimbursements	—	2,209	—	45,516
Total expenses before offsets	307,346	2,387,829	3,894,622	2,190,987
Expense reimbursements	(106,586)	(132,090)	—	(197,822)
Expense reductions	—	(20,290)	(23,576)	—
Net expenses	200,760	2,235,449	3,871,046	1,993,165
Net investment income (loss)	(108,085)	(947,619)	3,332,768	7,634,064
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	4,355,813	21,684,274	26,241,651	(917,994)
Net change in unrealized appreciation/depreciation on investments	627,199	28,112,689	(11,494,670)	(4,801,128)
Net realized and unrealized gain (loss)	4,983,012	49,796,963	14,746,981	(5,719,122)
Net increase in net assets resulting from operations	$4,874,927	$48,849,344	$18,079,749	$1,914,942

#	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	Includes non-recurring dividends of $244,518.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal years ended October 31

	AMG Frontier Small Cap Growth Fund#		AMG Managers Emerging Opportunities Fund##		AMG Managers CenterSquare Real Estate Fund##
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$(108,085)	$(46,430)	$(947,619)	$(654,363)	$3,332,768	$7,277,663
Net realized gain on investments	4,355,813	400,443	21,684,274	1,490,561	26,241,651	33,240,249
Net change in unrealized appreciation/depreciation of investments	627,199	(1,576,969)	28,112,689	1,694,620	(11,494,670)	(24,037,460)
Net increase (decrease) in net assets resulting from operations	4,874,927	(1,222,956)	48,849,344	2,530,818	18,079,749	16,480,452
Distributions to Shareholders:
From net investment income:
Class N	—	—	—	—	(6,688,109)	(4,897,741)
Class I	—	—	—	(33,487)	(144,564)	—
Class Z	—	—	—	—	(744)	—
From net realized gain on investments:
Class N	(680)	(39,181)	(474,506)	(15,729,753)	(33,199,655)	(30,833,694)
Class I	(43,105)	(2,718,707)	(95,766)	(3,402,361)	—	—
Class Z	(40,815)	(3,460,083)	—	—	—	—
Total distributions to shareholders	(84,600)	(6,217,971)	(570,272)	(19,165,601)	(40,033,072)	(35,731,435)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(5,047,285)	(2,944,893)	(24,561,311)	(11,283,898)	(98,423,119)	91,179,116
Total increase (decrease) in net assets	(256,958)	(10,385,820)	23,717,761	(27,918,681)	(120,376,442)	71,928,133
Net Assets:
Beginning of year	18,830,732	29,216,552	149,171,784	177,090,465	422,106,036	350,177,903
End of year	$18,573,774	$18,830,732	$172,889,545	$149,171,784	$301,729,594	$422,106,036
End of year undistributed (distribution in excess of) net investment income (loss)	—	$(18,783)	$(162,605)	$(794,779)	—	$2,637,734

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
##	Effective October 1, 2016 and February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31

	AMG GW&K Core Bond Fund#
	2017	2016
Increase in Net Assets Resulting From Operations:
Net investment income	$7,634,064	$9,172,783
Net realized loss on investments	(917,994)	(829,205)
Net change in unrealized appreciation/depreciation of investments	(4,801,128)	13,166,333
Net increase in net assets resulting from operations	1,914,942	21,509,911
Distributions to Shareholders:
From net investment income:
Class N	(3,147)	(3,419)
Class I	(7,469,075)	(8,966,452)
Class Z	(121,102)	(109,755)
From net realized gain on investments:
Class N	—	(2,907)
Class I	—	(11,341,059)
Class Z	—	(117,591)
Total distributions to shareholders	(7,593,324)	(20,541,183)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(83,092,352)	(157,731,953)
Total decrease in net assets	(88,770,734)	(156,763,225)
Net Assets:
Beginning of year	420,361,611	577,124,836
End of year	$331,590,877	$420,361,611
End of year undistributed net investment income	$131,951	$91,171

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Frontier Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$10.29	$13.57	$25.12	$26.26	$18.81
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.11)	(0.06)[3]	(0.12)	(0.21)[4]	(0.14)[5]
Net realized and unrealized gain (loss) on investments	3.07	(0.22)	0.19	2.05	7.59
Total income (loss) from investment operations	2.96	(0.28)	0.07	1.84	7.45
Less Distributions to Shareholders from:
Net realized gain on investments	(0.05)	(3.00)	(11.62)	(2.98)	—
Total distributions to shareholders	(0.05)	(3.00)	(11.62)	(2.98)	—
Net Asset Value, End of Year	$13.20	$10.29	$13.57	$25.12	$26.26
Total Return[2]	28.82%[6]	(3.01)%[6]	(3.06)%	7.24%	39.61%[6]
Ratio of net expenses to average net assets	1.43%	1.55%	1.55%	1.55%	1.58%[7]
Ratio of gross expenses to average net assets[8]	2.01%	1.95%	1.81%	1.74%	1.65%[7]
Ratio of net investment loss to average net assets[2]	(0.93)%	(0.58)%	(0.76)%	(0.86)%	(0.64)%[7]
Portfolio turnover	99%	70%	99%	63%	65%
Net assets end of year (000’s) omitted	$210	$147	$179	$365	$366

AMG Frontier Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$10.46	$13.76	$25.40	$26.48	$18.92
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.08)	(0.03)[3]	(0.08)	(0.15)[4]	(0.10)[5]
Net realized and unrealized gain (loss) on investments	3.13	(0.23)	0.20	2.08	7.66
Total income (loss) from investment operations	3.05	(0.26)	0.12	1.93	7.56
Less Distributions to Shareholders from:
Net realized gain on investments	(0.05)	(3.04)	(11.76)	(3.01)	—
Total distributions to shareholders	(0.05)	(3.04)	(11.76)	(3.01)	—
Net Asset Value, End of Year	$13.46	$10.46	$13.76	$25.40	$26.48
Total Return[2]	29.22%[6]	(2.77)%[6]	(2.78)%	7.54%	39.96%
Ratio of net expenses to average net assets	1.15%	1.29%	1.28%	1.28%	1.33%[7]
Ratio of gross expenses to average net assets[8]	1.73%	1.69%	1.55%	1.47%	1.40%[7]
Ratio of net investment loss to average net assets[2]	(0.65)%	(0.32)%	(0.51)%	(0.59)%	(0.43)%[7]
Portfolio turnover	99%	70%	99%	63%	65%
Net assets end of year (000’s) omitted	$11,009	$9,570	$12,671	$14,842	$15,273

AMG Frontier Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class Z	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$10.63	$13.95	$25.69	$26.72	$19.04
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.06)	(0.01)[3]	(0.05)	(0.09)[4]	(0.04)[5]
Net realized and unrealized gain (loss) on investments	3.18	(0.22)	0.21	2.10	7.72
Total income (loss) from investment operations	3.12	(0.23)	0.16	2.01	7.68
Less Distributions to Shareholders from:
Net realized gain on investments	(0.05)	(3.09)	(11.90)	(3.04)	—
Total distributions to shareholders	(0.05)	(3.09)	(11.90)	(3.04)	—
Net Asset Value, End of Year	$13.70	$10.63	$13.95	$25.69	$26.72
Total Return[2]	29.42%[6]	(2.53)%[6]	(2.55)%	7.78%	40.34%[6]
Ratio of net expenses to average net assets	1.00%	1.05%	1.05%	1.05%	1.08%[7]
Ratio of gross expenses to average net assets[8]	1.58%	1.44%	1.32%	1.24%	1.15%[7]
Ratio of net investment loss to average net assets[2]	(0.50)%	(0.10)%	(0.28)%	(0.34)%	(0.17)%[7]
Portfolio turnover	99%	70%	99%	63%	65%
Net assets end of year (000’s) omitted	$7,354	$9,114	$16,366	$21,070	$58,117

#	Effective October 1, 2016, Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.09), $(0.06), and $(0.04) for Class N, Class I and Class Z shares, respectively.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.22), $(0.16), and $(0.10) for Class N, Class I and Class Z shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.20), $(0.17), and $(0.09) for Class N, Class I and Class Z shares, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Includes non-routine extraordinary expenses amounting to 0.026%, 0.026% and 0.026% of average net assets for the Class N, Class I and Class Z, respectively.
[8]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG Managers Emerging Opportunities Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017#	2016##	2015	2014	2013
Net Asset Value, Beginning of Year	$37.09	$40.76	$47.11	$51.19	$37.26
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.27)[3]	(0.17)[4]	(0.24)[5]	(0.29)[6]	(0.14)[7]
Net realized and unrealized gain (loss) on investments	13.38	1.02	(0.79)	3.01	16.99
Total income (loss) from investment operations	13.11	0.85	(1.03)	2.72	16.85
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.07)
Net realized gain on investments	(0.14)	(4.52)	(5.32)	(6.80)	(2.85)
Total distributions to shareholders	(0.14)	(4.52)	(5.32)	(6.80)	(2.92)
Net Asset Value, End of Year	$50.06	$37.09	$40.76	$47.11	$51.19
Total Return[2,8]	35.43%	2.50%	(3.01)%	5.09%	49.00%
Ratio of net expenses to average net assets[9]	1.42%	1.41%	1.42%	1.41%[10]	1.44%[11]
Ratio of gross expenses to average net assets[12]	1.51%	1.62%	1.61%	1.61%[10]	1.65%[11]
Ratio of net investment loss to average net assets[2]	(0.62)%	(0.47)%	(0.55)%	(0.61)%[10]	(0.33)%[11]
Portfolio turnover	58%	72%	89%	98%	96%
Net assets end of year (000’s) omitted	$148,915	$124,045	$145,980	$169,398	$172,959

AMG Managers Emerging Opportunities Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016##	2015	2014	2013
Net Asset Value, Beginning of Year	$37.40	$41.05	$47.32	$51.31	$37.37
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.16)[3]	(0.08)[4]	(0.13)[5]	(0.17)[6]	(0.03)[7]
Net realized and unrealized gain (loss) on investments	13.51	1.02	(0.80)	3.00	16.99
Total income (loss) from investment operations	13.35	0.94	(0.93)	2.83	16.96
Less Distributions to Shareholders from:
Net investment income	—	(0.04)	—	—	(0.17)
Net realized gain on investments	(0.15)	(4.55)	(5.34)	(6.82)	(2.85)
Total distributions to shareholders	(0.15)	(4.59)	(5.34)	(6.82)	(3.02)
Net Asset Value, End of Year	$50.60	$37.40	$41.05	$47.32	$51.31
Total Return[2,8]	35.80%	2.73%	(2.76)%	5.33%	49.36%
Ratio of net expenses to average net assets[9]	1.17%	1.16%	1.17%	1.16%[10]	1.19%[11]
Ratio of gross expenses to average net assets[12]	1.26%	1.37%	1.36%	1.36%[10]	1.40%[11]
Ratio of net investment loss to average net assets[2]	(0.37)%	(0.22)%	(0.30)%	(0.36)%[10]	(0.08)%[11]
Portfolio turnover	58%	72%	89%	98%	96%
Net assets end of year (000’s) omitted	$23,974	$25,127	$31,111	$35,282	$44,089

#	Effective February 27, 2017, Class S was renamed Class N.
##	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.34) and $(0.23) for Class N and Class I shares, respectively.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.24) and $(0.15) for Class N and Class I shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.30) and $(0.19) for Class N and Class I shares, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.33) and $(0.21) for Class N and Class I shares, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.31) and $(0.20) for Class N and Class I shares, respectively.
[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[9]	Includes reduction from broker recapture amounting to 0.01%, 0.02%, 0.03% and 0.01% for the fiscal years ended 2017, 2016, 2014 and 2013, respectively.
[10]	Includes tax expense of $23,725 or 0.01%
[11]	Includes non-routine extraordinary expenses amounting to 0.022% and 0.022% of average net assets for the Class N and Class I, respectively.
[12]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG Managers CenterSquare Real Estate Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017#	2016##	2015	2014	2013
Net Asset Value, Beginning of Year	$11.68	$12.34	$12.03	$10.79	$10.07
Income (loss) from Investment Operations:
Net investment income[1,2]	0.10	0.22 [3]	0.16 [4]	0.14	0.11
Net realized and unrealized gains on investments	0.42	0.40	0.75	1.84	0.96
Total income from investment operations	0.52	0.62	0.91	1.98	1.07
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.15)	(0.21)	(0.13)	(0.10)
Net realized gain on investments	(0.97)	(1.13)	(0.39)	(0.61)	(0.25)
Total distributions to shareholders	(1.18)	(1.28)	(0.60)	(0.74)	(0.35)
Net Asset Value, End of Year	$11.02	$11.68	$12.34	$12.03	$10.79
Total Return[2]	4.75%[5]	5.33%[5]	7.68%[5]	19.88%[5]	10.89%
Ratio of net expenses to average net assets[6]	1.08%	1.15%	1.16%	1.19%	1.26%[7]
Ratio of gross expenses to average net assets[8]	1.09%	1.16%	1.17%	1.20%	1.27%[7]
Ratio of net investment income to average net assets[2]	0.91%	1.88%	1.32%	1.27%	1.08%[7]
Portfolio turnover	71%	65%	61%	49%	86%
Net assets end of year (000’s) omitted	$243,684	$422,106	$350,178	$315,958	$212,626

AMG Managers CenterSquare Real Estate Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended
Class I	October 31, 2017[9]
Net Asset Value, Beginning of Period	$11.22
Income (loss) from Investment Operations:
Net investment income[1,2]	0.11
Net realized and unrealized loss on investments	(0.26)
Total loss from investment operations	(0.15)
Less Distributions to Shareholders from:
Net investment income	(0.05)
Total distributions to shareholders	(0.05)
Net Asset Value, End of Period	$11.02
Total Return[2]	(1.30)%[5,10]
Ratio of net expenses to average net assets	0.94%[11,12]
Ratio of gross expenses to average net assets[8]	0.95%[11]
Ratio of net investment income to average net assets[2]	1.46%[11]
Portfolio turnover	71%[10]
Net assets end of period (000’s) omitted	$57,902

AMG Managers CenterSquare Real Estate Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended
Class Z	October 31, 2017[9]
Net Asset Value, Beginning of Period	$11.22
Income (loss) from Investment Operations:
Net investment income[1,2]	0.12
Net realized and unrealized loss on investments	(0.26)
Total loss from investment operations	(0.14)
Less Distributions to Shareholders from:
Net investment income	(0.06)
Total distributions to shareholders	(0.06)
Net Asset Value, End of Period	$11.02
Total Return[2]	(1.27)%[5,10]
Ratio of net expenses to average net assets	0.83%[11,12]
Ratio of gross expenses to average net assets[8]	0.84%[11]
Ratio of net investment income to average net assets[2]	1.57%[11]
Portfolio turnover	71%[10]
Net assets end of period (000’s) omitted	$143

#	Effective February 27, 2017, Class S was renamed Class N.
##	Effective October 1, 2016, the shares were reclassified and redesignated as Class S shares.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12 for Class N shares.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.13 for Class N shares.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Includes reduction from broker recapture amounting to 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for the fiscal years ended 2017, 2016, 2015, 2014 and 2013, respectively.
[7]	Includes non-routine extraordinary expenses amounting to 0.027% of average net assets
[8]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[9]	Commencement of operations was on February 27, 2017.
[10]	Not annualized.
[11]	Annualized.
[12]	Includes reduction from broker recapture amounting to 0.01% for the period ended 2017.

AMG GW&K Core Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,		For the fiscal period ended October 31, 2015[1]
Class N	2017	2016#
Net Asset Value, Beginning of Period	$10.26	$10.23	$10.39
Income (loss) from Investment Operations:
Net investment income[2,3]	0.18	0.16	0.08
Net realized and unrealized gain (loss) on investments	(0.12)	0.28	(0.16)
Total income (loss) from investment operations	0.06	0.44	(0.08)
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.17)	(0.08)
Net realized gain on investments	—	(0.24)	—
Total distributions to shareholders	(0.18)	(0.41)	(0.08)
Net Asset Value, End of Period	$10.14	$10.26	$10.23
Total Return[3,4]	0.57%	4.44%	(0.76)%[5]
Ratio of net expenses to average net assets	0.88%	0.88%	0.88%[6]
Ratio of gross expenses to average net assets[8]	0.93%	0.97%	0.99%[6]
Ratio of net investment income to average net assets[3]	1.75%	1.51%	1.67%[6]
Portfolio turnover	18%	48%	175%[5]
Net assets end of period (000’s) omitted	$146	$293	$124

AMG GW&K Core Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$10.27	$10.24	$10.87	$10.63	$11.14
Income (loss) from Investment Operations:
Net investment income[2,3]	0.21	0.21	0.18	0.16	0.16
Net realized and unrealized gain (loss) on investments	(0.12)	0.26	(0.11)	0.22	(0.24)
Total income (loss) from investment operations	0.09	0.47	0.07	0.38	(0.08)
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.20)	(0.35)	(0.14)	(0.26)
Net realized gain on investments	—	(0.24)	(0.35)	—	(0.15)
Distributions from return of capital	—	—	—	—	(0.02)
Total distributions to shareholders	(0.21)	(0.44)	(0.70)	(0.14)	(0.43)
Net Asset Value, End of Year	$10.15	$10.27	$10.24	$10.87	$10.63
Total Return[3,4]	0.91%	4.79%	0.68%	3.64%	(0.72)%
Ratio of net expenses to average net assets	0.55%	0.55%	0.56%	0.58%	0.61%[7]
Ratio of gross expenses to average net assets[8]	0.60%	0.65%	0.67%	0.67%	0.70%[7]
Ratio of net investment income to average net assets[3]	2.08%	2.01%	1.70%	1.46%	1.45%[7]
Portfolio turnover	18%	48%	175%	177%	255%
Net assets end of year (000’s) omitted	$325,855	$414,400	$572,110	$942,956	$1,243,510

AMG GW&K Core Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,		For the fiscal period ended October 31, 2015[1]
Class Z	2017	2016#
Net Asset Value, Beginning of Period	$10.26	$10.23	$10.39
Income (loss) from Investment Operations:
Net investment income[2,3]	0.22	0.19	0.10
Net realized and unrealized gain (loss) on investments	(0.12)	0.29	(0.16)
Total income (loss) from investment operations	0.10	0.48	(0.06)
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.21)	(0.10)
Net realized gain on investments	—	(0.24)	—
Total distributions to shareholders	(0.22)	(0.45)	(0.10)
Net Asset Value, End of Period	$10.14	$10.26	$10.23
Total Return[3,4]	0.98%	4.85%	(0.58)%[5]
Ratio of net expenses to average net assets	0.48%	0.48%	0.48%[6]
Ratio of gross expenses to average net assets[8]	0.53%	0.58%	0.59%[6]
Ratio of net investment income to average net assets[3]	2.15%	1.88%	2.05%[6]
Portfolio turnover	18%	48%	175%[5]
Net assets end of period (000’s) omitted	$5,590	$5,668	$4,891

#	Effective October 1, 2016, Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[1]	Commencement of operations was on May 8, 2015.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Not annualized.
[6]	Annualized.
[7]	Includes non-routine extraordinary expenses amounting to 0.025% of average net assets.
[8]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements

October 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are the AMG Frontier Small Cap Growth Fund (“Small Cap”), AMG Managers Emerging Opportunities Fund (“Emerging Opportunities”), AMG Managers CenterSquare Real Estate Fund (“Real Estate”) and AMG GW&K Core Bond Fund (“Core Bond”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which, effective October 1, 2016, were renamed. Both Small Cap and Core Bond previously offered Investor Class shares, Service Class shares, and Institutional Class shares which were renamed to Class N, Class I and Class Z, respectively; Emerging Opportunities previously offered Service Class shares and Institutional Class shares which were renamed Class S and Class I, respectively; and Real Estate shares were reclassified and redesignated Class S. Effective February 27, 2017, Emerging Opportunities’s and Real Estate’s Class S shares were renamed Class N and Real Estate commenced offering Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Real Estate is non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each

Notes to Financial Statements (continued)

business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts,)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended October 31, 2017, the impact on the expense ratios, if any, were as follows: Emerging Opportunities—$20,290 or less than 0.01% and Real Estate - $23,576 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, with the exception of Real Estate, which declares and pays out income dividends quarterly in March, June, September and December, and Core Bond, which normally declares income dividends daily and pays out monthly. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to current year redesignations of net operating loss to offset short term capital gains, partnership adjustments and redesignation of dividends paid. Temporary differences are due to differing treatments for losses deferred due to tax regulations, partnerships, wash sales and mergers.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	Small Cap		Emerging Opportunities		Real Estate
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary income	—	—	—	$32,727	$5,970,502	$4,790,308
Short-term capital gains	—	$103,173	—	3,260,385	8,434,466	4,394,602
Long-term capital gains	$84,600	6,114,798	$570,272	15,872,489	25,628,104	26,546,525

	$84,600	$6,217,971	$570,272	$19,165,601	$40,033,072	$35,731,435

					Core Bond
Distributions paid from:					2017	2016
Ordinary income					$7,593,324	$9,081,612
Short-term capital gains					—	—
Long-term capital gains					—	11,459,571

					$7,593,324	$20,541,183

As of October 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Small Cap	Emerging Opportunities	Real Estate	Core Bond
Capital loss carryforward	—	—	—	$2,203,844
Undistributed ordinary income	—	—	—	131,951
Undistributed short-term capital gains	$970,945	$4,187,061	$6,565,642	—
Undistributed long-term capital gains	3,132,216	15,239,582	18,328,605	—
Late-year loss deferral	—	—	—	—

At October 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Small Cap	$17,949,708	$4,739,629	$(799,609)	$3,940,020
Emerging Opportunities	135,114,429	59,374,263	(4,820,452)	54,553,811
Real Estate	309,375,706	16,560,194	(22,783,154)	(6,222,960)
Core Bond	328,118,132	3,320,348	(2,256,842)	1,063,506

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2017, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss
	Carryover Amounts
Fund	Short-Term	Long-Term	Total
Core Bond	$2,203,844	—	$2,203,844

Notes to Financial Statements (continued)

As of October 31, 2017, Small Cap, Emerging Opportunities and Real Estate had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended October 31, 2018, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended October 31, 2017 and October 31, 2016, the capital stock transactions by class for the Funds were as follows:

	Small Cap				Emerging Opportunities
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	1,726	$20,611	163	$1,711	124,645	$5,394,996	135,799	$4,880,742
Reinvestment of distributions	60	680	3,645	39,181	11,112	468,577	434,339	15,527,622
Cost of shares repurchased	(172)	(2,029)	(2,704)	(26,541)	(505,849)	(21,866,550)	(806,723)	(28,544,150)

Net increase (decrease)	1,614	$19,262	1,104	$14,351	(370,092)	$(16,002,977)	(236,585)	$(8,135,786)

Class I:
Proceeds from sale of shares	44,220	$526,638	10,899	$109,835	97,412	$4,391,063	98,304	$3,433,383
Reinvestment of distributions	3,731	43,022	246,254	2,686,627	2,202	93,688	93,687	3,369,928
Cost of shares repurchased	(145,343)	(1,724,403)	(262,834)	(2,838,855)	(297,784)	(13,043,085)	(277,928)	(9,951,423)

Net decrease	(97,392)	$(1,154,743)	(5,681)	$(42,393)	(198,170)	$(8,558,334)	(85,937)	$(3,148,112)

Class Z:
Proceeds from sale of shares	6,364	$76,190	136,208	$1,455,548	—	—	—	—
Reinvestment of distributions	3,482	40,815	312,847	3,460,083	—	—	—	—
Cost of shares repurchased	(330,679)	(4,028,809)	(764,579)	(7,832,482)	—	—	—	—

Net decrease	(320,833)	$(3,911,804)	(315,524)	$(2,916,851)	—	—	—	—

Notes to Financial Statements (continued)

	Real Estate				Core Bond
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	7,839,045	$87,226,250	18,653,759	$222,136,592	12,223	$123,539	15,854	$162,090
Reinvestment of distributions	3,219,980	34,583,644	2,747,238	31,501,690	297	2,978	623	6,285
Cost of shares repurchased	(25,090,414)	(278,435,016)	(13,630,885)	(162,459,166)	(26,707)	(267,495)	(37)	(378)

Net increase (decrease)	(14,031,389)	$(156,625,122)	7,770,112	$91,179,116	(14,187)	$(140,978)	16,440	$167,997

Class I:[1]
Proceeds from sale of shares	5,898,330	$65,213,040	—	—	1,948,710	$19,639,391	2,352,377	$23,954,519
Reinvestment of distributions	4,064	45,022	—	—	711,997	7,154,704	1,944,030	19,519,468
Cost of shares repurchased	(648,960)	(7,198,342)	—	—	(10,908,824)	(109,731,047)	(19,824,182)	(202,131,751)

Net increase (decrease)	5,253,434	$58,059,720	—	—	(8,248,117)	$(82,936,952)	(15,527,775)	$(158,657,764)

Class Z:[1]
Proceeds from sale of shares	26,293	$287,191	—	—	54,299	$543,277	69,158	$709,268
Reinvestment of distributions	67	743	—	—	7,059	70,932	21,406	214,913
Cost of shares repurchased	(13,375)	(145,651)	—	—	(62,513)	(628,631)	(16,235)	(166,367)

Net increase (decrease)	12,985	$142,283	—	—	(1,155)	$(14,422)	74,329	$757,814

[1]	Commencement of operations for Class I and Class Z of Real Estate was February 27, 2017.

At October 31, 2017, certain unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Small Cap - one owns 13%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At October 31, 2017, the market value of Repurchase Agreements outstanding for Small Cap and Emerging Opportunities were $3,261,809 and $16,531,627, respectively.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. Small Cap is managed by Frontier Capital Management Co., LLC (“Frontier”). Emerging Opportunities is managed by Lord Abbett & Co. LLC, Next Century Growth Investors, LLC, RBC Global Asset Management (U.S.) Inc., and WEDGE Capital Management LLP. Real Estate is managed by CenterSquare Investment Management, Inc. Core Bond is managed by GW&K Investment Management, LLC (“GW&K”). AMG indirectly owns a majority interest in Frontier and GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. the Funds’ investment management fees are paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.70%
Emerging Opportunities	1.00%
Real Estate	0.60%
Core Bond	0.30%

Notes to Financial Statements (continued)

Prior to July 1, 2017, the annual rate for the investment management fees was 0.85% of the Fund’s average daily net assets for Small Cap. Prior to October 1, 2016, the annual rate for the investment management fees was 1.00% of the Fund’s average daily net assets for Small Cap.

The Investment Manager has contractually agreed, through at least March 1, 2019 for Small Cap and through at least March 1, 2018 for Emerging Opportunities and Core Bond, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Small Cap, Emerging Opportunities, and Core Bond to 0.90%, 1.18% and 0.48%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. Prior to July 1, 2017, the Small Cap contractual expense limitation was 1.05%. The Investment Manager has contractually agreed, through at least March 1, 2018 for Real Estate, to waive management fees and/or reimburse the Fund’s expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 1.24% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At October 31, 2017, the Funds’ expiration of recoupment is as follows:

Expiration Period	Small Cap	Emerging Opportunities	Core Bond
Less than 1 year	$94,472	$358,771	$684,358
Within 2 years	86,272	291,604	442,748
Within 3 years	106,586	132,090	197,822

Total Amount Subject to Recoupment	$287,330	$782,465	$1,324,928

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to each Fund. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, Emerging Opportunities, Real Estate and Core Bond paid an administration fee under a similar contract at an annual rate of 0.25%, 0.25% and 0.20%, respectively, of each Fund’s average daily net assets, while Small Cap did not pay an Administration fee.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Small Cap and Core Bond each have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

Effective October 1, 2016, for Class N of Small Cap, Emerging Opportunities, Real Estate and Core Bond and for Class I of Small Cap, Real Estate and Core Bond, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, any trust companies who provide shareholder recordkeeping, account servicing and other services. Class N shares of Small Cap, Emerging Opportunities, Real Estate and Core Bond and Class I shares of Small Cap, Real Estate and Core Bond may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

Notes to Financial Statements (continued)

The impact on the annualized expense ratio for the fiscal year ended October 31, 2017, were as follows:

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred
Small Cap
Class N*	0.25%	0.18%
Class I	0.15%	0.15%
Emerging Opportunities
Class N	0.25%	0.25%
Real Estate
Class N	0.25%	0.25%
Class I	0.15%	0.11%
Core Bond
Class N	0.15%	0.15%
Class I	0.10%	0.06%

*	Effective February 27, 2017, the maximum annual rate was decreased to 0.15% from 0.25%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2017, Small Cap borrowed a maximum amount of $2,158,700 for three days paying interest of $258, Emerging Opportunities borrowed a maximum amount of $4,187,214 for 13 days paying interest of $869 and Real Estate borrowed a maximum amount of $23,366,111 for 52 days paying interest of $9,602. The interest amount is included in the Statement of Operations as miscellaneous expense. At October 31, 2017, the Funds had no interfund loans outstanding.

For the fiscal year ended October 31, 2017, Emerging Opportunities executed security transactions with other funds affiliated with Lord, Abbett & Co., LLC, one of the subadvisors. Each of the transactions were executed at the closing price of the security transacted and with no commissions under Rule 17a-7 procedures approved by the Board. For the fiscal year end October 31, 2017, there was 1 purchase transaction for a total quantity of 2,813 shares at a cost of $57,104 and 8 sale transactions for a total quantity of 21,779 shares with proceeds of $827,105. The realized gain on the sales was $323,838.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2017, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Small Cap	$18,063,474	$23,479,380
Emerging Opportunities	90,466,332	118,172,326
Real Estate	252,865,880	384,654,137
Core Bond	41,605,629	93,657,504

Core Bond purchases and sales of U.S. Government obligations during the fiscal year ended October 31, 2017 were $22,952,680 and $48,143,411, respectively.

4. PORTFOLIO SECURITIES LOANED

The Funds, other than Real Estate, participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At October 31, 2017, the value of the securities loaned and cash collateral received, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Small Cap	$3,244,706	$3,261,809
Emerging Opportunities	16,280,531	16,531,627

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the

Notes to Financial Statements (continued)

Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of October 31, 2017:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of Assets	Financial
	Presented in the Statement	Instruments	Cash Collateral
Fund	of Assets and Liabilities	Collateral	Received	Net Amount
Small Cap
Citigroup Global Markets, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	1,000,000	1,000,000	—	—
HSBC Securities, Inc.	1,000,000	1,000,000	—	—
Jefferies LLC	261,809	261,809	—	—

Totals	$3,261,809	$3,261,809	—	—

Emerging Opportunities
Bank of Montreal	$826,119	$826,119	—	—
Citigroup Global Markets, Inc.	3,926,377	3,926,377	—	—
Daiwa Capital Markets America	3,926,377	3,926,377	—	—
HSBC Securities, Inc.	3,926,377	3,926,377	—	—
Nomura Securities International, Inc.	3,926,377	3,926,377	—	—

Totals	$16,531,627	$16,531,627	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Funds have adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

Commencing with the fiscal year beginning on November 1, 2017, the fiscal year of Real Estate will be changed from the period ending October 31 of each year to the period ending December 31 of each year.

The Funds have determined that no other material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG Frontier Small Cap Growth, AMG Managers Emerging Opportunities, AMG Managers CenterSquare Real Estate and AMG GW&K Core Bond Funds each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation

Act of 2003. The 2016/2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Notes to Financial Statements (continued)

Pursuant to section 852 of the Internal Revenue Code, AMG Frontier Small Cap Growth, AMG Managers Emerging Opportunities, AMG Managers CenterSquare Real Estate and AMG GW&K Core Bond Funds each hereby designates $84,600,

$570,272, $25,628,104, and $0, respectively, as a capital gain distribution with respect to the taxable year ended October 31, 2017, or if subsequently determined to be different, the net capital gains of such fiscal year.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND SHAREHOLDERS OF THE AMG FRONTIER SMALL CAP GROWTH FUND, AMG MANAGERS EMERGING OPPORTUNITIES FUND, AMG MANAGERS CENTERSQUARE REAL ESTATE FUND AND AMG GW&K CORE BOND FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AMG Frontier Small Cap Growth Fund, AMG Managers Emerging Opportunities Fund, AMG Managers CenterSquare Real Estate Fund and AMG GW&K Core Bond Fund (the “Funds”) as of October 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2017

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 69
• Oversees 61 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2000 • Oversees 61 Funds in Fund Complex

Edward J. Kaier, 72

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 54
• Oversees 63 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000	Steven J. Paggioli, 67
• Oversees 63 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008-Present).

• Trustee since 2013	Richard F. Powers III, 71
• Oversees 61 Funds in Fund Complex	Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman	Eric Rakowski, 59
• Trustee since 2000 • Oversees 63 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 52
• Oversees 63 Funds in Fund Complex	Lecturer, Babson College (2007-Present).

• Trustee since 2000	Thomas R. Schneeweis, 70
• Oversees 61 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 65
• Oversees 63 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 49
• Principal Executive Officer since 2014 • Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Compliance Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); Chief Operating Officer, Aston Funds (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 52
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 51

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017

Christopher R. Townsend, 50

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

AMG Funds

Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 50

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice Presdient, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Marc J. Peirce, 55

Director, Legal and Compliance, AMG Funds LLC (2017-Present); Vice President, Compliance Officer, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

Annual Renewal of Investment Management and Subadvisory Agreements

At an in-person meeting held on June 28-29, 2017, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG Managers Emerging Opportunities Fund, AMG Frontier Small Cap Growth Fund, AMG Managers CenterSquare Real Estate Fund (formerly AMG Managers Real Estate Securities Fund) and AMG GW&K Core Bond Fund (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 and separately an amendment, to be effective July 1, 2017, to the Investment Management Agreement with respect to AMG Frontier Small Cap Growth Fund (collectively, the “Investment Management Agreements”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, for each of the Subadvisers to the Funds and separately an amendment, to be effective July 1, 2017, to the Subadvisory Agreement with respect to AMG Frontier Small Cap Growth Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreements and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each, a “Peer Group”), performance information for relevant benchmark indices (each, a “Fund Benchmark”) and, with respect to each applicable Subadviser, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 28-29, 2017, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisers under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment

Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisers; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreements and supervising each Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by each Subadviser of its obligations to a Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of each Subadviser’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of each Subadviser and other information regarding each Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of each Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of each Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser, including at the request of the Board; identifies potential successors to or replacements of any subadviser or potential additional Subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreements and applicable law. With respect to AMG Frontier Small Cap Growth Fund and AMG GW&K Core Bond Fund, the Trustees noted the affiliation of each Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreements and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to each Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadviser, its “Investment Strategy”) used in managing a Fund or the portion of a Fund for which the Subadviser has portfolio management responsibility. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadviser’s organizational and management structure and each Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual(s) at each Subadviser with portfolio management responsibility

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

for a Fund or the portion of a Fund managed by the Subadviser, including the information set forth in the Fund’s prospectus and statement of additional information. With respect to AMG Managers Emerging Opportunities Fund, which is managed by multiple Subadvisers, the Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadviser’s Investment Strategy complements those utilized by the Fund’s other Subadvisers. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of each Subadviser with respect to its ability to provide the services required under its Subadvisory Agreement. The Trustees also considered each Subadviser’s risk management processes.

PERFORMANCE

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to each Fund’s Peer Group and Fund Benchmark and considered each applicable Subadviser’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund or the portion of the Fund managed by each Subadviser as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy, including, with respect to AMG Managers Emerging Opportunities Fund, the portion of the Fund managed by each Subadviser. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to AMG Managers Emerging Opportunities Fund. The Board was mindful of the Investment Manager’s attention to monitoring each Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

ADVISORY AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the

Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadviser(s) and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also considered the various changes in management, administrative and shareholder servicing fee rates that were implemented during the past year for the applicable Funds, noting that the Investment Manager provides administrative and shareholder services to the Funds pursuant to an Administration Agreement with the Funds. The Trustees noted that, effective July 1, 2017, the management fee rate paid by AMG Frontier Small Cap Growth Fund will be reduced. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee(s) with respect to each Fund. The Trustees also noted any payments that were made from Frontier Capital Management Company, LLC (“Frontier”) and GW&K Investment Management, LLC (“GW&K”) to the Investment Manager, and any other payments made or to be made from the Investment Manager to Frontier and GW&K. The Trustees concluded that, in light of the high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain contractual expense limitations for the Funds.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the enterprise and entrepreneurial risks undertaken as

Investment Manager and sponsor of the Funds and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for all of the Funds from time to time as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the current and proposed advisory fee structure, as applicable, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreements and supervising each Subadviser. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time (after noting the fee rate changes made at the meeting). With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

SUBADVISORY AND PROFITABILITY

In considering the reasonableness of the fee payable by the Investment Manager to each Subadviser (other than Frontier and GW&K, which are affiliates of the Investment Manager), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadviser (other than Frontier and GW&K) is not affiliated with the Investment Manager. In addition, the Trustees considered other potential benefits of the subadvisory relationship to a Subadviser, including, among others, the indirect benefits that the Subadviser may receive from the Subadviser’s relationship with a Fund, including any so-called “fallout benefits” to the Subadviser, such as reputational value derived from the Subadviser

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

serving as Subadviser to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by each unaffiliated Subadviser and the profitability to the Subadviser of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund or the portion of a Fund managed by each unaffiliated Subadviser to be a material factor in their deliberations at this time.

In considering the reasonableness of the fees payable by the Investment Manager to each of Frontier and GW&K, the Trustees noted that each of Frontier and GW&K is an affiliate of the Investment Manager, and the Trustees reviewed information regarding the cost to Frontier and GW&K, respectively, of providing subadvisory services to a Fund and the resulting profitability from such relationship. The Trustees noted that, because each of Frontier and GW&K is an affiliate of the Investment Manager, a portion of Frontier’s or GW&K’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the current and proposed subadvisory fee structure, as applicable, and the services each of Frontier and GW&K provides in performing its functions under the applicable Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to each of Frontier and GW&K is reasonable and that neither Frontier nor GW&K is realizing material benefits from economies of scale that would warrant adjustments to the advisory or subadvisory fees at this time (after noting the fee rate changes made at the meeting). Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund, the Investment Manager and each Subadviser.

AMG Managers Emerging Opportunities Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was above, below, below and above, respectively, the median performance of the Peer Group and above, below, below and below, respectively, the performance of the Fund Benchmark, the Russell Microcap Index. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s more recent improved performance relative to its Peer Group and Fund Benchmark. The Trustees also took into account the fact that Class N shares of the Fund ranked in the top decile relative to its Peer Group for the 1-year period and in the top quartile relative to its Peer Group for the 10-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.18%. The Trustees took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisers, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisers, the Fund’s advisory and subadvisory fees are reasonable.

AMG Frontier Small Cap Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date of all the share classes of the Fund and the largest amount of assets of all the share classes of the Fund) for the 1-year,

3-year, 5-year and 10-year periods ended March 31, 2017 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000 Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees also noted that Class I shares of the Fund ranked in the third quartile relative to its Peer Group for the 1-year and 10-year periods. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that, effective July 1, 2017, the Investment Manager has contractually agreed, through March 1, 2019, to lower the Fund’s contractual expense limitation from 1.05% to 0.90% of the Fund’s net annual operating expenses (subject to certain excluded expenses). The Trustees noted that, effective July 1, 2017, the Fund’s management fee rate was being reduced. The Board also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers CenterSquare Real Estate Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was below, above, above and above, respectively, the median performance of the Peer

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Group and above the performance of the Fund Benchmark, the Dow Jones U.S. Select REIT Index. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s outperformance relative to the Fund Benchmark and the reasons for the Fund’s more recent underperformance relative to its Peer Group. The Trustees also noted that Class N shares of the Fund ranked in the top decile relative to its Peer Group for the 10-year period and in the top quintile relative to its Peer Group for the 3-year and 5-year periods. The Trustees concluded that the Fund’s performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.24%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG GW&K Core Bond Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was below, below, below and above, respectively, the median performance of the Peer Group and below, below, above and above, respectively, the performance of the Fund Benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s recent underperformance relative to the Fund Benchmark and its Peer Group. The Trustees noted that Class I shares of the Fund ranked in the top quintile relative to its Peer Group for the 10-year period and in the third quintile relative to its Peer Group for the 5-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.48%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager, the Fund’s advisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding each Investment Management Agreement and each Subadvisory Agreement: (a) the Investment Manager and each Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under each Investment Management Agreement and the applicable Subadvisory Agreements; (b) each Subadviser’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; and (c) the Investment Manager and each Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 28-29, 2017, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds / Managers

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s/Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com |	65

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund—Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

103117 AR022	| amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2017	Fiscal 2016
AMG FQ Tax-Managed U.S. Equity Fund	$21,412	$20,964
AMG FQ Long-Short Equity Fund (formerly AMG FQ U.S. Equity Fund)	$30,609	$9,155
AMG FQ Global Risk-Balanced Fund	$26,059	$25,687
AMG Frontier Small Cap Growth Fund	$20,272	$20,314
AMG Managers Emerging Opportunities Fund	$21,265	$20,489
AMG Managers CenterSquare Real Estate Fund	$23,714	$38,904
AMG GW&K Core Bond Fund	$41,190	$63,371

(b) Audit-Related Fees

There were no fees billed by PwC to any Fund other than AMG Managers CenterSquare Real Estate Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”). Audit-Related Fees billed by PwC to AMG Managers CenterSquare Real Estate Fund were $10,034 for fiscal 2017 and $9,837 for fiscal 2016 and related to services performed pursuant to Rule 17f-2 under the Investment Company Act of 1940.

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2017	Fiscal 2016
AMG FQ Tax-Managed U.S. Equity Fund	$7,369	$7,369
AMG FQ Long-Short Equity Fund (formerly AMG FQ U.S. Equity Fund)	$11,463	$10,263
AMG FQ Global Risk-Balanced Fund	$10,195	$10,195
AMG Frontier Small Cap Growth Fund	$7,369	$7,369
AMG Managers Emerging Opportunities Fund	$8,471	$8,471
AMG Managers CenterSquare Real Estate Fund	$9,425	$9,425
AMG GW&K Core Bond Fund	$9,362	$9,362

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2017 and $0 for fiscal 2016, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2017 and 2016 for non-audit services rendered to the Funds and Fund Service Providers were $144,504 and $102,223, respectively. For the fiscal year ended October 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $80,850 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item  9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG Funds I

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: January 8, 2018

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date: January 8, 2018